Exhibit (a)(1)(xxv)

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT (this "Agreement") is made as of March _____, 2005 (the "Effective Date"), by and between GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("Lender"), and ERI ACQUISITION CORP., an Oregon corporation ("Borrower"). From and after the consummation of the Merger (as defined in Section 1 below), all references to Borrower shall mean Elmer's, including the obligations of Elmer's as successor by merger to Borrower from and after the consummation of the Merger.

                                   AGREEMENT:

         In consideration of the mutual covenants and provisions of this Agreement, the parties agree as follows:

         1. DEFINITIONS. The following terms shall have the following meanings for all purposes of this Agreement:

         "Additional Collateral" means $2,000,000.00 in cash or cash equivalents to be deposited with and held by Wells Fargo pursuant to the Control Agreement as contemplated by Section 2(b)(ii) below.

         "Affiliate" means any Person which directly or indirectly controls, is under common control with, or is controlled by any other Person. For purposes of this definition, "controls", "under common control with" and "controlled by" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or otherwise.

         "Anti-Money Laundering Laws" means all applicable laws, regulations and government guidance on the prevention and detection of money laundering, including 18 U.S.C. ss. ss. 1956 and 1957, and the BSA.

         "Borrower's Business" means the business of owning and operating, and franchising to third parties, Elmer's Breakfast-Lunch-Dinner Restaurants, Mitzel's American Kitchens, Ashley's Cafes, Richard's Delis and Pubs and Cooper's Delis & Pubs.

         "Borrower   Entities"  means  the  Borrower   Parties  other  than  the
Indemnitors.

         "Borrower   Parties"   means,   collectively,   Borrower,   Guarantors,
Subsidiaries and any Affiliate of any of Borrower, Guarantors and Subsidiaries (including, in each case, any predecessors-in-interest).

         "BSA" means the Bank Secrecy Act (31 U.S.C. ss. ss. 5311 et. seq.), and its implementing regulations, Title 31 Part 103 of the U.S. Code of Federal Regulations.

         "Business Day" means any day on which Lender is open for business other than a Saturday, Sunday or a legal holiday, ending at 5:00 P.M. Phoenix, Arizona time.

         "Change of Control" means a change in control of any of the Borrower Entities, including, without limitation, a change in control resulting from direct or indirect transfers of voting stock or partnership, membership or other ownership interests, whether in one or a series of transactions. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any of the Borrower Entities, as applicable, and a Change of Control will occur if any of the following occur: (i) any merger or consolidation by any of the Borrower Entities, as applicable, with or into any other entity; or (ii) if any "Person" as defined in Section 3(a)(9) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and as used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act, subsequent to the Closing, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of any of the Borrower Entities, as applicable, representing 50% or more of the combined voting power of Borrower's then outstanding securities (other than indirectly as a result of the redemption by any of the Borrower Entities, as applicable, of its securities).
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         "Closing"  means  the  initial  disbursement  of  the  Loan  Amount  as contemplated by Section 2(b) of this Agreement.

         "Closing Date" means the date of the Closing.

         "Code" means Title 11 of the United States Code, 11 U.S.C. Sec. 101 et seq., as amended.

         "Collateral' means, collectively, the Equipment, the Receivables, the Franchise Notes, the Liquor Licenses, the Pledged Stock, the Additional Collateral, the Franchise Agreements, the Royalties and the Intellectual Property.

         "Commitment Letter" means, collectively, that certain proposal letter dated October 5, 2004 between Lender and Elmer's Acquisition Group and that certain commitment letter dated as of December 3, 2004 between Lender and ERI Acquisition Corp., as amended, modified and/or supplemented from time to time.

         "Control Agreement" means the Securities Account Control Agreement to be executed and delivered by Lender, Wells Fargo Brokerage Services, LLC and Borrower as of the Closing Date with respect to the Additional Collateral, as the same may be amended, restated and/or supplemented from time to time. The Control Agreement shall be in the form attached to this Agreement as Exhibit S.

         "Default Rate" has the meaning set forth in the Notes.

         "Elmer's" means Elmer's Restaurants, Inc., an Oregon corporation.

         "Entity" means any entity that is not a natural person.

         "Equipment" means all furniture, equipment, trade fixtures, seating, decor, appliances and other tangible personal property now or hereafter owned by Borrower wherever located, including, without limitation, at the Premises, and all income therefrom and all proceeds thereof.

         "ERI" means ERI Acquisition Corp., an Oregon corporation. Prior to the Final Disbursement Date, ERI shall also be defined in this Agreement as "Borrower".

         "Event of Default" has the meaning set forth in Section 6.

         "Existing GE Loans" means, collectively, the mortgage loan made by Lender or an Affiliate of Lender to Elmer's on or about April 7, 2004 in the original principal amount of $$1,288,500.00 (Loan Number 12500) and secured by the Premises located in Beaverton, Oregon, and the two equipment loans made by Lender or an Affiliate of Lender to Elmer's on or about June 22, 2001 and April 7, 2004 in the original principal amounts of $1,802,430.31 and $1,002,500.00 with respect to the June 22, 2001 financing and $337,500.00 with respect to the April 7, 2004 financing, respectively, and secured by the Equipment located at all of the Premises except the Premises located in Tacoma, Washington, Lynwood, Washington and Boise, Idaho.

         "Existing GE Loan Documents" means the documents and instruments evidencing the Existing GE Loans.

         "Final Disbursement Date" means the date of the Final Disbursement.

         "Final Disbursement" means the disbursement by Lender to Borrower of the remaining Loan Amount pursuant to Section 2(c) below.

         "Fixed Rate Promissory Note" means the promissory note to be executed pursuant to Section 2(b) below by Borrower in favor of Lender in the maximum original principal amount of $3,500,000.00, as the same may be amended and restated as contemplated by Section 2(b) below and as otherwise amended, modified and supplemented from time to time. The Fixed Rate Promissory Note shall be in the form attached to this Agreement as Exhibit E if the Initial Disbursement is in an amount less than $3,500,000.00. The Fixed Rate Promissory Note

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shall be in the form  attached  to this  Agreement  as Exhibit F if the  Initial
Disbursement is in an amount equal to $3,500,000.00.

         "Franchise Agreements" means, collectively, (i) the documents and agreements listed on Exhibit B attached hereto, together with all amendments, modifications and supplements thereto, (ii) any franchise or royalty agreements entered into by any of the Borrower Parties after the Closing Date with respect to the development or franchising of the Permitted Concept franchises, together with all amendments, modifications and supplements thereto, and (iii) any area development, area franchise, area subcontract, master license or similar provisions or arrangements with respect to the development or franchising of the Permitted Concept franchises within any area and any franchise agreements containing any provisions described in this clause (iii), together with all amendments, modifications and supplements thereto.

         "Franchise Notes" means the promissory notes described on the attached Exhibit O payable by the applicable franchisees under the Franchise Agreements to Franchisor.

         "Franchisor" means Elmer's Pancakes & Steakhouse, Inc., an Oregon corporation, and its successors.

         "GAAP" means generally accepted accounting principles consistently applied.

         "Governmental Authority" means any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority having jurisdiction or supervisory or regulatory authority over the Collateral or any of the Borrower Parties.

         "Guarantors" means, collectively, Individual Guarantors and Subsidiary Guarantors.

         "Indemnity" means the Indemnity Agreement to be executed and delivered as of the Closing Date by the Indemnitors for the benefit of Lender, as the same may be amended, modified and supplemented from time to time. The Indemnity shall be in the form attached to this Agreement as Exhibit T. To the extent required by applicable law, the spouses of such individuals shall also join in the execution and delivery of the Indemnity.

         "Indemnified Parties" means Lender and any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan, as well as the respective directors, officers, shareholders, partners, members, employees, lenders, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including, but not limited to, any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Collateral, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

         "Indemnitors" means the 21 individuals listed on the attached Exhibit C

         "Individual Guarantors" means the individuals listed on the attached Exhibit C-1.

         "Individual Guaranty" means the limited recourse guaranty of payment and performance to be executed and delivered as of the Closing Date by the Individual Guarantors for the benefit of Lender, as the same may be amended, modified and supplemented from time to time. The Individual Guaranty shall be in the form attached to this Agreement as Exhibit Q. To the extent required by applicable law, the spouses of such individuals shall also join in the execution and delivery of the Individual Guaranty in order to encumber the Pledged Stock.

         "Initial Disbursement" means such portion of the Loan Amount equal to the [TENDER PRICE MULTIPLIED BY THE NUMBER OF SHARES OF TENDERED STOCK], but in no event more than the Loan Amount.

         "Initial Stock Pledge Agreements" means, collectively, (i) that certain Stock Pledge Agreement to be executed and delivered as of the Closing Date by the Indemnitors for the benefit of Lender pursuant to which the

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Indemnitors shall pledge to Lender all of the capital stock of ERI to secure the obligations of the Indemnitors to Lender under the Individual Guaranty, as amended, modified and supplemented from time to time; and (ii) that certain Stock Pledge Agreement to be executed and delivered as of the Closing Date by ERI for the benefit of Lender pursuant to which ERI shall pledge to Lender all of the Tendered Stock to secure ERI's obligations to Lender under the Loan Documents, as amended, modified and supplemented from time to time. The Initial Stock Pledge Agreements shall be substantially in the form attached to this Agreement as Exhibit G, with such modifications as necessary to evidence the stock pledged pursuant to, and the obligations secured by, such Initial Stock Pledge Agreement.

         "Intellectual Property" shall mean, with respect to the Borrower Entities and/or Borrower's Business, (i) all patents and patent applications in the United States and all equivalents of the foregoing in any other jurisdiction and all reissues, divisions, continuations and extensions of the foregoing, including, without limitation, any patent and patent applications listed on Exhibit A to the IP Security Agreement; (ii) all registered and unregistered trademarks, trade names, service marks, trade dress, logos, slogans and corporate names (including, but not limited to, the names listed on the attached Exhibit H) together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, including, without limitation, any registrations and applications listed on Exhibit A to the IP Security Agreement; (iii) all works of authorship, including, but not limited to, all copyrightable works and all copyrights (including, but not limited to, distinctive menus and manuals) and all applications, registrations and renewals in connection therewith in the United States and all equivalents of the foregoing in any other jurisdiction, including, without limitation, any copyrights listed on Exhibit A to the IP Security Agreement, and all moral rights; (iv) all trade secrets and other confidential information (including, but not limited to, recipes, cuisine, culinary style, inventions, ideas, assets under research and development, know-how, methods, techniques, diagnostic tools, technology, specifications, customer and supplier lists, pricing and cost information, and business, technical and marketing plans and proposals); (v) all domain names, web addresses and websites; (vi) all computer software, in source code and object code form, and all related data and documentation; (vii) all other intellectual property and proprietary rights, whether or not subject to statutory registration; and (viii) all copies and tangible embodiments of all of the foregoing (i) through (vii) in any form or medium.

         "IP Security Agreement" means the Intellectual Property Security Agreement executed and delivered as of the Final Disbursement Date by Borrower, Franchisor and the other Subsidiaries in favor of Lender, as the same may be amended, restated and/or supplemented from time to time. The IP Security Agreement shall be in the form attached to this Agreement as Exhibit I.

         "Landlord's Agreements Regarding Equipment" has the meaning set forth in Section 2(e)(iii).

         "Leased Premises" means the 24 Premises described on the attached Exhibit A-1.

         "Leases" means the leases of the Leased Premises between the applicable Lessor, as lessor, and Elmer's, as lessee, and all modifications, amendments and supplements thereto disclosed in the Landlord's Agreements Regarding Equipment delivered with respect thereto.

         "Lessors" means the lessors under the Leases.

         "Lender   Entities"   means,   collectively,   Lender   (including  any
predecessor-in-interest to Lender) and any Affiliate of Lender (including any Affiliate of any predecessor-in-interest to Lender).

         "Liquor Licenses" means the licenses, certificates, authorizations or permits issued by applicable Governmental Authorities to Borrower, Elmer's or any of the Subsidiaries for the sale of alcoholic beverages for on-site consummation, including, without limitation, the licenses, certificates, authorizations or permits described on the attached Exhibit P.

         "Loan" means the loan by Lender to Borrower in the Loan Amount as described in Section 2 below.

         "Loan Amount" means the aggregate amount of $6,500,000.00.


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         "Loan Documents" means,  collectively,  this Agreement,  the Notes, the
Stock Pledge Agreements, the Control Agreement, the Security Agreement, the Guaranties, the IP Security Agreement, the Landlord's Agreements Regarding Equipment, the UCC-1 Financing Statements and all other documents, instruments and agreements executed in connection therewith or contemplated thereby.

         "Loan" means the loan by Lender to Borrower in the aggregate amount of $6,500,000.00.

         "Loan Pool" means: (i) in the context of a Securitization, any pool or group of loans that are a part of such Securitization; (ii) in the context of a Transfer, all loans which are sold, transferred or assigned to the same transferee; and (iii) in the context of a Participation, all loans as to which participating interests are granted to the same participant.

         "Material Adverse Effect" means (i) a material adverse effect on (X) any of the Collateral (other than the Franchise Agreements), including without limitation, the use of the Equipment at any of the Premises in the operation of a Permitted Concept, or (Y) the ability of any of the Borrower Parties to perform their obligations under the Loan Documents, or (ii) at least one-fifth of the Franchise Agreements then in effect are in breach as a result of the failure of the applicable franchisees to make required payments due Franchisor in the amount of $10,000.00 or more under each such Franchise Agreement.

         "Merger" means either the short-form merger or the long-form merger of Borrower and Elmer's to be consummated under applicable Oregon law following the completion of the Tender Offer, with Elmer's being the surviving entity of such merger.

         "Net Sale Proceeds" means the gross purchase price paid for the applicable property, less (i) the ordinary and customary closing costs actually incurred by the applicable Borrower Entities with respect to such sale, which closing costs shall be subject to Lender's reasonable prior approval, and (ii) if Borrower is an S-Corp for federal income tax purposes, the income taxes payable by the shareholders of Borrower as a result of such sale, which taxes shall be determined at the applicable federal and Oregon state law rates.

         "Notes" means, collectively, the Fixed Rate Promissory Note and the Variable Rate Promissory Note.

         "Obligations" means, collectively, the obligations of the Borrower Parties to pay the indebtedness and other sums under, and to perform all other obligations and covenants contained in, the Notes, the other Loan Documents and the Other Agreements.

         "OFAC Laws and Regulations" means Executive Order 13224 issued by the President of the United States of America, the Terrorism Sanctions Regulations (Title 31 Part 595 of the U.S. Code of Federal Regulations), the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the U.S. Code of Federal Regulations), the Foreign Terrorist Organizations Sanctions Regulations (Title 31 Part 597 of the U.S. Code of Federal Regulations), and the Cuban Assets Control Regulations (Title 31 Part 515 of the U.S. Code of Federal Regulations), and all other present and future federal, state and local laws, ordinances, regulations, policies, lists (including, without limitation, the Specially Designated Nationals and Blocked Persons List) and any other requirements of any Governmental Authority (including, without limitation, the United States Department of the Treasury Office of Foreign Assets Control) addressing, relating to, or attempting to eliminate, terrorist acts and acts of war, each as hereafter supplemented, amended or modified from time to time, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing, or under similar laws, ordinances, regulations, policies or requirements of other states or localities.

         "Other Agreements" means, collectively, all agreements and instruments between, among or by (1) any of the Borrower Parties and/or any Affiliate of any of the Borrower Parties (including any Affiliate of any predecessor-in-interest to any of the Borrower Parties), and, or for the benefit of, (2) any of the Lender Entities, including, without limitation, promissory notes and guaranties, including, without limitation, the Existing GE Loan Documents; provided, however, the term "Other Agreements" shall not include the agreements and instruments defined as the Loan Documents.

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         "Participation"  means one or more grants by Lender or any of the other
Lender Entities to a third party of a participating interest in notes evidencing obligations to repay secured or unsecured loans owned by Lender or any of the other Lender Entities or any or all servicing rights with respect thereto.

         "Permitted Concepts" means the use as of the Effective Date of each of the Premises as an Elmer's Breakfast-Lunch-Dinner Restaurant and a Mitzel's American Kitchen, Ashley's Cafe, Richard's Deli and Pub or Cooper's Deli & Pub, as indicated on the attached Exhibit A.

         "Person"  means  any  individual,  corporation,   partnership,  limited
liability company, trust, unincorporated organization, Governmental Authority or any other form of entity.

         "Pledged Stock" means (i) as of the Closing Date, all of the capital stock of ERI and all of the Tendered Stock; and (ii) as of the Final Disbursement Date, all of the Stock.

         "Premises" means the 28 restaurant properties described by address in Exhibit A attached hereto, together with all rights, privileges and appurtenances associated therewith and all buildings, fixtures and other improvements now or hereafter located thereon (whether or not affixed to such real estate). The term "Premises" shall be deemed automatically amended from time to time to include any additional restaurant properties owned or operated by any of Borrower, Elmer's or the Subsidiaries

         "Receivables" means the accounts receivable now or hereafter payable to Borrower, Elmer's or any of the Subsidiaries, except the Royalties.

         "Royalties" means all royalties, franchise and/or licensing fees and all other sums payable to Franchisor under the Franchise Agreements.

         "Securitization" means one or more sales, dispositions, transfers or assignments by Lender or any of the other Lender Entities to a special purpose corporation, trust or other entity identified by Lender or any of the other Lender Entities of notes evidencing obligations to repay secured or unsecured loans owned by Lender or any of the other Lender Entities (and, to the extent applicable, the subsequent sale, transfer or assignment of such notes to another special purpose corporation, trust or other entity identified by Lender or any of the other Lender Entities), and the issuance of bonds, certificates, notes or other instruments evidencing interests in pools of such loans, whether in connection with a permanent asset securitization or a sale of loans in anticipation of a permanent asset securitization. Each Securitization shall be undertaken in accordance with all requirements which may be imposed by the investors or the rating agencies involved in each such sale, disposition, transfer or assignment or which may be imposed by applicable securities, tax or other laws or regulations.

         "Security Agreement" means that certain Security Agreement to be executed and delivered as of the Final Disbursement Date by Elmer's and the Subsidiaries for the benefit of Lender, as amended, modified and supplemented from time to time. The Security Agreement shall be in the form attached to this Agreement as Exhibit K.

         "Stock" means all of the issued and outstanding shares of capital stock of Elmer's. As of the Effective Date, the Stock consists of 1,842,945 shares of common stock.

         "Stock Pledge Agreements" means, collectively, the Initial Stock Pledge Agreements and the Subsequent Stock Pledge Agreement.

         "Subsequent Stock Pledge Agreement" means that certain Stock Pledge Agreement to be executed and delivered as of the Final Disbursement Date by Indemnitors for the benefit of Lender pursuant to which Indemnitors shall pledge to Lender all of the Stock to secure the obligations of Individual Guarantors under the Individual Guaranty, as amended, modified and supplemented from time to time. The Subsequent Stock Pledge Agreement shall be in the form attached to this Agreement as Exhibit M.

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         "Subsidiaries"  means  Franchisor,  Grass Valley Ltd.,  Inc., an Oregon corporation, and CBW Food Company, LLC, an Oregon limited liability company.

         "Subsidiary Guaranty" means the limited guaranty of payment and performance to be executed and delivered as of the Final Disbursement Date by the Subsidiaries for the benefit of Lender, as the same may be amended, modified and supplemented from time to time. The Subsidiary Guaranty shall be in the form attached to this Agreement as Exhibit R.

         "Tender Offer" means the cash-tender offer for common stock of Elmer's to be made by the Individual Guarantors as described in that certain Schedule 13D for Elmer's filed with the Securities and Exchange Commission on or about August 5, 2004, as amended.

         "Tender Price" means a price of $7.50 for each share of common stock of Elmer's.

         "Tendered Stock" means the number of shares of Stock tendered pursuant to the Tender Offer.

         "Transfer" means one or more sales, transfers or assignments by Lender or any of the other Lender Entities to a third party of notes evidencing obligations to repay secured or unsecured loans owned by Lender or any of the other Lender Entities or any or all servicing rights with respect thereto.

         "UCC" means the Uniform Commercial Code as adopted in the State of Arizona.

         "UCC-1 Financing Statements" means such UCC-1 Financing Statements as Lender shall file with respect to the transactions contemplated by this Agreement.

         "U.S. Publicly-Traded Entity" is an Entity whose securities are listed on a national securities exchange or quoted on an automated quotation system in the U.S. or a wholly-owned subsidiary of such an Entity.

         "VA Report" means the Elmer's Restaurants, Inc. Valuation Analysis dated August 5, 2004 prepared by Verber Partners, as updated by [letter] from Verber Partners dated [], 2005.

         "Variable Rate Promissory Note" means the promissory note to be executed pursuant to Section 2(b) and/or 2(c) below by Borrower in favor of Lender in the maximum original principal amount of $3,000,000.00, as the same may be amended and restated as contemplated by Section 2(c) below and as otherwise amended, modified and supplemented from time to time. The Variable Rate Promissory Note shall be in the form attached to this Agreement as Exhibit L.

         "Wells Fargo" means Wells Fargo Bank, NA or Wells Fargo Brokerage Securities, LLC, and their successors, as applicable.

         "Wells Fargo Loan Documents" means the documents now in effect and evidencing the mortgage loans made by Wells Fargo Bank, NA to Elmer's and secured by mortgages on the three Premises described by address on the attached Exhibit D. The Wells Fargo Loan Documents shall not include any modifications, amendments, supplements or refinancing of such Wells Fargo Loan Documents without Lender's prior written consent, which consent may be withheld in Lender's sole discretion.

         2. TRANSACTION; CONDITIONS PRECEDENT; DEPOSIT; SECURITY AGREEMENT IN ADDITIONAL COLLATERAL. (a) Loan. On the terms and subject to the conditions set forth in the Loan Documents, Lender shall make the Loan to Borrower. The Loan will be evidenced by the Notes and secured:

                  (i)  from  and  after  the   Closing   Date  until  the  Final
         Disbursement Date by the Pledged Stock pursuant to the Initial Stock Pledge Agreements;

                  (ii) by the Additional Collateral pursuant to the Control Agreement as contemplated by Section 2(e) below; and

                  (iii) from and after the Final Disbursement Date, in addition to the Additional Collateral as contemplated by the preceding subitem
         (ii), by (1) the Equipment, the Receivables and the Liquor Licenses pursuant to the Security Agreement, (2) the Pledged Stock pursuant to the Subsequent Stock Pledge Agreement, (3) the Franchise Agreements, the Royalties and the Franchise Notes pursuant to the Security Agreement, and (4) the Intellectual Property pursuant to the IP Security Agreement, all as contemplated by this Agreement.

Borrower shall repay the outstanding principal amount of the Loan together with interest thereon in the manner and in accordance with the terms and conditions of the Notes and the other Loan Documents. The Loan shall be guaranteed from and after the Final Disbursement Date by the Individual Guaranty and the Subsidiary Guaranty.

         (b) Initial Disbursement of Loan. (i) Subject to the satisfaction of the conditions precedent set forth in this subsection, Lender shall advance to Borrower the Initial Disbursement on the Closing Date.

                  (1) If the Initial Disbursement is in an amount less than $3,500,000.00, the obligation of Borrower with respect to the repayment of such Initial Disbursement shall be evidenced by the Fixed Rate Promissory Note in the original principal amount of such Initial Disbursement. Such Fixed Rate Promissory Note shall provide for interest only payments prior to the Final Disbursement Date at a variable rate of interest as determined pursuant to such Fixed Rate Promissory Note, and shall be amended and restated at the time of the Final Disbursement as contemplated by subsection (c) below.

                  (2) If the Initial Disbursement is equal to or in excess of $3,500,000.00, the obligation of Borrower with respect to such Initial Disbursement shall be evidenced by:

                           (X) the Fixed Rate  Promissory  Note in the  original
                  principal amount of $3,500,000.00. Such Fixed Rate Promissory Note shall bear interest at a fixed rate of interest and shall be amortized in equal monthly payments over a ten year period of time ending on the first day of the first calendar month after the tenth anniversary of the Closing Date, all as set forth in such Fixed Rate Promissory Note; and

                           (Y) to  the  extent  applicable,  the  Variable  Rate
                  Promissory Note in the amount by which such Initial Disbursement exceeds $3,500,000.00. Such Variable Rate Promissory Note shall provide for interest only payments prior to the Final Disbursement Date at a variable rate of interest as determined pursuant to such Variable Rate Promissory Note.

         (ii) The obligation of Lender to disburse the Initial Disbursement is subject to the fulfillment by Borrower, or waiver by Lender, of each of the following conditions:

                  (1) Condition of Equipment. Lender shall have approved the condition of the Equipment.

                  (2) Tender Offer. The Tender Offer shall have been completed and at least [ ] shares of the Stock shall have been tendered pursuant to such Tender Offer and Borrower shall own at least 81% of the Stock. Borrower shall have delivered (i) a stock power to Lender with respect to the Pledged Stock, in form and substance reasonably acceptable to
         Lender and endorsed in blank, and (ii) the stock certificates evidencing the Pledged Stock to Lender.

                  (3) Valuation Report. Borrower shall have delivered to Lender a bring down comfort letter to the VA Report that is dated within three
         (3) weeks of the Closing Date and that indicates no material adverse change has taken place to the VA Report.

                  (4) Business Valuation Opinion. Borrower shall have received and approved an independent Business Valuation Opinion completed by FTI Consulting, which opinion shall determine the fair market value of Elmer's assets, including general intangibles and other assets after giving effect to the consummation of the Merger.

                  (5) Documents. Lender and/or Borrower, as may be appropriate, shall have executed and delivered or shall have caused to be executed and delivered to Lender, or as Lender may otherwise direct, the Fixed Rate Promissory Note, the Variable Rate Promissory Note, as applicable, the Initial Stock Pledge Agreements, the Control Agreement, the Indemnity and the Individual Guaranty, and such other documents, payments, instruments and certificates as Lender may reasonably require, all in form and substance reasonably acceptable to Lender.

                  (6) Leases. The Leases shall be in full force and effect and Elmer's shall be entitled to occupy the Leased Premises. Lender shall have approved the Leases in its reasonable discretion.

                  (7) Representations and Warranties. All of the representations and warranties of Borrower set forth in Section 4 of this Agreement shall be true, correct and complete, and Borrower shall be in compliance with each of the covenants set forth in Section 5 of this Agreement. No event shall have occurred or condition shall exist or information shall have been disclosed by Borrower or discovered by Lender which has had or would be reasonably likely to have a material adverse effect on the Premises, the Collateral, any of the Borrower Parties or Lender's willingness to consummate the transaction contemplated by this Agreement, as determined by Lender in its sole and absolute discretion. No Event of Default shall have occurred and be continuing.

                  (8) Costs and Expenses. Borrower shall have paid all costs of the transaction described in this Agreement incurred through the Closing Date, including, without limitation, UCC search and litigation search charges, the attorneys' fees of the Borrower Parties, reasonable attorneys' fees and expenses of Lender, stamp taxes, mortgage taxes, transfer fees, and escrow, filing and recording fees (including preparation, filing and recording fees for UCC continuation statements). Borrower shall be obligated to pay all costs of the transaction described in this Agreement, regardless of whether this Agreement is terminated and/or the Closing or the Final Disbursement occurs. Borrower shall promptly reimburse Lender upon demand for any costs incurred by Lender in connection with the transactions described in this Agreement. The provisions of this subsection (8) shall survive the termination of this Agreement.

                  (9) Opinion. Borrower shall have caused legal counsel reasonably acceptable to Lender to issue such legal opinions to Lender as Lender shall reasonably require, which opinions shall be in form and substance reasonably acceptable to Lender.

                  (10) Tax Lien. Borrower shall have provided Lender with evidence reasonably satisfactory to Lender of the release of a certain county tax lien in the approximate amount of $211 filed against Grass Valley Ltd. and reported on or about January 1996.

                  (11) Separate Financial Statements. Lender shall have received separate financial statements (balance sheet and income statements) in form and substance reasonably acceptable to Lender for the last fiscal year end, the interim period subsequent to such last fiscal year end and prior year comparable for Franchisor, Grass Valley Ltd. and CBW Food Company, LLC.

                  (12) Securities Laws Violation Indemnity. Borrower shall have caused the Indemnitors to execute and deliver the Indemnity.

                  (13) Source of Additional Collateral. Borrower shall have provided evidence of the source of the Additional Collateral.

         (iii) The disbursement of the Initial Disbursement by Lender to Borrower (the "Closing") shall occur upon the satisfaction of the conditions precedent set forth in this subsection (b), but in no event later than March 31, 2005 (the "Outside Closing Date"). If the Closing has not occurred on or before the Outside Closing Date, Lender shall have no obligation to fund the Loan and this Agreement shall terminate and be of no further force and effect, except that Borrower's obligation to pay all costs and expenses incurred by GE with respect to this Agreement, including, without limitation, Lender's reasonable attorneys' fees and expenses, shall survive such termination.

         (c) Final Disbursement of Loan. (i) Subject to the satisfaction of the applicable conditions precedent set forth in this subsection, Lender shall advance to Borrower the remaining portion of the Loan Amount on the Final Disbursement Date. If the Initial Disbursement was in an amount less than $3,500,000.00, the Fixed Rate Promissory Note shall be amended and restated effective as of the Final Disbursement Date to increase the outstanding principal balance of such note to $3,500,000.00. Such amended and restated promissory note shall be substantially in the form of the Fixed Rate Promissory Note attached to this Agreement as Exhibit F, shall bear interest at a fixed rate of interest and shall be amortized in equal monthly payments over a ten year period of time ending on the first day of the first calendar month after the tenth anniversary of the Final Disbursement Date, all as set forth in such amended and restated Fixed Rate Promissory Note. If the Initial Disbursement was in an amount in excess of $3,500,000.00, the Variable Rate Promissory Note shall be amended and restated effective as of the Final Disbursement Date to increase the outstanding principal amount of the Variable Rate Promissory Note to $3,000,000.00. Such amended and restated promissory note shall be substantially in the form of the Variable Rate Promissory Note attached to this Agreement as Exhibit L, shall bear interest at a variable rate of interest and shall be amortized in monthly payments over a ten year period of time ending on the first day of the first calendar month after the tenth anniversary of the Final Disbursement Date, all as set forth in such Variable Rate Promissory Note.

         (ii) The obligation of Lender to disburse the remaining Loan Amount shall be subject to the fulfillment by Borrower, or waiver by Lender, of the following conditions precedent on or before May 15, 2005 (the "Outside Final Disbursement Date"):

                  (1) Merger. The Merger shall have been completed and Elmer's shall, by operation of law, be the surviving entity of such merger and liable for all of the obligations of Borrower under the Loan Documents. The documents evidencing the Merger shall be in form and substance reasonably satisfactory to Lender. All of the stock options to acquire capital stock in Elmer's shall have been terminated other than options to acquire 341,992 shares of common stock in Elmer's held by one or more of the Indemnitors or certain employees of Elmer's who are not Indemnitors (the "Continuing Options"); provided, however, pursuant to the Subsequent Stock Pledge Agreement, such Indemnitors and/or employees shall agree to pledge to Lender all shares of common stock in Elmer's acquired pursuant to the exercise of the Continuing Options as a condition to the exercise of such Continuing Options.

                  (2) Documents. Lender and/or Borrower, as may be appropriate, shall have executed and delivered or shall have caused to be executed and delivered to Lender, or as Lender may otherwise direct, the amended and restated Fixed Rate Promissory Note, as applicable, the Variable Rate Promissory Note or the amended and restated Variable Rate Promissory Note, as applicable, the Security Agreement, the Subsequent Stock Pledge Agreement, the IP Security Agreement, the Subsidiary Guaranty and such other documents, payments, instruments and certificates as Lender may reasonably require, all in form and substance reasonably acceptable to Lender. The Individual Guarantors shall have delivered (i) stock powers to Lender with respect to the Stock, in form and substance reasonably acceptable to Lender and endorsed in blank, and (ii) the stock certificates evidencing the Stock to Lender.

                  (3) Leases. The Leases shall be in full force and effect and Elmer's shall be entitled to occupy the Leased Premises.

                  (4) Priority of Liens. Lender shall have received evidence reasonably acceptable to Lender that Lender has:

                           (X) a  first  priority  lien  on  (i)  the  Equipment
                  located at the Premises described as [], (ii) the Receivables,
                  (iii) the Liquor Licenses, (iv) Intellectual Property, (v) the Franchise Agreements, the Royalties and the Franchise Notes; and (v) the Pledged Stock; and

                           (Y) a  second  priority  lien  on all  of  the  other
                  Collateral.

                  (5) Representations and Warranties. All of the representations and warranties of Borrower set forth in Section 4 of this Agreement shall be true, correct and complete in all material respects, and Borrower shall be in compliance with each of the covenants set forth in
         Section 5 of this Agreement. None of the following events shall have occurred: (i) a material adverse change in Borrower's financial condition prior to the Closing Date; (ii) any facts which would, in Lender's sole judgement, have the effect of impairing the Collateral; (iii) any facts not previously disclosed to Lender with respect to Borrower which, in Lender's sole judgement, would have caused Lender to refuse to issue the Commitment; (iv) the financial information or financial statements submitted to Lender in connection with the transaction described in this Agreement were not true, correct and complete in all material respects when submitted; (v) Borrower has made any material misrepresentations to Lender or withheld any other material information with regard to the transaction described in this Agreement; or (vi) Borrower is in default under any contractual obligations to Lender or any Affiliate of Lender. No Event of Default shall have occurred and be continuing.

                  (6) Costs and Expenses. Borrower shall have paid all costs of the transaction described in this Agreement, including, without limitation, UCC search and litigation search charges, the attorneys' fees of Borrower, reasonable attorneys' fees and expenses of Lender, stamp taxes, mortgage taxes, transfer fees, and escrow, filing and recording fees (including preparation, filing and recording fees for UCC continuation statements).

                  (7) Opinion. Borrower shall have caused legal counsel reasonably acceptable to Lender to issue such legal opinions in addition to those issued pursuant to subsection (b) above as Lender shall reasonably require, which opinions shall be in form and substance reasonably acceptable to Lender.

         If the conditions precedent set forth in this subsection (c)(ii) are not satisfied on or before the Outside Final Disbursement Date, Lender shall have no obligation to fund the remaining portion of the Loan, an Event of Default shall be deemed to have occurred under the Loan Documents, the outstanding principal balance of the Loan, all accrued but unpaid interest and all other sums payable under the Loan Documents shall be immediately due and payable, and Lender shall be entitled to exercise all rights and remedies available at law or in equity.

         (d) Deposit. Borrower made a deposit to the Commitment and such deposit shall be applied as contemplated by the Commitment.

         (e) Security Interest in Additional Collateral. (i) To secure the Obligations, Borrower grants to Lender a security interest in and to $2,000,000.00 in U.S. dollars deposited in immediately available funds prior to the Closing in Wells Fargo Brokerage Services, LLC Account Number [] (the "Account"), the Account, all claims against Bank with respect to the Account and all sums on deposit in the Account from time to time (collectively, the "Account Funds"), and all certificates and instruments, if any, from time to time representing or evidencing the Account and the Account Funds; all investments held within or representing the Account and the Account Funds, and all certificates and instruments, if any, from time to time representing or evidencing such investments; and all interest, dividends, earnings, profits, cash, instruments and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the foregoing (collectively, the "Account Collateral"). All interest accruing on the Account shall be added to the Account Funds and held by Lender pursuant to this Agreement. Borrower shall be responsible for the payment, or reimbursement to Lender, of all income taxes imposed on the interest earned on the Account Funds; and all income therefrom and all proceeds thereof.

         (ii) The Account Collateral shall secure the Obligations.

         (iii) Provided no Event of Default shall have occurred and be continuing, upon the later to occur of (1) 91 days after the date of the Final Disbursement and (2) the delivery to Lender of a landlord's agreement regarding equipment from each Lessor with respect to at least 18 of the Leased Premises, the form and substance of which shall be satisfactory to Lender in its reasonable discretion (the "Landlord's Agreements Regarding Equipment"), Lender shall release its lien on the Account and the Account Funds; provided, however, if, Borrower has exercised its best faith efforts to cause Lender to receive at least 18 Landlord Agreements Regarding Equipment and Borrower has determined in its reasonable business judgment that it will be unable to obtain 18 Landlord Agreements Regarding Equipment, but Lender has received at least 16 or 17 of the Landlord Agreements Regarding Equipment and Borrower is permitted at that time under the terms of the Variable Rate Promissory Note to prepay at least
$1,500,000.00 of the outstanding principal balance of the Variable Rate Promissory Note, Lender shall authorize $500,000.00 of proceeds from the Account Funds to be released to Borrower provided that as conditions precedent to such release no Event of Default shall have occurred and be continuing and Wells Fargo shall have remitted to

Lender in immediately available funds the remaining balance in the Account, but in no event less than $1,500,000.00, whch funds shall be applied by Lender toward the prepayment of the Variable Rate Promissory Note. Upon Lender's receipt of such immediately available funds, Lender shall release its lien on the Account Collateral.

         (iv) Upon the occurrence and during the continuance of an Event of Default, in addition to the remedies Lender shall have under Section 6 below and under any of the other Loan Documents, Lender shall have the right to withdraw the Account Funds from the Account and apply the Account Funds toward the obligations of Borrower to Lender under the Loan Documents in such order and in such amounts as Lender shall determine in its sole discretion, and collecting, appropriating, redeeming, realizing upon or otherwise enforcing its rights with respect to the Account Funds and the Account, without notice to Borrower and Guarantors and without the need to institute any legal action, make demand, exhaust any other remedies or otherwise proceed to enforce its rights. The remedies of Lender hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the Uniform Commercial Code or other applicable law shall not be construed as a waiver of any of the other remedies of Lender so long as any part of the Obligations secured hereby remains unsatisfied. Lender shall have no duty to mitigate any loss to the Elmer's Entities occasioned by enforcement of any remedy hereunder and shall have no duty of any kind to any subordinated creditor of the Elmer's Entities.

         3. REPRESENTATIONS AND WARRANTIES OF BORROWER. The representations and warranties of Borrower contained in this Section are being made by Borrower as of the Effective Date, the Closing Date and the Final Disbursement Date to induce Lender to enter into this Agreement and consummate the transactions contemplated herein and shall survive the Closing and the Final Disbursement. Borrower represents and warrants to Lender as follows:

         A. Financial Information. Borrower has delivered to Lender certain financial statements and other information concerning the Borrower Parties in connection with the transaction described in this Agreement (collectively, the "Financial Information"). The Financial Information is true, correct and complete in all material respects; there have been no amendments to the Financial Information since the date such Financial Information was prepared or delivered to Lender. Borrower understands that Lender is relying upon the Financial Information and Borrower represents that such reliance is reasonable. All financial statements included in the Financial Information were prepared in accordance with GAAP and fairly present as of the date of such financial statements the financial condition of each individual or entity to which they pertain. No change has occurred with respect to the financial condition of any of the Borrower Parties and/or the Collateral as reflected in the Financial Information which has not been disclosed in writing to Lender or has had, or could reasonably be expected to result in, a Material Adverse Effect.

         B. Organization and Authority. Each of the Borrower Parties (other than individuals), as applicable, is duly organized or formed, validly existing and in good standing under the laws of its state of incorporation or formation, and qualified as a foreign corporation, partnership or limited liability company, as applicable, to do business in the state(s) where the Premises are located, and each of the Borrower Parties is qualified as a foreign corporation, partnership or limited liability company, as applicable, to do business in any other jurisdiction where the failure to be qualified would reasonably be expected to result in a Material Adverse Effect. All necessary action has been taken to authorize the execution, delivery and performance by the Borrower Parties of this Agreement and the other Loan Documents. The person(s) who have executed this Agreement on behalf of Borrower are duly authorized so to do. Borrower, Elmer's and the Subsidiaries are not "foreign corporations", "foreign partnerships", "foreign trusts", "foreign estates" or "foreign persons" (as those terms are defined by the Internal Revenue Code of 1986, as amended). Borrower's U.S. Federal Tax Identification number, Organization Identification number and principal place of business are correctly set forth on the signature page of this Agreement. None of the Borrower Parties, and no individual or entity owning directly or indirectly any interest in any of the Borrower Parties, is an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of any of the OFAC Laws and Regulations; provided, however, the representation contained in this sentence shall not apply to any Person to the extent such Person's interest is in or through a U.S. Publicly-Traded Entity.

         C. Enforceability of Documents. Upon execution by the Borrower Parties, this Agreement and the other Loan Documents shall constitute the legal, valid and binding obligations of the Borrower Parties, respectively, enforceable against the Borrower Parties in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally and general principles of equity.

         D. Litigation. There are no suits, actions, proceedings or investigations pending, or to the best of its knowledge, threatened against or involving the Borrower Parties, the Collateral or the Premises before any arbitrator or Governmental Authority, except for such suits, actions, proceedings or investigations which, individually or in the aggregate, have not had, and could not reasonably be expected to result in, a Material Adverse Effect.

         E. Absence of Breaches or Defaults; Compliance with Laws. The Borrower Parties are not, and the authorization, execution, delivery and performance of this Agreement and the other Loan Documents will not result, in any breach or default under any other document, instrument or agreement to which any of the Borrower Parties is a party or by which any of the Borrower Parties, the Premises, the Collateral or any of the property of any of the Borrower Parties is subject or bound, except for such breaches or defaults which, individually or in the aggregate, have not had, and could not reasonably be expected to result in, a Material Adverse Effect. The authorization, execution, delivery and performance of this Agreement and the other Loan Documents will not violate any applicable law, statute, regulation, rule, ordinance, code or order. None of the Premises or the Collateral is subject to any right of first refusal, right of first offer or option to purchase or lease granted to a third party. The Premises and the Collateral are in compliance with all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of each Governmental Authority having jurisdiction over the Premises and the Collateral, and all policies or rules of common law, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to any of the Borrower Parties, except for such noncompliance which has not had, and could not reasonably be expected to result in, a Material Adverse Effect.

         F. Licenses and Permits. All required licenses and permits, both governmental and private, including, without limitation, the Liquor Licenses, to use and operate the Collateral, as applicable, and the Premises in connection with Permitted Concepts are in full force and effect, except for such licenses and permits the failure of which to obtain has not had, and could not reasonably be expected to result in, a Material Adverse Effect.

         G. Condition of Equipment. The Equipment is in good condition and repair and well maintained, ordinary wear and tear excepted, and is fully operational.

         H. Title to Collateral; Lien Priority. Elmer's owns the Equipment, the Receivables, the Liquor Licenses, the Intellectual Property and the Receivables, free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever except (1) the liens in favor of Lender pursuant to the Existing GE Loan Documents and (2) Wells Fargo pursuant to the Wells Fargo Loan Documents. Franchisor is the franchisor under the Franchise Agreements and is entitled to receive the Royalties, and Franchisor's rights with respect to the Franchise Agreements and the Royalties are free and clear of all liens and encumbrances. Upon Closing, Lender shall have a first priority lien upon and security interest in (i) the Pledged Stock pursuant to the Initial Stock Pledge Agreements and (ii) the Additional Collateral pursuant to the Control Agreement. Upon the Final Disbursement, Lender shall have a first priority lien upon and security interest in the Equipment located at the Premises at [] and the Receivables derived from such Premises, the Pledged Stock, the Intellectual Property and the Liquor Licenses, and Lender shall have a second priority lien upon and security interest in all other Collateral.

         I. Franchise Agreements Provisions. Borrower has delivered to Lender true, correct and complete copy of the Franchise Agreements. The Franchise Agreements are the only agreements in effect with Franchisor with respect to the operation of Permitted Concepts. The Franchise Agreements are in full force and effect and constitute the legal, valid and binding obligations of the parties to the Franchise Agreements enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally and general principles of equity. None of the Borrower Parties has assigned, transferred, mortgaged, hypothecated or otherwise encumbered any of the Franchise Agreements or any rights thereunder or any interests therein, and none of the Borrower Parties has received any notice that any franchisee has made any assignment, pledge or hypothecation of all or any part of its rights or interests in the applicable Franchise Agreement(s). No notice of default from Franchisor has been received under any of the Franchise Agreements which has not been cured and no notice of default to Franchisor has been given under any of the Franchise Agreements which has not been cured, except as set forth on the attached Exhibit

B. No event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under any of the Franchise Agreements except as set forth on the attached Exhibit B.

         J. Stock. The number of shares of issued and outstanding common stock of ERI is [] and no additional classifications of capital stock of ERI have been issued and are outstanding. As of the Closing Date, the Individual Guarantors will own all of the capital stock of ERI, and Borrower will own all of the Tendered Stock, free and clear of all liens and encumbrances other than the liens created pursuant to the Initial Stock Pledge Agreements. The number of shares of issued and outstanding common stock of Elmer's is 1,842,945 and no additional classifications of capital stock of Elmer's have been issued and are outstanding; provided, however, stock options to acquire up to 341,992 shares of Elmer's common stock are issued and outstanding, including the Continuing Options. As of the Final Disbursement Date, Borrower will own all of the Stock, free and clear of all liens and encumbrances other than the lien created pursuant to the Subsequent Stock Pledge.

         K. Money Laundering. (1) Borrower has taken all reasonable measures, in accordance with all applicable Anti-Money Laundering Laws, with respect to each holder of a direct or indirect interest in the Borrower Parties, to assure that funds invested by such holders in the Borrower Parties are derived from legal sources; provided, however, none of the foregoing shall apply to any Person to the extent that such Person's interest is in or through a U.S. Publicly-Traded Entity.

         (2) To Borrower's knowledge after making due inquiry, neither any of the Borrower Parties nor any holder of a direct or indirect interest in the Borrower Parties (a) is under investigation by any Governmental Authority for, or has been charged with, or convicted of, any violation of any Anti-Money Laundering Laws, or drug trafficking, terrorist-related activities or other money laundering predicated crimes or a violation of the BSA, (b) has been assessed civil penalties under these or related laws, or (c) has had any of its funds seized or forfeited in an action under these or related laws; provided, however, none of the foregoing shall apply to any Person to the extent that such Person's interest is in or through a U.S. Publicly-Traded Entity.

         (3) Borrower has taken reasonable steps, consistent with industry practice for comparable organizations and in any event as required by law, to ensure that the Borrower Parties are and shall be in compliance with all (i) Anti-Money Laundering Laws and (ii) OFAC Laws and Regulations.

         L. Leases. Borrower has delivered to Lender a true, correct and complete copy of each of the Leases. The Leases are the only leases or agreements between the Lessors and Elmer's with respect to the Leased Premises. The Leases are in full force and effect and constitute the legal, valid and binding obligations of Elmer's and the Lessors, enforceable against Elmer's and the Lessors in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally and general principles of equity. Each of the Leases has a remaining term as set forth on the attached Exhibit J. Elmer's has not assigned, transferred, mortgaged, hypothecated or otherwise encumbered the Leases or any rights thereunder or any interest therein, and Elmer's has not received any notice that any of the Lessors have made any assignment, pledge or hypothecation of all or any part of their rights or interests in the applicable Lease(s). No notice of default from any of the Lessors has been received under the Leases which have not been cured and no notice of default to any of the Lessors has been given under the Leases which have not been cured. No event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under the Leases.

         M. Solvency. Borrower, Elmer's and the Subsidiaries have not incurred any indebtedness, secured or unsecured, direct or indirect, absolute or contingent, including, without limitation, liability for the debts of any other Person (and such entities have not held themselves out as being liable for the debts of any other Person), other than the Loan, the Wells Fargo Loan, the Existing GE Loan and trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances. Borrower, Elmer's and Subsidiaries (i) are not guarantors of any obligations or presently a party to a pledge of any of their assets for the benefit of other Persons other than as set forth in the Wells Fargo Loan Documents, the Existing GE Loan Documents and the leases decribed on the attached Exhibit U; (ii) have not made any loans or advances to any third party (including any Affiliate or constituent party of any of the Borrower Parties) other than the indebtedness represented by the Franchise Notes; (iii) have each conducted its affairs strictly in accordance with its organizational documents including its applicable organizational documents and has observed all necessary, appropriate and customary formalities; (iv) each are solvent, able to pay its obligations as they become due and is not and shall not be engaged in any business or transaction for which its remaining capital is or may be unreasonably small; (v) each have no actual intent to hinder, delay or defraud creditors in connection with any of the transactions contemplated herein or intent to incur (or belief that it is incurring) debts beyond its ability to pay the same as they mature; and (vi) have not, as to themselves or as to other Persons, (1) commenced any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of any of the Borrower Parties, seeking to have an order for relief entered with respect to any of the Borrower Parties or other Persons or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to any of the Borrower Parties or its debts or other Persons or their debts or (2) sought appointment of a receiver, trustee, custodian or other similar official for any of the Borrower Parties or for all or any substantial part of its or other Person's assets or made a general assignment for the benefit of any of the creditors of any of the Borrower Parties.

         N. Tender Offer. Borrower has delivered to Lender a true, correct and complete copy of the documentation evidencing the Tender Offer and any exhibits, schedules and amendments thereto. The Tender Offer does not contain any material misstatements or omissions.

         O. Common Enterprise. As of the Final Disbursement Date, Borrower represents and warrants that (i) Borrower, Elmer's and the Subsidiaries are Affiliates of each other, (ii) each of such entities is subject to the same control, directly or indirectly, as such other entities, and (iii) each of such entities are financially interdependent on each other. As a result of such common control, Borrower acknowledges and agrees that a common enterprise exists with Elmer's and the Subsidiaries and that each such entity will receive consideration for its execution and delivery of the Loan Documents, as applicable.

         4. COVENANTS. Borrower covenants to Lender from and after the Closing Date and until all of the Obligations are satisfied in full, as follows:

         A. Payment of the Notes. Borrower shall punctually pay, or cause to be paid, the principal, interest and all other sums to become due in respect of the Notes and the other Loan Documents in accordance with the Notes and the other Loan Documents. Borrower shall authorize Lender to establish arrangements whereby all scheduled payments made in respect of the Obligations are transferred by Automated Clearing House Debit initiated by Lender directly from an account at a U.S. Bank in the name of Borrower to such account as Lender may designate or as Lender may otherwise designate.

         B. Title; Additional Encumbrances. Borrower shall cause (i) Elmer's to maintain a valid leasehold interest in each of the Leased Premises pursuant to the Leases and title to the Equipment, Liquor Licenses, Receivables and Intellectual Property, free and clear of all liens, encumbrances, charges and other exceptions to title other than liens created by the Loan Documents, the Existing GE Loan Documents and the Wells Fargo Loan Documents, and (ii) Franchisor to maintain all right, title and interest in and to the Franchise Agreements, the Royalties and the Franchise Notes, free and clear of all liens, encumbrances, charges and exceptions to title other than the liens created by the Loan Documents. From and after the Closing until the consummation of the Merger, the Individual Guarantors shall own all of the capital stock of ERI and Borrower shall own all of the Tendered Stock, free and clear of all liens and encumbrances and Lender shall have a valid first lien upon and security interest in all of the capital stock of ERI and the Tendered Stock; and from and after the Closing until the conditions to the release of the lien on the Additional Collateral as set forth in Section 2(e) above are satisfied, ERI and Borrower shall own the Additional Collateral, free and clear of all liens and encumbrances other than the Control Agreement. From and after the Final Disbursement, Lender shall have valid (X) first liens upon and security interests pursuant to the Loan Documents in (1) the Equipment located at the Premises located at [] and the Receivables derived from such Premises, (2) the Intellectual Property, (3) the Liquor Licenses, (4) Franchisor's right, title and interest in and to the Franchise Agreements and the Royalties, (5) the Stock, and (6) the Additional Collateral (subject to Section 2(e) above), and
(Y) second lien upon and security interest in the other Collateral. Borrower shall defend the Collateral against all claims and demands of all persons. Borrower shall not permit any action to be taken which would adversely affect the value of the Collateral or which would encumber, cloud or adversely effect in any manner Borrower's title or interest therein.

         C. Organization and Status; Preservation of Existence. Each of the Borrower Parties (other than individuals), as applicable, shall be validly existing and in good standing under the laws of its state of incorporation or formation and qualified as a foreign corporation, partnership or limited liability company to do business in the state(s) where the Collateral is located and any other jurisdiction where the failure to be qualified could reasonably be expected to result in a Material Adverse Effect. Except for the Merger, and without limiting any of the provisions of Section 5 below, each of Borrower, Elmer's and the Subsidiaries shall preserve its current form of organization and shall not change its legal name, its state of formation, nor, in one transaction or a series of related transactions, merge with or into, or consolidate with, any other entity without providing, in each case, Lender with 30 days' prior written notice and obtaining Lender's prior written consent. In addition, Borrower shall require, and shall take reasonable measures to comply with the requirement, that no individual or entity owning directly or indirectly any interest in any of the Borrower Parties is an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of any of the OFAC Laws and Regulations; provided, however, the covenant contained in this sentence shall not apply to any Person to the extent that such Person's interest is in or through a U.S. Publicly-Traded Entity.

         D. Licenses and Permits. All required licenses and permits, both governmental and private, to use and operate the Collateral and to use and operate the Premises as Permitted Concepts shall be maintained in full force and effect, including, without limitation, the Liquor Licenses.

         E. Financial Statements. Within 45 days after the end of each fiscal quarter and within 120 days after the end of each fiscal year of Borrower, Borrower shall deliver to Lender (a) complete financial statements of Borrower, Elmer's and the Subsidiaries, including a balance sheet, profit and loss statement, statement of cash flows and all other related schedules for the fiscal period then ended; (b) income statements for the business at the Premises; and (c) such other financial information as Lender may reasonably request in order to establish compliance with the financial covenants in the Loan Documents. All such financial statements and information shall be prepared in accordance with GAAP from period to period, and shall be certified to be accurate and complete by Borrower (or the Treasurer or other appropriate officer of Borrower). Borrower understands that Lender is relying upon such financial statements and Borrower represents that such reliance is reasonable. The financial statements delivered to Lender need not be audited, but Borrower shall deliver to Lender copies of any audited financial statements of Borrower which may be prepared, as soon as they are available.

         F. Inspections. Borrower shall, during normal business hours (or at any time in the event of an emergency), (1) provide Lender and Lender's officers, employees, agents and advisors with access to the Collateral and all files, correspondence and documents relating to the Collateral (including, without limitation, any of the foregoing information stored in any computer files), and
(2) allow such persons to make such inspections, tests, copies, and verifications as Lender considers necessary.

         G. Actions by Lender. (1) Borrower agrees that Lender may, at its option, and without any obligation to do so, pay, perform, and discharge any and all amounts, costs, expenses and liabilities that are the responsibility of Borrower under the Loan Documents if Borrower fails to timely pay, perform or discharge the same, and all amounts expended by Lender in so doing or in respect of or in connection with the Collateral shall become part of the obligations secured by the Loan Documents and shall be immediately due and payable by Borrower to Lender upon demand therefore and shall bear interest at the Default Rate.

         (2) Borrower agrees that the Loan Documents shall remain in full effect, without waiver or surrender of any of Lender's rights thereunder, notwithstanding the occurrence of any one or more of the following: (a) extension of the time of payment of the whole or any part of the Notes; (b) any change in the terms and conditions of the Notes; (c) substitution of any other evidence of indebtedness for the Notes; (d) acceptance by Lender of any collateral or security of any kind for the payment of the Notes; (e) surrender, release, exchange or alteration of any Collateral, collateral or other security, either in whole or in part; or (f) release, settlement, discharge, compromise, change or amendment, in whole or in part, of any claim of Lender against Borrower or of any claim against any guarantor or other party secondarily or additionally liable for the payment of the Notes.

         H. Lost Note. Borrower shall, if the Notes is mutilated, destroyed, lost or stolen (a "Lost Note"), promptly deliver to Lender, upon receipt from Lender of an affidavit and indemnity in a form reasonably acceptable to Lender and Borrower stipulating that the Notes has been mutilated, destroyed, lost or stolen, in substitution therefore, a new promissory note containing the same terms and conditions as the Lost Note with a notation thereon of the unpaid principal and accrued and unpaid interest. Borrower shall provide fifteen (15) days' prior notice to Lender before making any payments to third parties in connection with a Lost Note.

         I. Affiliate Transactions. Unless otherwise approved by Lender, all transactions between Borrower and any of its Affiliates shall be on terms substantially as advantageous to Borrower as those which could be obtained by Borrower in a comparable arm's length transaction with a non-Affiliate of Borrower.

         J. OFAC Laws and Regulations. Borrower shall immediately notify Lender in writing if any individual or entity owning directly or indirectly any interest in any of the Borrower Parties or any director, officer, member, manager or partner of any of such holders is an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of any of the OFAC Laws and Regulations, or is under investigation by any governmental entity for, or has been charged with, or convicted of, drug trafficking, terrorist-related activities or any violation of Anti-Money Laundering Laws, has been assessed civil penalties under these or related laws, or has had funds seized or forfeited in an action under these or related laws; provided, however, the covenant contained in this sentence shall not apply to any Person to the extent that such Person's interest is in or through a U.S. Publicly-Traded Entity.

         K. Leases. Borrower shall, or shall cause Elmer's to, (i) fulfill, perform and observe in all respects each and every condition and covenant of Elmer's contained in the Leases; (ii) give prompt notice to Lender of any claim or event of default under any of the Leases given to Elmer's by any Lessor or given by Elmer's to any Lessor, together with a complete copy or statement of any information submitted or referenced in support of such claim or event of default; (iii) at the sole cost and expense of Borrower and Elmer's, enforce the performance and observance of each and every covenant and condition of the Leases to be performed or observed by any other party to the Leases unless such enforcement is waived in writing by Lender; and (iv) appear in and defend any action challenging the validity or enforceability of the Leases. Except as otherwise contemplated by Section 5(b) below, the Leases shall not be cancelled or surrendered by Elmer's without Lender's prior written consent. The Leases shall not be modified or amended without Lender's prior written consent if such modification or amendment would reduce the remaining term of any of the Leases or otherwise materially and adversely affect the Equipment or the other Collateral at any of the Premises or the security interests of Lender in such Equipment or other Collateral. Elmer's shall not assign, transfer, mortgage, pledge or hypothecate any of the Leases or any interest therein without Lender's prior written consent.

         L. Compliance Certificates. Within 60 days after the end of each fiscal year of Borrower, Borrower shall deliver, upon Lender's request, a compliance certificate to Lender in a form to be provided by Lender in order to establish that Borrower is in compliance in all material respects with all of its obligations, duties and covenants under the Loan Documents.

         M. Corporate Fixed Charge Coverage Ratio. Borrower shall maintain a Corporate Fixed Charge Coverage Ratio of at least 1.25:1, determined as of the last day of each fiscal year of Borrower. For purposes of this Section, the term "Corporate Fixed Charge Coverage Ratio" shall mean with respect to the twelve month period of time immediately preceding the date of determination, the ratio calculated for such period of time, each as determined in accordance with GAAP, of (a) the sum of Net Income, Depreciation and Amortization, Interest Expense, Income Taxes and Operating Lease Expense, plus or minus other non-cash adjustments or non-recurring items (as allowed by Lender), minus increases in officer or shareholders loan receivables, and minus dividends or distributions in excess of shareholder's estimated pass-through tax liabilities (in the event Borrower is treated as an S-Corp for federal income tax purposes) not otherwise expensed on the applicable income statement(s), to (b) the sum of Operating
Lease Expense, scheduled principal payments of long term Debt, scheduled maturities of all Capital Leases and Interest Expense (excluding non-cash interest expense and amortization of non-cash financing expenses).

         For purposes of this Agreement, the following terms shall be defined as set forth below:

                  "Capital Lease" shall mean all leases of any property, whether real, personal or mixed, by Borrower or any of the other Borrower Parties, as applicable, which lease would, in conformity with

         GAAP, be required to be accounted for as a capital lease on the balance sheet of Borrower. The term "Capital Lease" shall not include any operating lease.

                  "Debt" shall mean with respect to Borrower and the other Borrower Parties, collectively, and for the period of determination (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, indentures, notes or similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations under leases which should be, in accordance with GAAP, recorded as Capital Leases, and (v) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

                  "Depreciation and Amortization" shall mean the depreciation and amortization accruing during any period of determination with respect to Borrower and the other Borrower Parties, collectively, as determined in accordance with GAAP.

                  "Income Taxes" means, if Borrower is treated as an S-Corp for federal income tax purposes during the applicable period of determination, such incomes taxes paid by the shareholders of Borrower on the income of Borrower during such period of determination in an amount equal to the pass-through tax liability of Borrower for such period, subject to documentation prepared by Borrower's certified public accountant in form and substance reasonably acceptable to Lender.

                  "Interest Expense" shall mean for any period of determination, the sum of all interest accrued or which should be accrued in respect of all Debt of Borrower and the other Borrower Parties, collectively, as determined in accordance with GAAP.

                  "Net Income" shall mean with respect to the period of determination, the net income or net loss of Borrower and the other Borrower Parties, collectively. In determining the amount of Net Income, (i) adjustments shall be made for nonrecurring gains and losses or non-cash items allocable to the period of determination, (ii) deductions shall be made for, among other things, Depreciation and Amortization, Interest Expense, Operating Lease Expense and actual corporate overhead expense allocable to the period of determination, and (iii) no deductions shall be made for income taxes or charges equivalent to income taxes allocable to the period of determination, as determined in accordance with GAAP.

                  "Operating Lease Expense" shall mean the sum of all payments and expenses incurred by Borrower and the other Borrower Parties, collectively, under any operating leases during the period of determination, as determined in accordance with GAAP.

         N. Limitation on Indebtedness. None of Borrower, Elmer's or the Subsidiaries shall incur any indebtedness, secured or unsecured, direct or indirect, absolute or contingent (including guaranteeing any obligation or assuming liability for the debts of any other Person and Borrower, Elmer's and the Subsidiaries will not hold themselves out as being liable for the debts of any other Person), other than the Loan, the Wells Fargo Loan, the Existing GE Loans and trade and operational debt incurred in the ordinary course of business with trade creditors and in amounts as are normal and reasonable under the circumstances (the "Permitted Indebtedness"); provided, however:

                  (i) Borrower, Elmer's and the Subsidiaries shall be permitted to incur indebtedness in addition to the Permitted Indebtedness in connection with financing the acquisition of restaurant properties other than the Premises provided that no Event of Default shall have occurred and be continuing at the time such indebtedness is incurred and provided such indebtedness shall not cause Borrower to breach any of the financial covenants set forth in Sections 4.M or 4.Q of this Agreement nor exceed a Funded Debt to EBTIDA (as such terms are defined in Section 4.Q below) ratio of 4.00 to 1.0; and

                  (ii) from and after the third anniversary of the Final Disbursement Date, Borrower, Elmer's and the Subsidiaries shall be permitted to incur unsecured indebtedness in addition to the Permitted Indebtedness and the indebtedness contemplated by the preceding subitem
         (i)  provided  that no Event of

         Default shall have occurred and be continuing at the time such unsecured indebtedness is incurred and provided such unsecured indebtedness shall not cause Borrower to breach any of the financial covenants set forth in Section 4.M or 4.Q of this Agreement nor exceed a Funded Debt to EBTIDA ratio of 4.00 to 1.0.

         O. Limitations on Pledges. Except for the liens created by the Loan Documents and the documents evidencing the Wells Fargo Loan and the Existing GE Loans, none of Borrower and except as otherwise permitted by Section 5(b)(ii)(X) below, Elmer's or the Subsidiaries shall pledge, grant any security interest in, hypothecate or otherwise encumber its assets for the benefit of any other Persons.

         P. Franchise Agreements. The Franchise Agreements shall be maintained in full force and effect. No event shall occur nor shall any condition exist which, with the giving of notice or the lapse of time or both, would constitute a breach or default by Franchisor under any of the Franchise Agreements except to the extent any such breach or default would not reasonably be expected to have a Material Adverse Effect. Borrower shall cause Franchisor to give prompt notice to Lender of any claim of default by or to any franchisee under the Franchise Agreements and shall provide Lender with a copy of any default notice given or received by any franchisee under the Franchise Agreements and any information submitted or referenced in support of such claim of default. Borrower shall cause Franchisor to also give prompt notice to Lender of any extensions or renewals of the Franchise Agreements, the expiration or termination of the Franchise Agreements and the execution and delivery of any additional Franchise Agreements. Borrower shall also cause Franchisor to give prompt notice to Lender of the expiration or termination of any of the Franchise Agreement. Borrower shall cause Franchisor to execute such documents and to take such actions as may be reasonably required by Lender to cause any Franchise Agreements executed after the Final Disbursement Date to be included within the Security Agreement and to include the Royalties with respect to such additional Franchise Agreements to be subject to the liens granted by Franchisor to Lender pursuant to this Agreement.

         Q. Funded Debt Covenant. Borrower and/or Elmer's shall maintain a Funded Debt to EBITDA ratio not to exceed 4.75 to 1.0, determined as of the last day of each fiscal year of Borrower and/or Elmer's. "Funded Debt" shall mean all term debt of Borrower and/or Elmer's. "EBITDA" shall mean the sum of Net Income, Interest Expense, Operating Lease Expense and Depreciation and Amortization (all as defined in subsection M above), plus or minus other non-cash adjustments or non-recurring items (as allowed by Lender), less increases in officer or shareholder loans receivable, less dividends or distributions in excess of Income Taxes, all of which shall be determined in accordance with GAAP.

         R. Intellectual Property. Borrower shall, or shall cause Elmer's and/or the Subsidiaries, for each trademark, trade name, service mark, trade dress, logo, slogan and corporate name (including, but not limited to, the names listed on the attached Exhibit H) material to the conduct of Borrower's Business (each, a "Trademark"), (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark consistent with the past practice of Borrower's Business, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law, and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

         Borrower shall notify Lender promptly if it knows or has reason to know that any Intellectual Property material to the conduct of Borrower's Business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding the ownership by Borrower, Elmer's or any of the Subsidiaries of any Intellectual Property, its right to register the same, or to keep and maintain the same.

         In no event shall Borrower, Elmer's or any of the Subsidiaries, either itself or through any agent, employee, licensee or designee, file an application for any Intellectual Property (or for the registration of any Intellectual Property) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, unless it promptly informs Lender, and, upon request of Lender, executes and delivers any and all agreements, instruments, documents and papers as Lender may reasonably request to evidence Lender's security interest in such Intellectual Property, and Borrower, on behalf of itself and

Elmer's  and  each  of  the   Subsidiaries,   hereby   appoints  Lender  as  its
attorney-in-fact to execute and file such writings for the foregoing purposes, which appointment is coupled with an interest and irrevocable.

         Borrower shall take, and shall cause Elmer's and each of the Subsidiaries to take, all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Intellectual Property (and to obtain the relevant grant or registration) and to maintain any issued or registered Intellectual Property that is material to the conduct of Borrower's Business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and to initiate opposition, interference and cancellation proceedings against third parties.

         In the event that Borrower, Elmer's or any of the Subsidiaries has reason to believe that any Intellectual Property material to the conduct of Borrower's Business has been or is about to be infringed, misappropriated or diluted by a third party, Borrower shall promptly notify Lender and shall promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Intellectual Property.

         5. PROHIBITION ON CHANGE OF CONTROL, PLEDGE AND PROHIBITED TRANSACTION.
(a) Borrower agrees that, from and after the Closing Date and until all of the Obligations are satisfied in full, without the prior written consent of Lender:
(1) no Change of Control shall occur; (2) no interest in any of the Borrower Parties shall be pledged, encumbered, hypothecated or assigned as collateral for any obligation of any of the Borrower Parties (each, a "Pledge"); and (3) no Prohibited Transaction (as defined below) shall occur. In addition, no interest in any of the Borrower Parties, or in any individual or person owning directly or indirectly any interest in any of the Borrower Parties, shall be transferred, assigned or conveyed to any individual or person whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations and/or who is in violation of any of the OFAC Laws and Regulations, and any such transfer, assignment or conveyance shall not be effective until the transferee has provided written certification to Borrower and Lender that (A) the transferee or any person who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC Laws and Regulations, and (B) the transferee has taken reasonable measures to assure than any individual or entity who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC Laws and Regulations; provided, however, the covenant contained in this sentence shall not apply to any Person to the extent that such Person's interest is in or through a U.S. Publicly-Traded Entity. Lender's consent to a Change of Control, Pledge and/or Prohibited Transaction shall be subject to the satisfaction of such conditions as Lender shall determine in its sole discretion. In addition, any such consent shall be conditioned upon payment by Borrower to Lender of (x) a fee equal to one percent (1%) of the then outstanding principal balance of the Notes and (y) all out-of-pocket costs and expenses incurred by Lender in connection with such consent, including, without limitation, reasonable attorneys' fees. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Obligations immediately due and payable upon a Change of Control, Pledge or Prohibited Transaction in violation of this Section. The provisions of this Section shall apply to every Change of Control, Pledge or Prohibited Transaction regardless of whether voluntary or not, or whether or not Lender has consented to any previous Change of Control, Pledge or Prohibited Transaction. For purposes of this
Section 5, a "Prohibited Transaction" shall mean any sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or other transfer of all or any of the Equipment or any part thereof, other than replacements of Equipment as expressly permitted by this Agreement. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Section shall be deemed to include, but not be limited to, (1) an installment sale agreement wherein Borrower agrees to sell the Collateral or any part thereof for a price to be paid in installments; and (2) an agreement by Borrower leasing all or any part of the Collateral.

         (b) Notwithstanding the foregoing:

                  (i) the provisions of this Section shall not apply to the consummation of the Merger; and

                  (ii) provided no Event of Default shall have occurred and be continuing and, to the extent applicable with respect to the following subitems (Y) and (Z), Borrower is permitted pursuant to the terms and conditions of the Variable Rate Promissory Note to make the partial prepayments in the amounts described in subitems (Y) and (Z) below, this Section 5 shall not limit Borrower, Elmer's and/or any of the Subsidiaries from:

                           (X) acquiring new restaurant  properties and granting
                  liens on such properties to third-party lenders providing purchase money financing in connection with such acquisitions. Lender agrees to waive any security interest in such new restaurant properties;

                           (Y) terminating or surrendering up to two of the Leases provided there is no material adverse effect on the financial covenants set forth in Sections 4.M and 4.Q of this Agreement as a result of such termination and Borrower prepays to Lender in accordance with the terms and conditions of the Variable Rate Promissory Note in immediately available funds the greater of $20,000.00 and 125% of the Net Sale Proceeds from the disposition of any Collateral at the Premise subject to such terminated or surrendered Lease. Borrower shall only be permitted to exercise its rights under this subsection (Y) if the Variable Rate Promissory Note is still outstanding, Borrower has not exercised its option to convert the rate of interest payable under the Variable Rate Promissory Note to a fixed-rate of interest and the terms and conditions of the Variable Rate Promissory Note permit Borrower to make the partial prepayment in such amount and without payment of any prepayment premium; and

                           (Z) selling up to two of the Premises to a third-party in connection with a bona-fide sale of such a Premises provided that Lender receives the greater of (aa) 100% of the Net Sale Proceeds from such sale and (bb) an amount equal to the then outstanding principal balance of the Variable Rate Promissory Note multiplied by a percentage determined by dividing the gross sales from such Premises for the most recent 12 month period by the gross sales for all of the Premises for such 12 month period. Lender shall not unreasonably withhold its consent to the sale of additional Premises provided Lender is paid the amount contemplated by the application of the preceding sentence to such sales.

         Lender shall not charge a consent fee in connection with the matters contemplated by the preceding subitems (X), (Y) and (Z) provided that Borrower shall be responsible for the prompt payment or reimbursement of all reasonable out-of-pocket costs and expenses incurred by Lender in connection with such matters, including, without limitation, reasonable attorneys' fees and expenses.

         6. DEFAULT AND REMEDIES; PROCEEDS. A. Each of the following shall be deemed an event of default by Borrower (each, an "Event of Default"):

         (1) If any representation or warranty of any of the Borrower Parties set forth in any of the Loan Documents is false in any material respect or if any of the Borrower Parties renders any statement or account which is false in any material respect.

         (2) If any principal, interest or other monetary sum due under the Notes or any other Loan Document is not paid within five days after the date when due; provided, however, notwithstanding the occurrence of such an Event of Default, Lender shall not be entitled to exercise its rights and remedies set forth below unless and until Lender shall have given Borrower notice thereof and a period of five days from the delivery of such notice shall have elapsed without such Event of Default being cured.

         (3) If Borrower fails to observe or perform any of the other covenants, conditions, or obligations of this Agreement; provided, however, if any such failure does not involve the payment of any monetary sum, is not willful or intentional, does not place any rights or interest in collateral of Lender in immediate jeopardy, and is within the reasonable power of Borrower to promptly cure after receipt of notice thereof, all as determined by Lender in its reasonable discretion, then such failure shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lender shall have given Borrower notice thereof and a period of 30 days shall have elapsed, during which period Borrower may correct or cure such failure, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. If such failure cannot reasonably be cured within such 30-day period, as determined by Lender in its reasonable discretion, and Borrower is diligently pursuing a cure of such failure, then Borrower shall have a reasonable period to cure such failure beyond such 30-day period, which shall not exceed 90 days after receiving notice of the failure from Lender. If Borrower shall fail to correct or cure such failure within such 90-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required.

         (4) If any of the Borrower Parties becomes insolvent within the meaning of the Code, files or notifies Lender that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an "Action"), becomes the subject of either a petition under the Code or an Action, or is not generally paying its debts as the same become due.

         (5) If there is an "Event of Default" or a breach or default, after the passage of all applicable notice and cure or grace periods, under any other Loan Document, any Lease or any of the Other Agreements.

         (6) If a final, nonappealable judgment is rendered by a court against any of the Borrower Parties which (i) has a material adverse effect on the operation of any of the Premises as a Permitted Concept, or (ii) is in an amount greater than $250,000.00 and not covered by insurance, and, in either case, is not bonder over, discharged or provision made for such discharge within 60 days from the date of entry of such judgment.

         (7) If there is a breach or default by Franchisor, after the passage of all applicable notice and cure or grace periods, under any of the Franchise Agreements, or if any of the Franchise Agreements terminates or expires prior to the payment in full of the Notes in accordance with its terms and a substitute agreement for the terminated or expired agreement is not entered into with Franchisor prior to such expiration or termination, which substitute agreement shall be in form and substance reasonably satisfactory to Lender and shall expire after the scheduled maturity date of the Notes.

         (8) If there is a breach or default, after the passage of all applicable notice and cure or grace periods, under the Wells Fargo Loan Documents.

         B. Upon the occurrence and during the continuance of an Event of Default, subject to the limitations set forth in subsection A, Lender shall have all rights and remedies of a secured party in, to and against the Collateral granted by the UCC and otherwise available at law or in equity, including, without limitation: (1) the right to declare any or all payments due under the Notes, the other Loan Documents, the Other Agreements and all other documents evidencing the Obligations immediately due and payable without any presentment, demand, protest or notice of any kind, except as otherwise expressly provided herein, and Borrower hereby waives notice of intent to accelerate the Obligations and notice of acceleration; (2) the right to recover all fees and expenses (including reasonable attorney fees) in connection with the collection or enforcement of the Obligations, which fees and expenses shall constitute additional Obligations of Borrower hereunder; (3) the right to act as, and Borrower hereby constitutes and appoints Lender, Borrower's true, lawful and irrevocable attorney-in-fact (which appointment shall be deemed coupled with an interest) to demand, receive and enforce payments and to give receipts, releases, satisfaction for and to sue for moneys payable to Borrower under or with respect to any of the Collateral, and actions taken pursuant to this appointment may be taken either in the name of Borrower or in the name of Lender with the same force and effect as if this appointment had not been made; (4) the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose, with or without judicial process and notice to the Borrower, enter (if this can be done without breach of the peace) upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom (provided that if the Collateral is affixed to real estate, such removal shall be subject to the conditions stated in the UCC); (5) the right to hold, maintain, preserve and prepare the Collateral for sale, until disposed of; (6) the right to render the Collateral unusable and dispose of the Collateral; (7) the right to require Borrower to assemble and package the Collateral and make it available to Lender for its possession at a place to be designated by Lender which is reasonably convenient to Lender; (8) the right to sell, lease, hold or otherwise dispose of all or any part of the Collateral; (9) the right to sue for specific performance of any Obligations or to recover damages for breach thereof; and (10) the rights granted by Section 2(e) of this Agreement.

         Lender shall be entitled to receive on demand, as additional Obligations hereunder, interest accruing at the Default Rate on all amounts not paid when due under the Notes or this Agreement until the date of actual payment. Lender shall have no duty to mitigate any loss to Borrower occasioned by enforcement of any remedy hereunder and shall have no duty of any kind to any subordinated creditor of Borrower. Neither the acceptance of this Agreement nor its enforcement shall prejudice or in any manner affect Lender's right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce this Agreement and any other security now or hereafter held by Lender in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Lender, or to which Lender may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lender.

         C. Should Lender exercise the rights and remedies specified in the preceding subsection B, any proceeds received thereby shall be first applied to pay the costs and expenses, including reasonable attorneys' fees, incurred by Lender as a result of the Event of Default. The remainder of any proceeds, net of Lender's costs and expenses, shall be applied to the satisfaction of the Obligations and any excess paid over to Borrower.

         D. Until an Event of Default shall occur, the Borrower Parties, as applicable, may retain possession of the Collateral other than the stock pledged to Lender as contemplated by this Agreement and the Additional Collateral, and may use it in any lawful manner not inconsistent with this Agreement, with the provisions of any policies of insurance thereon or the other Loan Documents.

         7. INDEMNITY. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless each of the Indemnified Parties for, from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature (including, without limitation, attorneys' fees, court costs and other costs of defense) (collectively, "Losses") (excluding Losses suffered by an Indemnified Party directly arising out of such Indemnified Party's gross negligence or willful misconduct; provided, however, that the term "gross negligence" shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of Borrower's interest in the Collateral or Borrower's failure to act in respect of matters which are or were the obligation of Borrower under the Loan Documents), engineers' fees, governmental inspection fees, and costs of investigation imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement;
(b) any past, present or threatened injury to, or destruction of, the Collateral, including but not limited to costs to investigate and assess such injury or destruction; (c) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Collateral; (d) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement; (e) any failure by Borrower or any of the Borrower Parties to comply with any of the terms and conditions of any of the Leases, including, without limitation, any costs and expenses incurred by any of the Indemnified Parties to cure any such failure; (f) any securities laws violation resulting from the Tender Offer and/or the Merger; and/or (g) any disclosures of information, financial or otherwise, (X) made by Lender and/or Lender's employees, officers, agents and designees to any third-party as contemplated by Section 8.Q below, or (Y) obtained from any credit reporting agency with respect to Borrower, any Affiliate of Borrower or any of the other Borrower Parties.

         8. MISCELLANEOUS PROVISIONS.

         A. Notices. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Agreement or the other Loan Documents shall be in writing and given by (i) hand delivery,
(ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next Business Day, if delivered by express overnight delivery service, or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

         If to Borrower:            11802 S.E. Stark
                                    Portland, OR 97292
                                    Attention: Dennis Miller
                                    Telephone:     (503) 252-1485
                                    Telecopy:      (503) 252-6706

         And to:                    363 High Street
                                    Eugene, OR 97401
                                    Attention: Mike Chamberlin
                                    Telephone:     (541) 465-3966
                                    Telecopy:      (541) 465-3967

         If to Lender:              GE Capital Franchise Finance Corporation
                                    17207 North Perimeter Drive
                                    Scottsdale, AZ  85255
                                    Attention:     Collateral Management
                                    Telephone:     (480) 585-4500
                                    Telecopy:      (480) 585-2225

         B. Brokerage Commission. Lender and Borrower represent and warrant to each other that they have dealt with no broker, agent, finder or other intermediary in connection with the transactions contemplated by this Agreement or the other Loan Documents. Lender and Borrower shall indemnify and hold each other harmless for, from and against any costs, claims or expenses, including attorneys' fees, arising out of the breach of their respective representations and warranties contained within this Section.

         C. Waiver and Amendment; Document Review. (1) No provisions of this Agreement or the other Loan Documents shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

         (2) In the event Borrower makes any request upon Lender requiring Lender or Lender's attorneys to review and/or prepare (or cause to be reviewed and/or prepared) any documents or other submissions in connection with or arising out of this Agreement or any of the other Loan Documents, then Borrower shall (x) reimburse Lender promptly upon Lender's demand for all out-of-pocket costs and expenses incurred by Lender in connection with such review and/or preparation, including, without limitation, reasonable attorneys' fees, and (y) pay Lender a reasonable processing and review fee.

         D. Captions. Captions are used throughout this Agreement and the other Loan Documents for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

         E. Lender's Liability. Notwithstanding anything to the contrary provided in this Agreement or the other Loan Documents, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Agreement and the other Loan Documents by Lender, that (1) there shall be absolutely no personal liability on the part of any shareholder, director, officer or employee of Lender, with respect to any of the terms, covenants and conditions of this Agreement or the other Loan Documents, (2) Borrower waives all claims, demands and causes of action against Lender's officers, directors, employees and agents in the event of any breach by Lender of any of the terms, covenants and conditions of this Agreement or the other Loan Documents to be performed by Lender and (3) Borrower shall look solely to the assets of Lender for the satisfaction of each and every remedy of Borrower in the event of any breach by Lender of any of the terms, covenants and conditions of this Agreement or the other Loan Documents to be performed by Lender, such exculpation of liability to be absolute and without any exception whatsoever.

         F. Severability. The provisions of this Agreement and the other Loan Documents shall be deemed severable. If any part of this Agreement or the other Loan Documents shall be held invalid, illegal or unenforceable, the remainder shall remain in full force and effect, and such invalid, illegal or unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

         G. Construction Generally. This Agreement and the other Loan Documents have been entered into by both parties in reliance upon the economic and legal bargains contained therein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Borrower and Lender were each represented by legal counsel competent in advising them of their obligations and liabilities hereunder.

         H. Further Assurances. Borrower will, at its sole cost and expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, documents, conveyances, notes, assignments, security agreements, financing statements and assurances as Lender shall from time to time reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Loan Documents, to perfect any lien or security interest granted in any of the Loan Documents and for the better assuring and confirming of all of Lender's rights, powers and remedies under the Loan Documents.

         I. Attorneys' Fees. In the event of any judicial or other adversarial proceeding between the parties concerning this Agreement or the other Loan Documents, the prevailing party shall be entitled to recover its attorneys' fees and other costs in addition to any other relief to which it may be entitled.

         J. Entire Agreement. This Agreement and the other Loan Documents, together with any other certificates, instruments or agreements to be delivered in connection therewith, constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements, written or oral, between Borrower and Lender with respect to the subject matter of this Agreement and other Loan Documents. Notwithstanding anything in this Agreement and the other Loan Documents to the contrary, upon the execution and delivery of this Agreement by Borrower and Lender, and except with respect to the provisions of Section 2(d) with respect to the deposit described in the Commitment, the Commitment and any other bid proposals or loan commitments with respect to the transactions contemplated by this Agreement shall be deemed null and void and of no further force and effect and the terms and conditions of this Agreement shall control notwithstanding that such terms and conditions may be inconsistent with or vary from those set forth in such bid proposals or loan commitments.

         K. Forum Selection; Jurisdiction; Venue; Choice of Law. Borrower acknowledges that this Agreement and the other Loan Documents were substantially negotiated in the State of Arizona, this Agreement and the other Loan Documents were executed by Lender in the State of Arizona and delivered by Borrower in the State of Arizona, all payments under the Notes will be delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement or any of the other Loan Documents, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona and Borrower consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Borrower waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement and the Notes shall be governed by and construed under the laws of the State of Arizona, without giving effect to its principles of conflicts of law. To the extent that a court of competent jurisdiction finds Arizona law inapplicable with respect to any provisions of this Agreement or the Notes, then, as to those provisions only, the laws of the state(s) where the Collateral is located shall be deemed to apply. Nothing in this Section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state(s) in which the Collateral is located to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under this Agreement or the other Loan Documents.

         L. Counterparts. This Agreement and the other Loan Documents may be executed in one or more counterparts, each of which shall be deemed an original.

         M. Assignment by Lender; Binding Effect. Lender may assign in whole or in part its rights under this Agreement. Upon any unconditional assignment of Lender's entire right and interest hereunder, Lender shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Lender contained herein. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and permitted assigns, including, without limitation, any United States trustee, any debtor in possession or any trustee appointed from a private panel.

         N.  Survival.  Except for the conditions set forth in Sections 2(b) and
(c), which shall be satisfied or waived as of the Closing Date and the Final Disbursement Date, as applicable, all representations, warranties, agreements, obligations and indemnities of Borrower and Lender set forth in this Agreement and the other Loan Documents shall survive the Closing and the Final Disbursement.

         O.  Waiver  of Jury  Trial and  Punitive,  Consequential,  Special  and
Indirect Damages. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER OR ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY BORROWER AND LENDER OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         P. Estoppel Certificate. At any time, and from time to time, each party agrees, promptly and in no event later than fifteen (15) days after a request from the other party, to execute, acknowledge and deliver to the other party a certificate in the form supplied by the other party, certifying as to such information reasonably requested by the other party in connection with this Agreement and the other Loan Documents.

         Q. Disclosures. Borrower authorizes Lender and its employees, officers, agents, representatives and designees to: (i) discuss the affairs, finances and accounts of Borrower, any Affiliate of Borrower, the other Borrower Parties and any operator or lessee of any of the Premises with any Franchisor and the employees, officers, agents and representatives of any Franchisor; (ii) obtain from, and disclose to, any Franchisor any information regarding the status of the Franchise Agreements, Borrower, any Affiliate of Borrower, the other Borrower Parties, any operator or lessee of the Premises and/or the business operations at any of the Premises, including, without limitation, financial information about Borrower, any Affiliate of Borrower, the other Borrower Parties, any operator or lessee of the Premises and/or the business operations at any of the Premises; (iii) distribute to, or publish for the use by, any third-parties for statistical analysis purposes the unit-level and/or corporate level operating results for any of the Premises, Borrower, any Affiliate of Borrower, any of the other Borrower Parties and/or any operator or lessee of the Premises prepared by Lender from financial statements obtained from Borrower; and (iv) obtain personal credit reports, business credit reports and/or asset reports, as applicable, with respect to Borrower, any Affiliate of Borrower, any of the other Borrower Parties and/or any operator or lessee of any of the Premises.

         R. Transfers, Participations and Securitizations. (1) A material inducement to Lender's willingness to complete the transactions contemplated by the Loan Documents is Borrower's agreement that Lender may, at any time, complete a Transfer, Participation or Securitization with respect to the Notes, this Agreement and/or any of the other Loan Documents or any or all servicing rights with respect thereto.

         (2)  Borrower  agrees  to  cooperate  in  good  faith  with  Lender  in connection with any such Transfer, Participation and/or Securitization of the Notes, this Agreement and/or any of the other Loan Documents, or any or all servicing rights with respect thereto, including, without limitation (i) providing such documents, financial and other data, and other information and materials (the "Disclosures") which would typically be required with respect to the Borrower Parties by a purchaser, transferee, assignee, servicer, participant, investor or rating agency involved with respect to such Transfer, Participation or Securitization, as applicable; provided, however, the Borrower Parties shall not be required to make Disclosures of any confidential information or any information which has not previously been made public unless required by applicable federal or state securities laws; and (ii) amending the terms of the transactions evidenced by the Loan Documents to the extent necessary so as to satisfy the requirements of purchasers, transferees, assignees, servicers, participants, investors or selected rating agencies involved in any such Transfer, Participation or Securitization, so long as such amendments would not have a material adverse effect upon the Borrower Parties or the transactions contemplated hereunder. Lender shall be responsible for preparing at its expense any documents evidencing the amendments referred to in the preceding subitem (ii).

         (3) Borrower consents to Lender providing the Disclosures, as well as any other information which Lender may now have or hereafter acquire with respect to the Premises, the Collateral or the financial condition of the Borrower Parties to each purchaser, transferee, assignee, servicer, participant, investor or rating agency involved with respect to each Transfer, Participation and/or Securitization, as applicable. Lender and Borrower (and their respective Affiliates) shall each pay their own attorneys fees and other out-of-pocket expenses incurred in connection with the performance of their respective obligations under this Section.

         (4) Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents: (a) an Event of Default or a breach or default, after the passage of all applicable notice and cure or grace periods, under any Loan Document or Other Agreement which relates to a loan or sale/leaseback transaction which has not been the subject of a Securitization, Participation or Transfer shall not constitute an Event of Default or a breach or default, as applicable, under any Loan Document or Other Agreement which relates to a loan which has been the subject of a Securitization, Participation or Transfer; (b) an Event of Default or a breach or default, after the passage of all applicable notice and cure or grace periods, under any Loan Document or Other Agreement which relates to a loan which is included in any Loan Pool shall not constitute an Event of Default or a breach or default, as applicable, under any Loan Document or Other Agreement which relates to a loan which is included in any other Loan Pool; (c) the Loan Documents and Other Agreements corresponding to the loans in any Loan Pool shall not secure the obligations of any of the Borrower Parties and/or any Affiliate of any of the Borrower Parties contained in any Loan Document or Other Agreement which does not correspond to a loan in such Loan Pool; and (d) the Loan Documents and Other Agreements which do not correspond to a loan in any Loan Pool shall not secure the obligations of any of the Borrower Parties and/or any Affiliate of any of the Borrower Parties contained in any Loan Document or Other Agreement which does correspond to a loan in such Loan Pool.

         IN WITNESS WHEREOF, Borrower and Lender have entered into this Agreement as of the Closing Date.


                              LENDER:

                              GE CAPITAL FRANCHISE FINANCE
                              CORPORATION, a Delaware corporation


                              By
                                 -----------------------------------------------
                              Printed Name
                                           -------------------------------------
                              Its
                                  ----------------------------------------------



                              BORROWER:

                              ERI ACQUISITION CORP., an Oregon corporation


                              By
                                 -----------------------------------------------
                              Printed Name
                                           -------------------------------------
                              Its
                                  ----------------------------------------------

STATE OF ARIZONA                            )
                                            ) SS.
COUNTY OF MARICOPA                          )


         The foregoing instrument was acknowledged before me on ________, 2005 by ________________________________, _________________________________ of GE
Capital Franchise Finance Corporation, a Delaware corporation, on behalf of the corporation.


                                       _________________________________________
                                       Notary Public

My Commission Expires:

______________________________________



STATE OF _________________                  )
                                            ) SS.
COUNTY OF _______________                   )


         The foregoing instrument was acknowledged before me on ___________, 2005 by ______________________________, ______________________________ of ERI
Acquisition Corp. an Oregon corporation, on behalf of the corporation.



                                       _________________________________________
                                       Notary Public

My Commission Expires:

______________________________________

                                    EXHIBIT A


                           PREMISES/PERMITTED CONCEPT

                                   EXHIBIT A-1


                                 LEASED PREMISES

                                    EXHIBIT B


              FRANCHISE AGREEMENTS AND PENDING FRANCHISEE DEFAULTS





         A. List of Franchise Agreements is attached after this page.

         B. Pending Franchisee Default:

                  *Nampa, Idaho Site: Franchisee has been in default in its payment obligations to Elmer's since mid-2003.

                  *Boise-Fairview Site: Franchisee is $8,200 in arrears in its payment obligations to Elmer's.

                  *Palm Springs Site: Franchisee is $5,300 in arrears in its payment obligations to Elmer's.

                                    EXHIBIT C


                                   INDEMNITORS


         BRUCE N. DAVIS, WILLIAM W. SERVICE, THOMAS C. CONNOR, STEPHANIE M. CONNOR, DONALD W. WOOLLEY, DOLLY W. WOOLLEY, DOUGLAS A. LEE, DEBRA A. WOOLLEY-LEE, DONNA P. WOOLLEY, DAVID D. CONNOR, DAVID C. MANN, CORYDON H. JENSEN, DENNIS M. WALDRON, GERALD A. SCOTT, KAREN BROOKS, LINDA ELLIS-BOLTON, SHEILA SCHWARTZ, RICHARD P. BUCKLEY, GARY N. WEEKS AND RICHARD WILLIAMS

                                   EXHIBIT C-1


                              INDIVIDUAL GUARANTORS


         BRUCE N. DAVIS, WILLIAM W. SERVICE, THOMAS C. CONNOR, STEPHANIE M. CONNOR, DONALD W. WOOLLEY, DOLLY W. WOOLLEY, DOUGLAS A. LEE, DEBRA A. WOOLLEY-LEE, DONNA P. WOOLLEY, DAVID D. CONNOR, DAVID C. MANN, CORYDON H. JENSEN, DENNIS M. WALDRON, GERALD A. SCOTT, KAREN BROOKS, LINDA ELLIS-BOLTON, SHEILA SCHWARTZ, RICHARD P. BUCKLEY, GARY N. WEEKS AND RICHARD WILLIAMS

                                    EXHIBIT D


                      WELLS FARGO MORTGAGE LOAN PROPERTIES





         7427 Hosmer South, Tacoma, Washington



         3411 184th Street SW, Lynwood, Washington



         1385 Capital Blvd., Boise, Idaho

                                    EXHIBIT E


               FIXED RATE PROMISSORY NOTE--LESS THAN $[3,5000,000]


         Not applicable because the initial Fixed Rate Promissory Note is in the amount of $3,500,000.00.

                                    EXHIBIT F


                    FIXED RATE PROMISSORY NOTE--$[3,500,000]

                                 PROMISSORY NOTE


$3,500,000.00                                     Dated as of March ______, 2005
                                                             Scottsdale, Arizona

         ERI ACQUISITION CORP., an Oregon corporation ("Debtor"), for value received, hereby promises to pay to GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("GE"), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255, or order, on or before April 1, 2015 (the "Maturity Date"), the principal sum of $3,500,000.00, as herein provided, and to pay interest on the unpaid principal amount of this Note from the date hereof to the Maturity Date at the rate of [ten year U.S Dollar Swaps rate plus 2.99%]% on the basis of a 360-day year consisting of twelve consecutive 30-day months, such principal and interest to be paid in immediately available funds and in lawful money of the United States. Initially capitalized terms which are not otherwise defined in this Note shall have the meanings set forth in that certain Loan Agreement dated as of the date of this Note between Debtor and GE, as such agreement may be amended, restated and/or supplemented from time to time (the "Loan Agreement").

         Interest on the principal amount of this Note for the period commencing with the date of this Note through the last day in the month in which this Note is dated shall be due and payable upon delivery of this Note. Thereafter, principal and interest shall be payable in consecutive monthly installments of $_____________ commencing on May 1, 2005, and continuing on the first day of each month thereafter until the Maturity Date, at which time the outstanding principal and unpaid accrued interest shall be due and payable.

         Upon execution of this Note, Debtor shall authorize Lender to establish arrangements whereby all payments of principal and interest hereunder are transferred by Automated Clearing House Debit initiated by Lender directly from an account at a U.S. bank in the name of Debtor to such account as Lender may designate or as Lender may otherwise designate. Each payment of principal and interest hereunder shall be applied first toward any past due payments under this Note (including payment of all Costs (as herein defined)), then to accrued interest, and the balance, after the payment of such accrued interest, if any, shall be applied to the unpaid principal balance of this Note; provided, however, each payment hereunder after an Event of Default has occurred shall be applied as Lender in its sole discretion may determine.

         Debtor may prepay this Note in full, but not in part (except as otherwise set forth below), including all accrued but unpaid interest hereunder and all sums advanced by GE pursuant to the Loan Documents and any Other Agreements, provided that (i) no Event of Default has occurred under any of the Loan Documents or any Other Agreements, (ii) any such prepayment shall only be made on a regularly scheduled payment date upon not less than 30 days prior written notice from Debtor to GE, and (iii) except as otherwise set forth herein, any such prepayment shall be made together with payment of an amount equal to the sum of:

                  (a) prior to the fourth anniversary of the Final Disbursement Date, a prepayment fee equal to 1% of the amount prepaid; and

                  (b) a prepayment premium equal to the positive  difference (if any) between (i) the present value of the stream of monthly principal and interest payments due under this Note from the date of such prepayment through the scheduled Maturity Date (the "Remaining Scheduled Term"), calculated using the interpolated yield, at the time of such prepayment, of the two U.S. Dollar Interest Rate Swaps (as published in Federal Reserve Statistical Release H.15[519]) whose terms most closely match the Remaining Scheduled Term, and (ii) the present value of the stream of monthly principal and interest payments due under this Note from the date of such prepayment through the scheduled Maturity Date, calculated using the interpolated yield of the two U.S. Dollar Interest Rate Swaps whose terms most closely match the originally scheduled term of this Note.

         The foregoing prepayment fee and prepayment premium, as applicable, shall be due and payable regardless of whether such prepayment is the result of a voluntary prepayment by Debtor or as a result of GE declaring the unpaid principal balance of this Note, accrued interest and all other sums due under this Note, the other Loan Documents and any Other Agreements, due and payable as contemplated below.

         This Note is secured by the Loan Agreement and the other Loan Documents. Upon the occurrence of an Event of Default, GE may declare the entire unpaid principal balance of this Note, accrued interest, if any, and all other sums due under this Note and any Loan Documents or Other Agreements due and payable at once without notice to Debtor. All past-due principal and/or interest shall bear interest from the due date to the date of actual payment at a rate (the "Default Rate") equal to at the lesser of (i) the highest rate for which the undersigned may legally contract or (ii) 14% per annum, and such Default Rate shall continue to apply following a judgment in favor of GE under this Note. If Debtor fails to make any payment or installment due under this Note within five days of its due date, Debtor shall pay to GE, in addition to any other sum due GE under this Note or any other Loan Document, a late charge equal to 5% of such past-due payment or installment (the "Late Charge"), which Late Charge is a reasonable estimate of the loss that may be sustained by GE due to the failure of Debtor to make timely payments. All payments of principal and interest due hereunder shall be made (i) without deduction of any present and future taxes, levies, imposts, deductions, charges or withholdings, which amounts shall be paid by Debtor, and (ii) without any other right of abatement, reduction, setoff, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever. Debtor will pay the amounts necessary such that the gross amount of the principal and interest received by GE is not less than that required by this Note.

         No delay or omission on the part of GE in exercising any remedy, right or option under this Note shall operate as a waiver of such remedy, right or option. In any event, a waiver on any one occasion shall not be construed as a waiver or bar to any such remedy, right or option on a future occasion. Debtor hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, notice of intent to accelerate, notice of acceleration and all other notices or demands in connection with delivery, acceptance, performance, default or endorsement of this Note. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Note shall be given in accordance with the notice provisions in the Loan Agreement. Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection after default, Debtor shall pay, in addition to the principal and interest due and payable hereon, all costs of collecting or attempting to collect this Note (the "Costs"), including reasonable attorneys' fees and expenses of GE (including those fees and expenses incurred in connection with any appeal) and court costs whether or not a judicial action is commenced by GE. This Note may not be amended or modified except by a written agreement duly executed by the party against whom enforcement of this Note is sought. In the event that any one or more of the provisions contained in this Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such provision had never been contained herein or therein. Time is of the essence in the performance of each and every obligation under this Note.

         Notwithstanding anything to the contrary contained in any of the Loan Documents, the obligations of Debtor to GE under this Note and any other Loan Documents are subject to the limitation that payments of interest and late charges to GE shall not be required to the extent that receipt of any such payment by GE would be contrary to provisions of applicable law limiting the maximum rate of interest that may be charged or collected by GE. The portion of any such payment received by GE that is in excess of the maximum interest permitted by such provisions of law shall be credited to the principal balance of this Note or if such excess portion exceeds the outstanding principal balance of this Note, then such excess portion shall be refunded to Debtor. All interest paid or agreed to be paid to GE shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full term of this Note (including, without limitation, the period of any renewal or extension thereof) so that interest for such full term shall not exceed the maximum amount permitted by applicable law.

         This obligation shall bind Debtor and its successors and assigns, and the benefits hereof shall inure to GE and its successors and assigns.

         IN WITNESS WHEREOF, Debtor has executed and delivered this Note effective as of the date first set forth above.

                                 DEBTOR:

                                 ERI ACQUISITION CORP., an Oregon corporation

                                 By ____________________________________________
                                 Printed Name __________________________________
                                 Its ___________________________________________

                                    EXHIBIT G


                         INITIAL STOCK PLEDGE AGREEMENT

                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made as of March _______, 2005 by and between ERI ACQUISITION CORP., an Oregon corporation ("Borrower"), and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("Lender").

                             PRELIMINARY STATEMENT:


         Lender and Borrower are parties to that certain Loan Agreement dated as of March ___, 2005 (the "Loan Agreement") pursuant to which Lender agreed to make a loan to Borrower in the aggregate amount of $6,500,000.000 (the "Loan"). Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement. Borrower is the holder of ________ percent (___%) of the issued and outstanding common stock of Elmer's Restaurants, Inc., an Oregon corporation ("Elmer's") (the "Subject Common Stock"). Borrower is entitled to exercise all of the voting rights of the Subject Common Stock and receive all of the distributions and dividends payable by Elmer's on account of the Subject Common Stock.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                          SECURITY INTEREST AND PLEDGE

         Section 1.1. SECURITY INTEREST AND PLEDGE. (a) Subject to the terms of this Agreement, Borrower hereby pledges and grants to Lender a first priority lien upon and security interest in the following property now owned or hereafter acquired, created or arising (collectively, the "Collateral"):

                  (i) The issued and outstanding shares the Subject Common Stock which are represented by the stock certificate(s) described on the attached Schedule I; and

                  (ii) all products and proceeds of the Subject Common Stock, including, without limitation, all revenues, distributions, dividends, stock dividends, securities, and other property, rights and interests that Borrower is entitled to receive at any time on account of the same.

         (b) Borrower represents and warrants to Lender that as of the date of this Agreement 155,812 shares of the Subject Common Stock (the "DTC Shares") are held in that certain Securities Account Control Agreement dated as of the date of this Agreement among Wells Fargo Brokerage Services, LLC, Borrower and Lender (the "Account Agreement") and pledged to Lender pursuant to the Account Agreement. Borrower covenants to promptly cause certificates with respect to the DTC Shares to be issued in the name of Borrower and delivered to Lender along with stock powers endorsed in blank by Borrower.

         Section 1.2.  OBLIGATIONS.  The  Collateral  shall secure the following
indebtedness  and  obligations  of  Borrower  and  Elmer's  (collectively,   the
"Obligations"):

                  (a) Payment of indebtedness evidenced by the Notes together with all extensions, renewals, amendments and modifications thereof; and

                  (b) Payment of all other indebtedness and other sums, with interest thereon, which may be owed under, and performance of all other obligations and covenants contained in the other Loan Documents, together with any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby or thereby (all of the documents, instruments and other agreements described in this Section 1.2 are referred to collectively as, the "Documents").

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

      Borrower represents and warrants to Lender as of the date of this Agreement and the Closing Date that:

         Section 2.1. TITLE. Borrower owns, and with respect to Collateral acquired by Borrower after the date hereof, will own, legally and beneficially, the Collateral, free and clear of any lien, security interest, pledge, hypothecation, claim or other encumbrance, or any right or option on the part of any third person to purchase or otherwise acquire or obtain any lien or security interest in the Collateral or any part thereof, except for the lien and security interest granted hereunder in favor of Lender. The Collateral is genuine, free from any restriction on transfer, duly and validly authorized and issued and fully paid and non-assessable.

         Section 2.2. AUTHORITY AND ENFORCEABILITY. Borrower has the authority to execute, deliver and perform this Agreement. This Agreement is the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, and the execution, delivery and performance of this Agreement by Borrower does not and will not conflict with, result in a breach of, or constitute a default under, the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement or any judgment, decree, order, law, statute, or other governmental rule or regulation applicable to Borrower, the Collateral or any other property of Borrower.

         Section 2.3. FIRST PRIORITY SECURITY INTEREST. Upon the execution of this Agreement by the parties hereto and the delivery to Lender of the stock certificate(s) referred to in Section 1.1(a) and further described in Schedule I hereof (together with irrevocable stock powers executed by Borrower in blank with respect to such stock certificate(s)), Lender shall have a valid first priority lien upon and security interest in the Collateral.

         Section 2.4. COLLATERAL GENUINE. The Collateral is genuine, free from any restriction on transfer other than those imposed under applicable federal and state securities laws, duly and validly authorized and issued, fully paid and non-assessable, and is hereby duly and validly pledged and hypothecated to Lender in accordance with law. The stock certificate(s) referred to in Section 1.1(a) and further described in Schedule I hereof represent _________ (___%) percent of the issued and outstanding shares the common stock of Elmer's and there are no other classes of stock in Elmer's, including, without limitation, preferred stock; provided, however, stock options to acquire 291,064 shares of capital stock in Elmer's have been issued to one or more of the Indemnitors (the "Continuing Options"); provided, however, pursuant to the other Initial Stock Pledge Agreement and the Subsequent Stock Pledge Agreement, the Indemnitors are obligated to pledge to Lender all shares of common stock in Elmer's acquired pursuant to the exercise of the Continuing Options.

         Section 2.5. NO ACTIONS. No action has been brought or, to Borrower's actual knowledge, is threatened which would in any way prohibit or restrict the execution and delivery of this Agreement by Borrower or the performance in all respects of Borrower hereunder.

         Section 2.6. ELMER'S. Borrower has delivered to Lender true, correct and complete copies of Elmer's articles of incorporation and bylaws as presently in effect (collectively, the "Governing Documents"). The Governing Documents are in full force and effect as of the date hereof.

         Section 2.7. REASONABLY EQUIVALENT VALUE; SOLVENCY. (a) Borrower is entitled to exercise all of the voting rights of the Subject Common Stock referred to in Section 1.1(a) hereof, and to receive all of the distributions and dividends payable by Elmer's to the holder of the Subject Common Stock;

         (b) Borrower has received reasonably equivalent value in exchange for Borrower's execution and delivery of this Agreement;

         (c) Borrower is not insolvent and will not be rendered insolvent by the execution, delivery and performance of this Agreement;

         (d) Borrower has sufficient capital to engage in all present and planned businesses and transactions; and

         (e) Borrower has not incurred, and does not intend to incur, debts that would be beyond Borrower's ability to pay such debts as they mature.

                                   ARTICLE III

                 AFFIRMATIVE AND NEGATIVE COVENANTS OF BORROWER

         Borrower   covenants  and  agrees  with  Lender  for  so  long  as  the
Obligations are outstanding that:

         Section 3.1. ENCUMBRANCES. Borrower shall not create, permit or suffer to exist, and shall defend the Collateral against, any lien, security interest or other encumbrance on the Collateral, except the pledge and security interest in favor of Lender set forth in this Agreement, and shall defend Borrower's rights in the Collateral and Lender's security interest in the Collateral against the claims of all other persons and entities.

         Section 3.2. SALE OF COLLATERAL. Borrower shall not sell, assign, transfer or otherwise dispose of the Collateral or permit the foregoing to occur without the prior written consent of Lender.

         Section 3.3. DISTRIBUTIONS. If Borrower shall become entitled to receive or shall receive any stock certificate representing any shares of the
Subject Common Stock (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any recapitalization, reclassification, increase, or reduction of capital or issued in connection with any reorganization or any stock split), or any option or right in the Subject Common Stock, whether as an addition to, in substitution of, or in exchange for any Collateral, Borrower agrees to accept the same as Lender's agent and to hold the same in trust for Lender, and to deliver the same forthwith to Lender in the exact form received, with the appropriate endorsement of Borrower or with undated irrevocable stock powers duly executed in blank, to be held by Lender as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon liquidation or dissolution shall be paid over to Lender to be held by Lender as Collateral subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of capital stock or pursuant to any reorganization, the property so distributed shall be delivered to Lender to be held by Lender, as Collateral, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Borrower shall, until paid or delivered to Lender, be held by Borrower in trust as additional security for Borrower's obligations under the Documents.

         Section 3.4. FURTHER ASSURANCES. From time to time, upon a reasonable request by Lender, Borrower shall execute and deliver such other and further instruments, documents or assurances, to (a) more effectively subject the Collateral to the performance of the terms and provisions of this Agreement and the other Documents, (b) give Lender possession of the Collateral, or (c) effectuate any sale of any Collateral as herein provided.

         Section 3.5. PAYMENT OF ASSESSMENTS. Borrower will cause to be paid before delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against Lender for or on account of the interest created by this Agreement and the Documents, and, upon Lender's request, will furnish Lender with receipts showing payment of such taxes and assessments at least ten (10) calendar days before the applicable delinquency date therefor.

         Section 3.6. DEFENDING THE COLLATERAL. Upon obtaining any knowledge that the validity of this Agreement, the Documents or any rights, titles, security interests or other interests created or evidenced hereby and thereby shall be attacked, endangered or questioned, or if any legal proceedings are instituted with respect thereto, Borrower shall give prompt written notice thereof to Lender and at Borrower's own cost and expense, shall diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings. Lender (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as it determines in its reasonable judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all reasonable expenses so incurred of every kind and character shall constitute sums advanced pursuant to this Agreement. Borrower will not do or suffer to be done any act whereby the value of any part of the Collateral may be decreased.

         Section 3.7. COSTS AND EXPENSES. If Borrower should fail to comply with any of Borrower's agreements, covenants or obligations under this Agreement, within the applicable periods set forth in this Agreement, then Lender (in
Borrower's name or in Lender's own name) may perform them or cause them to be performed for Borrower's account and at Borrower's expense, but shall have no obligation to perform any of them or cause them to be performed. Any and all expenses incurred or paid by Lender pursuant to this Section 3.7 shall become the additional obligations of Borrower to Lender, due and payable on demand, and each shall bear interest from the date Lender incurs or pays such expenses to the date of actual payment by Borrower or Elmer's at the lesser of the highest rate not prohibited by applicable law or the rate of 14% per annum. Upon making any such payment or incurring any such expense, Lender shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Borrower to Lender pursuant to this or any other provision of this Agreement shall automatically and without notice be secured by this Agreement. Borrower and Lender each agree and consent that the amount and nature of any such expense and the time when it was paid shall be conclusively established by the affidavit of Lender or any of Lender's officers or agents. The exercise of the privileges granted to Lender in this
Section is cumulative of all other rights given by this Agreement, and of all rights given Lender by law.

         Section 3.8. NO ADDITIONAL STOCK. Without the prior written consent of Lender, the Borrower shall not permit Elmer's to issue any additional shares of stock in Elmer's (other than the shares of common stock referred to in Section 1.1(a) and further described in Schedule I hereof), including, without limitation, any shares of preferred stock or any shares of stock representing a stock dividend or stock split; provided, however, simultaneously with the Closing, Borrower shall be permitted to issue 266,667.00 shares of common stock to the Indemnitors in consideration for the contribution of capital to Elmer's in the amount of $2,000,000.00 in immediately available funds; provided, however, as a condition precedent to the issuance of such shares, the Indemnitors shall pledge such shares to Lender pursuant to this Agreement.

         Section 3.9. NO INTERFERENCE. Borrower shall cause Elmer's to recognize Lender's lien upon and security interest in the Collateral and shall not permit Elmer's to take any actions that would interfere with such lien and security interest, Lender's rights under this Agreement or Borrower's obligations under this Agreement.

         Section 3.10. ELMER'S. Borrower shall not permit Elmer's to amend or otherwise alter or rescind the Governing Documents without Lender's prior written consent. The Governing Documents shall remain in full force and effect.

                                   ARTICLE IV

                          RIGHTS OF LENDER AND BORROWER

         Section 4.1. VOTING RIGHTS. So long as no Event of Default (as defined in Section 5.1 hereof) shall have occurred, Borrower shall be entitled to exercise any and all voting rights relating or pertaining to the Collateral or any part thereof.

         Section 4.2. DIVIDEND. Unless an Event of Default shall have occurred and be continuing, Borrower shall be entitled to receive all cash dividends paid in respect of the Collateral; provided, that, the amount of any dividend declared or paid prior to an Event of Default shall be reasonable and in no event shall it exceed Elmer's net income for the Dividend Period. As used herein, the term "Dividend Period" shall mean the period of time commencing on the date of declaration of the dividend immediately preceding the dividend at issue and ending on the day immediately preceding the date of declaration of the dividend at issue.

         Section 4.3. LENDER'S DUTY OF CARE. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Lender hereunder, Lender shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto. Lender shall not be responsible in any way for any depreciation in the value of the Collateral. Lender shall have no duty or responsibility to take any steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Lender, their successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Lender and, at Lender's option, to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any of the Obligations or to hold the same for the account and order of Borrower.

         Section 4.4. RELEASE OF COLLATERAL. Notwithstanding the foregoing, Lender shall be obligated to return the Collateral to Borrower (including the execution of any required written assignment of the same) within ten (10) days after Borrower's request if the Obligations have been satisfied in full.

         Section 4.5. ADDITIONAL RIGHTS OF LENDER. Lender may, from time to time, without notice to Borrower, do any acts which it deems necessary or desirable to preserve the value or marketability of the Collateral, or any part thereof or interest therein, increase the income therefrom or protect the security hereof including, without limitation, any of the following: (a) retain or obtain a security interest in any property, in addition to the Collateral, to secure any of the Obligations, (b) retain or obtain the primary or secondary liability of any party or parties with respect to any of the Obligations, (c) extend or renew for any period, regardless of whether such extension or renewal period be longer than the original period, or exchange, any of the Obligations or release or compromise any Obligations of any party or parties primarily or secondarily liable thereon, (d) release its security interest in all or any property, in addition to the Collateral, securing any of the Obligations, and permit any substitution or exchange for any such property, (e) delay or omit to exercise any right or power with respect to any Obligations, (f) delay in enforcement of payment of indebtedness relating to the Obligations, (g) resort to the Collateral for payment of any of the Obligations, regardless of whether Lender has resorted to any other property, or has proceeded against any party primarily or secondarily liable on any of the Obligations, and (h) make any amendments to any of the Documents.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

         Section 5.1. EVENTS OF DEFAULT. For purposes of this Agreement, each of the following shall be deemed an "Event of Default":

                  (a) If any representation or warranty of Borrower set forth in this Agreement is false in any respect or if Borrower renders any false statement or account;

                  (b) If Borrower fails to observe or perform any of its covenants, obligations or conditions in this Agreement other than those set forth in Sections 3.4, 3.5, 3.6 and 3.7;

                  (c) If Borrower fails to observe or perform any of its covenants set forth in Sections 3.4, 3.5, 3.6 and 3.7 of this Agreement; provided, however, if any such event does not involve the payment of any monetary sum, does not place any rights or property of Lender in immediate jeopardy, and is within the reasonable power of Borrower to promptly cure after receipt of notice thereof, all as determined by Lender in its reasonable discretion, then such event shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lender shall have given Borrower notice thereof and a period of 15 days shall have elapsed following receipt of such notice, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. Notwithstanding the foregoing, Lender may, if it determines in its sole and absolute discretion that (1) such failure cannot reasonably be cured within such 15-day period, (2) Borrower is diligently pursuing a cure of such failure, and (3) that such failure does not place the Collateral in immediate jeopardy or otherwise adversely affect the Collateral or Lender's lien on such Collateral, grant Borrower up to an additional 15 days following the initial 15-day period to cure such failure. If Borrower fails to correct or cure such failure within such additional 15-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required;

                  (d) If Borrower or Elmer's becomes insolvent within the meaning of the Code, files or notifies Lender that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an "Action"), becomes the subject of either an involuntary Action or petition under the Code, or is generally not paying its debts as the same become due; and

                  (e) If there is an "Event of Default" under the Loan Agreement or the Documents.

         Section 5.2. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, Lender shall have the following rights and remedies:

                  (a) In addition to all other rights and remedies granted to Lender in this Agreement, the Documents and the Loan Agreement, Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Arizona and all rights and remedies otherwise available at law or in equity. Without limiting the generality of the foregoing, Lender may:

                           (i) Sell or otherwise  dispose of the Collateral,  or
                  any part thereof, in one or more portions at public or private sale or sales, at the offices of Lender or elsewhere, for cash, on credit or for future delivery; or

                           (ii) Bid and become a  purchaser  at any sale free of
                  any right or equity of redemption in Borrower, which right or equity is hereby expressly waived and released by Borrower.

                  Lender  shall give not less than ten (10) days' prior  written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Borrower shall be liable for all reasonable attorneys' fees and other expenses incurred by Lender in connection with the enforcement of Lender's rights under this Agreement and the Documents. Borrower waives all rights of marshaling in respect of the Collateral. Any public sale shall be held at such time or times, within ordinary business hours and at such place or places, as Lender may fix in the notice of sale. Lender may sell the Collateral in one lot, as an entirety, or in separate portions as Lender may determine in its absolute discretion. Lender shall not be obligated to make any sale pursuant to any such notice. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the sales price is paid by the purchaser thereof, but Lender shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Borrower and Lender hereby agree that each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. On any sale of the Collateral, Lender is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Lender's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                  (b) Lender shall have the right to declare any and all payments due under the Documents immediately due and payable and the right to recover all fees and expenses in connection with the collection or enforcement of the Obligations.

                  (c)  Lender   shall  have  the  right  to  sue  for   specific
         performance of any Obligations or to recover damages for breach thereof.

                  (d) Lender may cause any or all of the Collateral held by it to be transferred into the name of Lender or the name or names of Lender's nominee or nominees.

                  (e) Lender shall be entitled to receive all cash dividends payable in respect of the Collateral.

                  (f) Lender shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral, and Borrower shall deliver to Lender upon request, irrevocable proxies with respect to the Collateral in form satisfactory to Lender.

         Borrower agrees that, in connection with the exercise of the foregoing rights and remedies, Lender may be unable to effect a public sale of all or any part of the Collateral by reason of certain prohibitions contained in applicable federal and state securities laws, including, without limitation, applicable "Blue Sky" laws, as now or hereafter in effect. As a result, Lender may be required to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Borrower recognizes that such private sales may be made at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and that Lender has no obligation to delay the sale of the Collateral for the period of time necessary to permit the issuer of the Collateral, even if such issuer would agree, to register the Collateral for public sale under such applicable securities laws. Borrower and Lender hereby agree that any private sale or sales made under such circumstances shall be deemed to have been made in a commercially reasonable manner. Borrower further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Agreement valid and binding and in compliance with any and all other requirements of applicable law.

         Section 5.3. POWER OF ATTORNEY. Borrower hereby constitutes and appoints Lender as Borrower's true, lawful and irrevocable attorney-in-fact (which appointment shall be deemed coupled with an interest), with full authority in the place and stead of Borrower and in the name of Borrower, or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in Lender's discretion, to take any action and execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to demand, receive, and enforce payments and to give receipts, releases and satisfactions and to sue for moneys payable to Borrower with respect to any of the Collateral.

         Section 5.4. SELECTION OF SECURITY. Lender may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the Obligations, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and absolute discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

         Section 5.5. WAIVER OF APPRAISEMENT LAWS. To the fullest extent Borrower may do so by applicable law, Borrower agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption. Borrower, for Borrower's, successors, receivers, trustees and assigns, and for any and all other persons ever claiming any interest in the Collateral, to the fullest extent permitted by law, hereby waives and releases all rights of redemption arising with respect to the sale of the Collateral, valuation, appraisement, stay of execution, and all rights to a marshaling of the assets of Borrower, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

         Section 5.6. APPLICATION OF PROCEEDS. Lender shall apply any proceeds received by it from the exercise of remedies under Section 5.2 as follows:

                  (a) First,  to the  payment of all costs and  expenses  of any
         sale  or  collection   hereunder  and  all  proceedings  in  connection
         therewith, including reasonable attorneys' fees;

                  (b) Second, to the reimbursement of Lender of any reasonable disbursements made by Lender in accordance with the terms hereof or which Lender deems expedient to pay with respect to the Collateral;

                  (c) Third, to the payment of the Obligations due Lender in such order as Lender shall elect in its sole and absolute discretion; and

                  (d) The remainder of such proceeds, if any, to Borrower.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 6.2. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign any of its rights or obligations under this Agreement except as contemplated by Section 6.12.

         Section 6.3. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the Documents, together with any other certificates, instruments or agreements to be delivered in connection therewith, represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no oral agreements between the parties. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 6.4. COPIES OF RECORDS. Lender may call at Borrower's place or places of business at reasonable times and upon reasonable notice, and, without unreasonable hindrance or delay, inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any transaction between or among Lender and Borrower, and Borrower shall assist Lender in such actions.

         Section 6.5. SUBROGATION. To the extent that proceeds of the Obligations are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Lender at Borrower's request, and Lender shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

         Section 6.6. NOTICES. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Agreement (collectively called "Notices") shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

         If to Borrower:            11802 S.E. Stark Street
                                    Portland, OR 97292
                                    Attention: Dennis Miller
                                    Telephone:     (503) 252-1485
                                    Telecopy:      (503) 252-6706

         And to:                    363 High Street
                                    Eugene, OR 97401

                                    Attention: Mike Chamberlin
                                    Telephone:     (541) 465-3966
                                    Telecopy:        (541) 465-3967

         If to Lender:              GE Capital Franchise Finance Corporation
                                    17207 North Perimeter Drive
                                    Scottsdale, AZ  85255
                                    Attention: Collateral Management
                                    Telephone:       (480) 585-4500
                                    Telecopy:        (480) 585-2225

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. Whenever in this Agreement the giving of Notice is required, the giving thereof may be waived in writing at any time by the person or persons entitled to receive such Notice.

         Section 6.7. APPLICABLE LAW. Borrower acknowledges that this Agreement was substantially negotiated in the State of Arizona, the Agreement was executed and delivered by Borrower in the State of Arizona, all payments under the Documents will be delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. Borrower consents to service with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Borrower waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona, without giving effect to its conflict of laws principles. Nothing in this Section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state in which Borrower maintains its chief executive office to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under this Agreement or the Documents.

         Section 6.8. HEADINGS. The headings appearing in this Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Agreement.

         Section 6.9. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provision had never been contained herein.

         Section 6.10. CONSTRUCTION. Borrower and Lender acknowledge and warrant to one another that each has been represented by independent counsel and has executed this Agreement after being fully advised by said counsel as to its effect and significance. This Agreement shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

         Section 6.11. OBLIGATIONS ABSOLUTE. The obligations of Borrower under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension or renewal of this Agreement, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement or any of the Documents, or any exercise or failure to exercise any right, remedy, power or privilege in respect of this Agreement or any of the Documents.

         Section 6.12. ASSIGNMENT. Lender may assign, in whole or in part, its rights under this Agreement at any time, including, without limitation, to an affiliate of Lender for the purpose of exercising Lender's rights and remedies under this Agreement. Upon any unconditional assignment of Lender's entire right and interest hereunder, Lender shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Lender contained herein. Borrower may not assign any of its rights under this Agreement without the prior written consent of Lender, which consent may be withheld in the sole and absolute discretion of Lender.

         Section 6.13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same instrument.

         Section 6.14. TIME OF THE ESSENCE. Time is of the essence in the performance of each and every obligation under this Agreement.

         Section 6.15. WAIVER OF JURY TRIAL AND PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER OR ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY BORROWER AND LENDER OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         IN WITNESS WHEREOF, Borrower and Lender have duly executed and delivered this Agreement as of the date first above written.


                       Borrower:

                       ERI ACQUISITION CORP., an Oregon corporation

                       By ______________________________________________________

                       Printed Name ____________________________________________

                       Its _____________________________________________________



                       Lender:

                       GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation

                       By ______________________________________________________

                       Printed Name ____________________________________________

                       Its _____________________________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )


         The foregoing instrument was acknowledged before me on __________, 2005 by _____________________, ______________________ of ERI Acquisition Corp., an
Oregon corporation, on behalf of the corporation.


                                              __________________________________
                                              Notary Public

My Commission Expires:

__________________________________________


STATE OF ARIZONA                            )
                                            ) SS.
COUNTY OF MARICOPA                          )


         The foregoing instrument was acknowledged before me on _____________, 2005 by ________________________, ____________________ of GE Capital Franchise
Finance Corporation, a Delaware corporation, by the corporation.


                                              __________________________________
                                              Notary Public

My Commission Expires:

__________________________________________

                                   SCHEDULE I


                                  COMMON STOCK


-------------------- ------------------ ------------------ -------------------------------------
 CERTIFICATE NUMBER   NUMBER OF SHARES   REGISTERED OWNER   ADDRESS OF OWNER ON STOCK REGISTRAR
-------------------- ------------------ ------------------ -------------------------------------

-------------------- ------------------ ------------------ -------------------------------------

         The foregoing stock certificate(s) shall be delivered to Lender concurrently with the execution and delivery of this Agreement.

                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made as of March ___, 2005 by and between the BRUCE N. DAVIS, WILLIAM W. SERVICE, GREG W. WENDT, THOMAS C. CONNOR, STEPHANIE M. CONNOR, DONALD W. WOOLLEY, DOLLY W. WOOLLEY, DOUGLAS A. LEE, DEBRA A. WOOLLEY-LEE, DONNA P. WOOLLEY, DAVID D. CONNOR, DAVID
C. MANN, CORYDON H. JENSEN, DENNIS M. WALDRON, GERALD A. SCOTT, KAREN BROOKS, LINDA ELLIS-BOLTON, SHEILA SCHWARTZ, RICHARD P. BUCKLEY, GARY N. WEEKS AND RICHARD WILLIAMS (collectively, "Shareholders"), and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("Lender").

                             PRELIMINARY STATEMENT:


         Lender and ERI Acquisition Corp., an Oregon corporation ("Borrower"), are parties to that certain Loan Agreement dated as of March ____, 2005 (the "Loan Agreement") pursuant to which Lender agreed to make a loan to Borrower in the aggregate amount of $6,500,000.000 (the "Loan"). Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement. Shareholders are the holders of one hundred percent (100%) of the issued and outstanding common stock of Borrower (the "Subject Common Stock"). Shareholders are entitled to exercise all of the voting rights of the Subject Common Stock and receive all of the distributions and dividends payable by Borrower on account of the Subject Common Stock.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                          SECURITY INTEREST AND PLEDGE

         Section 1.1. SECURITY INTEREST AND PLEDGE. Subject to the terms of this Agreement, Shareholders hereby pledge and grant to Lender a first priority lien upon and security interest in the following property now owned or hereafter acquired, created or arising (collectively, the "Collateral"):

                  (a) The issued and outstanding shares the Subject Common Stock which are represented by the stock certificate(s) described on the attached Schedule I; and

                  (b) all products and proceeds of the Subject Common Stock, including, without limitation, all revenues, distributions, dividends, stock dividends, securities, and other property, rights and interests that Shareholders are entitled to receive at any time on account of the same.

         Section 1.2. OBLIGATIONS. The Collateral shall secure the following indebtedness and obligations of Shareholders and Borrower, as applicable (collectively, the "Obligations"):

                  (a) Payment of indebtedness evidenced by the Notes together with all extensions, renewals, amendments and modifications thereof; and

                  (b) Payment of all other indebtedness and other sums, with interest thereon, which may be owed under, and performance of all other obligations and covenants contained in the other Loan Documents, together with any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby or thereby (all of the documents, instruments and other agreements described in this Section 1.2 are referred to collectively as, the "Documents").

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

     Shareholders represent and warrant to Lender as of the date of this Agreement and the Closing Date that:

         Section 2.1. TITLE. Shareholders own, and with respect to Collateral acquired by Shareholders after the date hereof, will own, legally and beneficially, the Collateral, free and clear of any lien, security interest, pledge, hypothecation, claim or other encumbrance, or any right or option on the part of any third person to purchase or otherwise acquire or obtain any lien or security interest in the Collateral or any part thereof, except for the lien and security interest granted hereunder in favor of Lender. The Collateral is genuine, free from any restriction on transfer, duly and validly authorized and issued and fully paid and non-assessable.

         Section 2.2. AUTHORITY AND ENFORCEABILITY. Shareholders have the authority to execute, deliver and perform this Agreement. This Agreement is the legal, valid and binding obligation of Shareholders, enforceable against them in accordance with its terms, and the execution, delivery and performance of this Agreement by Shareholders does not and will not conflict with, result in a breach of, or constitute a default under, the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement or any judgment, decree, order, law, statute, or other governmental rule or regulation applicable to Shareholders, the Collateral or any other property of Shareholders.

         Section 2.3. FIRST PRIORITY SECURITY INTEREST. Upon the execution of this Agreement by the parties hereto and the delivery to Lender of the stock certificate(s) referred to in Section 1.1(a) and further described in Schedule I hereof (together with irrevocable stock powers executed by Shareholders in blank with respect to such stock certificate(s)), Lender shall have a valid first priority lien upon and security interest in the Collateral.

         Section 2.4. COLLATERAL GENUINE. The Collateral is genuine, free from any restriction on transfer other than those imposed under applicable federal and state securities laws, duly and validly authorized and issued, fully paid and non-assessable, and is hereby duly and validly pledged and hypothecated to Lender in accordance with law. The stock certificate(s) referred to in Section 1.1(a) and further described in Schedule I hereof represent 100% of the issued and outstanding shares the common stock of Borrower and there are no other classes of stock in Borrower.

         Section 2.5. NO ACTIONS. No action has been brought or, to the actual knowledge of Shareholders, is threatened which would in any way prohibit or restrict the execution and delivery of this Agreement by Shareholders or the performance in all respects of Shareholders hereunder.

         Section 2.6. GOVERNING DOCUMENTS. Shareholders have delivered to Lender true, correct and complete copies of Borrower's articles of incorporation and bylaws as presently in effect (collectively, the "Governing Documents"). The Governing Documents are in full force and effect as of the date hereof.

         Section 2.7. REASONABLY EQUIVALENT VALUE; SOLVENCY. (a) Shareholders are entitled to exercise all of the voting rights of the Subject Common Stock referred to in Section 1.1(a) hereof, and to receive all of the distributions and dividends payable by Borrower to the holder of the Subject Common Stock;

         (b) Shareholders have received reasonably equivalent value in exchange for their execution and delivery of this Agreement;

         (c) Shareholders are not insolvent and will not be rendered insolvent by the execution, delivery and performance of this Agreement;

         (d) Shareholders have sufficient capital to engage in all present and planned businesses and transactions; and

         (e) Shareholders have not incurred, and does not intend to incur, debts that would be beyond their ability to pay such debts as they mature.

                                   ARTICLE III

               AFFIRMATIVE AND NEGATIVE COVENANTS OF SHAREHOLDERS

         Shareholders covenant and agree with Lender for so long as the Obligations are outstanding that:

         Section 3.1. ENCUMBRANCES. Shareholders shall not create, permit or suffer to exist, and shall defend the Collateral against, any lien, security interest or other encumbrance on the Collateral, except the pledge and security interest in favor of Lender set forth in this Agreement, and shall defend Shareholders' rights in the Collateral and Lender's security interest in the Collateral against the claims of all other persons and entities.

         Section 3.2. SALE OF COLLATERAL. Shareholders shall not sell, assign, transfer or otherwise dispose of the Collateral or permit the foregoing to occur without the prior written consent of Lender.

         Section 3.3. DISTRIBUTIONS. If Shareholders shall become entitled to receive or shall receive any stock certificate representing any shares of the
Subject Common Stock (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any recapitalization, reclassification, increase, or reduction of capital or issued in connection with any reorganization or any stock split), or any option or right in the Subject Common Stock, whether as an addition to, in substitution of, or in exchange for any Collateral, Shareholders agree to accept the same as Lender's agent and to hold the same in trust for Lender, and to deliver the same forthwith to Lender in the exact form received, with the appropriate endorsement of Shareholders or with undated irrevocable stock powers duly executed in blank, to be held by Lender as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon liquidation or dissolution shall be paid over to Lender to be held by Lender as Collateral subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of capital stock or pursuant to any reorganization, the property so distributed shall be delivered to Lender to be held by Lender, as Collateral, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Shareholders shall, until paid or delivered to Lender, be held by Shareholders in trust as additional security for the obligations of Borrower and Shareholders under the Documents.

         Section 3.4. FURTHER ASSURANCES. From time to time, upon a reasonable request by Lender, Shareholders shall execute and deliver such other and further instruments, documents or assurances, to (a) more effectively subject the Collateral to the performance of the terms and provisions of this Agreement and the other Documents, (b) give Lender possession of the Collateral, or (c) effectuate any sale of any Collateral as herein provided.

         Section 3.5. PAYMENT OF ASSESSMENTS. Shareholders will cause to be paid before delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against Lender for or on account of the interest created by this Agreement and the Documents, and, upon Lender's request, will furnish Lender with receipts showing payment of such taxes and assessments at least ten (10) calendar days before the applicable delinquency date therefor.

         Section 3.6. DEFENDING THE COLLATERAL. Upon obtaining any knowledge that the validity of this Agreement, the Documents or any rights, titles, security interests or other interests created or evidenced hereby and thereby shall be attacked, endangered or questioned, or if any legal proceedings are instituted with respect thereto, Shareholders shall give prompt written notice thereof to Lender and at Shareholders' own cost and expense, shall diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings. Lender (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as it determines in its reasonable judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all reasonable expenses so incurred of every kind and character shall constitute sums advanced pursuant to this Agreement. Shareholders will not do or suffer to be done any act whereby the value of any part of the Collateral may be decreased.

         Section 3.7. COSTS AND EXPENSES. If Shareholders should fail to comply with any of Shareholders' agreements, covenants or obligations under this Agreement, within the applicable periods set forth in this Agreement, then Lender (in Shareholders' name or in Lender's own name) may perform them or cause them to be performed for Shareholders' account and at Shareholders' expense, but shall have no obligation to perform any of them or cause them to be performed. Any and all expenses incurred or paid by Lender pursuant to this Section 3.7 shall become the additional obligations of Shareholders to Lender, due and payable on demand, and each shall bear interest from the date Lender incurs or pays such expenses to the date of actual payment by Shareholders or Borrower at the lesser of the highest rate not prohibited by applicable law or the rate of 14% per annum. Upon making any such payment or incurring any such expense, Lender shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Shareholders to Lender pursuant to this or any other provision of this Agreement shall automatically and without notice be secured by this Agreement. Shareholders and Lender each agree and consent that the amount and nature of any such expense and the time when it was paid shall be conclusively established by the affidavit of Lender or any of Lender's officers or agents. The exercise of the privileges granted to Lender in this Section is cumulative of all other rights given by this Agreement, and of all rights given Lender by law.

         Section 3.8. NO ADDITIONAL STOCK. Without the prior written consent of Lender, the Shareholders shall not permit Borrower to issue any additional shares of stock in Borrower (other than the shares of common stock referred to in Section 1.1(a) and further described in Schedule I hereof), including, without limitation, any shares of preferred stock or any shares of stock representing a stock dividend or stock split.

         Section 3.9. NO INTERFERENCE. Shareholders shall cause Borrower to recognize Lender's lien upon and security interest in the Collateral and shall not permit Borrower to take any actions that would interfere with such lien and security interest, Lender's rights under this Agreement or Shareholders' obligations under this Agreement.

         Section 3.10. BORROWER. Shareholders shall not permit Borrower to amend or otherwise alter or rescind the Governing Documents without Lender's prior written consent. The Governing Documents shall remain in full force and effect.

                                   ARTICLE IV

                        RIGHTS OF LENDER AND SHAREHOLDERS

         Section 4.1. VOTING RIGHTS. So long as no Event of Default (as defined in Section 5.1 hereof) shall have occurred, Shareholders shall be entitled to exercise any and all voting rights relating or pertaining to the Collateral or any part thereof.

         Section 4.2. DIVIDEND. Unless an Event of Default shall have occurred and be continuing, Shareholders shall be entitled to receive all cash dividends paid in respect of the Collateral; provided, that, the amount of any dividend declared or paid prior to an Event of Default shall be reasonable and in no event shall it exceed Borrower's net income for the Dividend Period. As used herein, the term "Dividend Period" shall mean the period of time commencing on the date of declaration of the dividend immediately preceding the dividend at issue and ending on the day immediately preceding the date of declaration of the dividend at issue.

         Section 4.3. LENDER'S DUTY OF CARE. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Lender hereunder, Lender shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto. Lender shall not be responsible in any way for any depreciation in the value of the Collateral. Lender shall have no duty or responsibility to take any steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Lender, their successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Lender and, at Lender's option, to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any of the Obligations or to hold the same for the account and order of Shareholders.

         Section 4.4. RELEASE OF COLLATERAL. Notwithstanding the foregoing, Lender shall be obligated to return the Collateral to Shareholders (including the execution of any required written assignment of the same) within ten (10) days after Shareholders' request if the Obligations have been satisfied in full.

         Section 4.5. ADDITIONAL RIGHTS OF LENDER. Lender may, from time to time, without notice to Shareholders, do any acts which it deems necessary or desirable to preserve the value or marketability of the Collateral, or any part thereof or interest therein, increase the income therefrom or protect the security hereof including, without limitation, any of the following: (a) retain or obtain a security interest in any property, in addition to the Collateral, to secure any of the Obligations, (b) retain or obtain the primary or secondary liability of any party or parties with respect to any of the Obligations, (c) extend or renew for any period, regardless of whether such extension or renewal period be longer than the original period, or exchange, any of the Obligations or release or compromise any Obligations of any party or parties primarily or secondarily liable thereon, (d) release its security interest in all or any property, in addition to the Collateral, securing any of the Obligations, and permit any substitution or exchange for any such property, (e) delay or omit to exercise any right or power with respect to any Obligations, (f) delay in enforcement of payment of indebtedness relating to the Obligations, (g) resort to the Collateral for payment of any of the Obligations, regardless of whether Lender has resorted to any other property, or has proceeded against any party primarily or secondarily liable on any of the Obligations, and (h) make any amendments to any of the Documents.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

         Section 5.1. EVENTS OF DEFAULT. For purposes of this Agreement, each of the following shall be deemed an "Event of Default":

                  (a) If any representation or warranty of Shareholders set forth in this Agreement is false in any respect or if Shareholders renders any false statement or account;

                  (b) If Shareholders fails to observe or perform any of its covenants, obligations or conditions in this Agreement other than those set forth in Sections 3.4, 3.5, 3.6 and 3.7;

                  (c) If Shareholders fails to observe or perform any of its covenants set forth in Sections 3.4, 3.5, 3.6 and 3.7 of this Agreement; provided, however, if any such event does not involve the payment of any monetary sum, does not place any rights or property of Lender in immediate jeopardy, and is within the reasonable power of Shareholders to promptly cure after receipt of notice thereof, all as determined by Lender in its reasonable discretion, then such event shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lender shall have given Shareholders notice thereof and a period of 15 days shall have elapsed following receipt of such notice, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. Notwithstanding the foregoing, Lender may, if it determines in its sole and absolute discretion that (1) such failure cannot reasonably be cured within such 15-day period, (2) Shareholders are diligently pursuing a cure of such failure, and (3) that such failure does not place the Collateral in immediate jeopardy or otherwise adversely affect the Collateral or Lender's lien on such Collateral, grant Shareholders up to an additional 15 days following the initial 15-day period to cure such failure. If Shareholders fail to correct or cure such failure within such additional 15-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required;

                  (d) If any Shareholder or Borrower becomes insolvent within the meaning of the Code, files or notifies Lender that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an "Action"), becomes the subject of either an involuntary Action or petition under the Code, or is generally not paying its debts as the same become due; and

                  (e) If there is an "Event of Default" under the Loan Agreement or the Documents.

         Section 5.2. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, Lender shall have the following rights and remedies:

                  (a) In addition to all other rights and remedies granted to Lender in this Agreement, the Documents and the Loan Agreement, Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Arizona and all rights and remedies otherwise available at law or in equity. Without limiting the generality of the foregoing, Lender may:

                           (i) Sell or otherwise  dispose of the Collateral,  or
                  any part thereof, in one or more portions at public or private sale or sales, at the offices of Lender or elsewhere, for cash, on credit or for future delivery; or

                           (ii) Bid and become a  purchaser  at any sale free of
                  any right or equity of redemption in Shareholders, which right or equity is hereby expressly waived and released by Shareholders.

                  Lender  shall give not less than ten (10) days' prior  written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Shareholders shall be liable for all reasonable attorneys' fees and other expenses incurred by Lender in connection with the enforcement of Lender's rights under this Agreement and the Documents. Shareholders waives all rights of marshaling in respect of the Collateral. Any public sale shall be held at such time or times, within ordinary business hours and at such place or places, as Lender may fix in the notice of sale. Lender may sell the Collateral in one lot, as an entirety, or in separate portions as Lender may determine in its absolute discretion. Lender shall not be obligated to make any sale pursuant to any such notice. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the sales price is paid by the purchaser thereof, but Lender shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Shareholders and Lender hereby agree that each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. On any sale of the Collateral, Lender is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Lender's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                  (b) Lender shall have the right to declare any and all payments due under the Documents immediately due and payable and the right to recover all fees and expenses in connection with the collection or enforcement of the Obligations.

                  (c)  Lender   shall  have  the  right  to  sue  for   specific
         performance of any Obligations or to recover damages for breach thereof.

                  (d) Lender may cause any or all of the Collateral held by it to be transferred into the name of Lender or the name or names of Lender's nominee or nominees.

                  (e) Lender shall be entitled to receive all cash dividends payable in respect of the Collateral.

                  (f) Lender shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral, and Shareholders shall deliver to Lender upon request, irrevocable proxies with respect to the Collateral in form satisfactory to Lender.

         Shareholders agree that, in connection with the exercise of the foregoing rights and remedies, Lender may be unable to effect a public sale of all or any part of the Collateral by reason of certain prohibitions contained in applicable federal and state securities laws, including, without limitation, applicable "Blue Sky" laws, as now or hereafter in effect. As a result, Lender may be required to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Shareholders recognize that such private sales may be made at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and that Lender has no obligation to delay the sale of the Collateral for the period of time necessary to permit the issuer of the Collateral, even if such issuer would agree, to register the Collateral for public sale under such applicable securities laws. Shareholders and Lender hereby agree that any private sale or sales made under such circumstances shall be deemed to have been made in a commercially reasonable manner. Shareholders further agrees to use their reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Agreement valid and binding and in compliance with any and all other requirements of applicable law.

         Section 5.3. POWER OF ATTORNEY. Shareholders hereby constitute and appoint Lender as Shareholders' true, lawful and irrevocable attorney-in-fact (which appointment shall be deemed coupled with an interest), with full authority in the place and stead of Shareholders and in the name of Shareholders, or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in Lender's discretion, to take any action and execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to demand, receive, and enforce payments and to give receipts, releases and satisfactions and to sue for moneys payable to Shareholders with respect to any of the Collateral.

         Section 5.4. SELECTION OF SECURITY. Lender may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the Obligations, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and absolute discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

         Section 5.5. WAIVER OF APPRAISEMENT LAWS. To the fullest extent Shareholders may do so by applicable law, Shareholders agree that Shareholders will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption. Shareholders, for Shareholders', successors, receivers, trustees and assigns, and for any and all other persons ever claiming any interest in the Collateral, to the fullest extent permitted by law, hereby waives and releases all rights of redemption arising with respect to the sale of the Collateral, valuation, appraisement, stay of execution, and all rights to a marshaling of the assets of Shareholders, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

         Section 5.6. APPLICATION OF PROCEEDS. Lender shall apply any proceeds received by it from the exercise of remedies under Section 5.2 as follows:

                  (a) First,  to the  payment of all costs and  expenses  of any
         sale  or  collection   hereunder  and  all  proceedings  in  connection
         therewith, including reasonable attorneys' fees;

                  (b) Second, to the reimbursement of Lender of any reasonable disbursements made by Lender in accordance with the terms hereof or which Lender deems expedient to pay with respect to the Collateral;

                  (c) Third, to the payment of the Obligations due Lender in such order as Lender shall elect in its sole and absolute discretion; and

                  (d) The remainder of such proceeds, if any, to Shareholders.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 6.2. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Shareholders and Lender and their respective successors and assigns, except that Shareholders may not assign any of their rights or obligations under this Agreement except as contemplated by Section 6.12.

         Section 6.3. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the Documents, together with any other certificates, instruments or agreements to be delivered in connection therewith, represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no oral agreements between the parties. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 6.4. COPIES OF RECORDS. Lender may call at Shareholders' place or places of business at reasonable times and upon reasonable notice, and, without unreasonable hindrance or delay, inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any transaction between or among Lender and Shareholders, and Shareholders shall assist Lender in such actions.

         Section 6.5. SUBROGATION. To the extent that proceeds of the Obligations are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Lender at Shareholders' request, and Lender shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

         Section 6.6. NOTICES. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Agreement (collectively called "Notices") shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

         If to Shareholders:        11802 S.E. Stark Street
                                    Portland, OR 97292
                                    Attention: Bruce Davis
                                    Telephone:     (503) 252-1485
                                    Telecopy:      (503) 252-6706

         And to:                    363 High Street
                                    Eugene, OR 97401
                                    Attention: Mike Chamberlin
                                    Telephone:     (541) 465-3966
                                    Telecopy:        (541) 465-3967

         If to Lender:              GE Capital Franchise Finance Corporation
                                    17207 North Perimeter Drive
                                    Scottsdale, AZ  85255
                                    Attention: Collateral Management
                                    Telephone:       (480) 585-4500
                                    Telecopy:        (480) 585-2225

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. Whenever in this Agreement the giving of Notice is required, the giving thereof may be waived in writing at any time by the person or persons entitled to receive such Notice.

         Section 6.7. APPLICABLE LAW. Shareholders acknowledges that this Agreement was substantially negotiated in the State of Arizona, the Agreement was executed and delivered by Shareholders in the State of Arizona, all payments under the Documents will be delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. Shareholders consent to service with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Shareholders waive and agree not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona, without giving effect to its conflict of laws principles. Nothing in this Section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state in which Shareholders maintains their residences or chief executive offices, as applicable, to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under this Agreement or the Documents.

         Section 6.8. HEADINGS. The headings appearing in this Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Agreement.

         Section 6.9. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provision had never been contained herein.

         Section 6.10. CONSTRUCTION. Shareholders and Lender acknowledge and warrant to one another that each has been represented by independent counsel and has executed this Agreement after being fully advised by said counsel as to its effect and significance. This Agreement shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

         Section 6.11. OBLIGATIONS ABSOLUTE. The obligations of Shareholders under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension or renewal of this Agreement, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement or any of the Documents, or any exercise or failure to exercise any right, remedy, power or privilege in respect of this Agreement or any of the Documents.

         Section 6.12. ASSIGNMENT. Lender may assign, in whole or in part, its rights under this Agreement at any time, including, without limitation, to an affiliate of Lender for the purpose of exercising Lender's rights and remedies under this Agreement. Upon any unconditional assignment of Lender's entire right and interest hereunder, Lender shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Lender contained herein. Shareholders may not assign any of their rights under this Agreement without the prior written consent of Lender, which consent may be withheld in the sole and absolute discretion of Lender.

         Section 6.13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same instrument.

         Section 6.14. TIME OF THE ESSENCE. Time is of the essence in the performance of each and every obligation under this Agreement.

         Section 6.15. WAIVER OF JURY TRIAL AND PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES. SHAREHOLDERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, SHAREHOLDERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER OR ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY SHAREHOLDERS AND LENDER OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         IN WITNESS WHEREOF, Shareholders and Lender have duly executed and delivered this Agreement as of the date first above written.


                     Shareholders:

                     ______________________________________________________
                     BRUCE N. DAVIS


                     ______________________________________________________
                     WILLIAM W. SERVICE


                     ______________________________________________________
                     GREG W. WENDT


                     ______________________________________________________
                     THOMAS C. CONNOR


                     ______________________________________________________
                     STEPHANIE M. CONNOR


                     ______________________________________________________
                     DONALD W. WOOLLEY


                     ______________________________________________________
                     DOLLY W. WOOLLEY


                     ______________________________________________________
                     DOUGLAS A. LEE


                     ______________________________________________________
                     DEBRA A. WOOLLEY-LEE


                     ______________________________________________________
                     DONNA P. WOOLLEY


                     ______________________________________________________
                     DAVID D. CONNOR


                     ______________________________________________________
                     DAVID C. MANN

                     ______________________________________________________
                     CORYDON H. JENSEN


                     ______________________________________________________
                     DENNIS W. WALDRON


                     ______________________________________________________
                     GERALD A. SCOTT


                     ______________________________________________________
                     KAREN BROOKS


                     ______________________________________________________
                     LINDA ELLIS-BOLTON


                     ______________________________________________________
                     SHEILA SCHWARTZ


                     ______________________________________________________
                     RICHARD P. BUCKLEY


                     ______________________________________________________
                     GARY N. WEEKS


                     ______________________________________________________
                     RICHARD WILLIAMS


                     Lender:

                     GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation

                     By ______________________________________________________

                     Printed Name ____________________________________________

                     Its _____________________________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Bruce N. Davis.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by William W. Service.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Greg W. Wendt.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Thomas C. Connor.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Stephanie M. Connor.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Donald W. Woolley.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Dolly W. Woolley.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Douglas A. Lee.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Debra A. Woolley-Lee.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Donna P. Woolley.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by David D. Connor.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by David C. Mann.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Corydon H. Jensen.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by. Dennis M. Waldron.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Gerald A. Scott.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Karen Brooks.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Linda Ellis-Bolton.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Sheila Schwartz.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Richard P. Buckley.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Gary N. Weeks.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Richard Williams.

                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________



STATE OF ARIZONA                            )
                                            ) SS.
COUNTY OF MARICOPA                          )


         The foregoing instrument was acknowledged before me on _____________, 2005 by ________________________, ____________________ of GE Capital Franchise
Finance Corporation, a Delaware corporation, by the corporation.


                                           _____________________________________
                                           Notary Public
My Commission Expires:

___________________________________

                                   SCHEDULE I


                                  COMMON STOCK


-------------------- ------------------ ------------------ -------------------------------------
 CERTIFICATE NUMBER   NUMBER OF SHARES   REGISTERED OWNER   ADDRESS OF OWNER ON STOCK REGISTRAR
-------------------- ------------------ ------------------ -------------------------------------

-------------------- ------------------ ------------------ -------------------------------------

         The  foregoing  stock   certificates   shall  be  delivered  to  Lender
concurrently with the execution and delivery of this Agreement.

                                    EXHIBIT H


                                 SPECIFIC NAMES

                                    EXHIBIT I


                              IP SECURITY AGREEMENT

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement") is made and entered into as of March ____, 2005 (the "Effective Date") by [DISCUSS HOLDER OF INTELLECTUAL PROPERTY RIGHTS--REVISE AS APPLICABLE TO PICK UP ALL ENTITIES HOLDING INTELLECTUAL PROPERTY], an Oregon corporation ("Obligor"), whose principal place of business is [ ], in favor of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("Lender"), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255.

                             PRELIMINARY STATEMENT:

         Lender and ERI Acquisition Corp., an Oregon corporation, are parties to a Loan Agreement dated as of even date herewith (the "Loan Agreement"). The capitalized terms used in this Agreement, if not elsewhere defined herein, are defined as indicated in the Loan Agreement.

         One of the conditions to Lender entering into the Loan Agreement is that Obligor enter into this Agreement to grant a lien on the Intellectual Property (as defined below).


                                   AGREEMENT:

         In consideration of the mutual covenants and promises hereinafter set forth, Lender and Obligor agree as follows:

         1. SECURITY INTEREST CREATED; OBLIGATIONS SECURED. (a) To secure the payment of the Obligations (as defined below), Obligor hereby grants to Lender a security interest in the Intellectual Property, and all income therefrom and all proceeds thereof (collectively, the "Collateral"). As used herein, the term "Intellectual Property" shall mean, with respect to Obligor and/or Obligor's Business, (i) all patents and patent applications in the United States and all equivalents of the foregoing in any other jurisdiction and all reissues, divisions, continuations and extensions of the foregoing, including, without limitation, any patent and patent applications listed on Exhibit A attached hereto; (ii) all registered and unregistered trademarks, trade names, service marks, trade dress, logos, slogans and corporate names (including, but not limited to, the names set forth on Exhibit H to the Loan Agreement), together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith, including, without limitation, any registrations and applications listed on Exhibit A attached hereto; (iii) all works of authorship, including, but not limited to, all copyrightable works and all copyrights (including, but not limited to, distinctive menus and manuals) and all applications, registrations and renewals in connection therewith in the United States and all equivalents of the foregoing in any other jurisdiction, including, without limitation, any copyrights listed on Exhibit A attached hereto, and all moral rights; (iv) all trade secrets and other confidential information (including, but not limited to, recipes, cuisine, culinary style, inventions, ideas, assets under research and development, know-how, methods, techniques, diagnostic tools, technology, specifications, customer and supplier lists, pricing and cost information, and business, technical and marketing plans and proposals); (v) all domain names, web addresses and websites; (vi) all computer software, in source code and object code form, and all related data and documentation; (vii) all other intellectual property and proprietary rights, whether or not subject to statutory registration; and (viii) all copies and tangible embodiments of all of the foregoing (i) through (vii) in any form or medium.

         (b) This Agreement secures the following indebtedness and obligations (the "Obligations"):

                  (i) Payment of indebtedness evidenced by the Notes together with all extensions, renewals, amendments and modifications of any thereof (collectively, the "Notes"); and

                  (ii) Payment of all other indebtedness and other sums, with interest thereon, which may be owed under, and performance of all other obligations and covenants contained in, any other Loan

         Document or Other Agreement, together with any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby or thereby.

         (c) Obligor authorizes Lender to file such documents with the United States Patent and Trademark Office as may be necessary or appropriate to give notice of this Agreement and perfect the security interest created hereunder (including, without limitation, filing a copy of this Agreement). Obligor also authorizes Lender to file financing statements with respect to the security interest of Lender, continuation statements with respect thereto, and any amendments to such financing statements which may be necessitated by reason of any of the changes described in Section 6.C of the Loan Agreement. Obligor agrees that, notwithstanding any provision in the UCC (as hereinafter defined) to the contrary, Obligor shall not file a termination statement of any financing statement filed by Lender in connection with any security interest granted under this Agreement if Lender reasonably objects to the filing of such termination statement.

         (d) Lender shall at all times have a perfected security interest in the Collateral that shall be prior to any other interests therein. Obligor shall do all acts and things, shall execute and file all instruments (including security agreements, UCC financing statements, continuation statements, etc.) requested by Lender to establish, maintain and continue the perfected security interest of Lender in the Collateral, and shall promptly on demand pay all costs and expenses of (1) filing and recording, including the costs of any searches deemed necessary by Lender from time to time to establish and determine the validity and the continuing priority of the security interest of Lender, and (2) all other claims and charges that in the reasonable opinion of Lender might prejudice, imperil or otherwise affect the Collateral or security interest therein of Lender. Obligor agrees that a carbon, photographic or other reproduction of a security agreement or financing statement shall be sufficient as a financing statement. Lender is hereby irrevocably appointed Obligor's attorney-in-fact to take any of the foregoing actions requested of Obligor by Lender if Obligor should fail to take such actions, which appointment shall be deemed coupled with an interest.

         (e) Obligor shall promptly pay all taxes and other governmental charges levied or assessed upon or against the Collateral or upon or against the creation, perfection or continuance of the security interest created under this Agreement.

         2. EVENTS OF DEFAULT. Each of the following shall be deemed an event of default by Obligor (each, an "Event of Default"):

         (i) If Obligor fails to observe or perform any of the covenants, conditions, or obligations of this Agreement, provided, however, if any such failure does not involve the payment of any principal, interest or other monetary sum due under the Notes, is not willful or intentional, does not place any rights or interest in collateral of Lender in immediate jeopardy, and is within the reasonable power of Obligor to promptly cure after receipt of notice thereof, all as determined by Lender in its reasonable discretion, then such failure shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lender shall have given Obligor notice thereof and a period of 30 days shall have elapsed, during which period Obligor may correct or cure such failure, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. If such failure cannot reasonably be cured within such 30-day period, as determined by Lender in its reasonable discretion, and Obligor is diligently pursuing a cure of such failure, then Obligor shall have a reasonable period to cure such failure beyond such 30-day period, which shall in no event exceed 90 days after receiving notice of the failure from Lender. If Obligor shall fail to correct or cure such failure within such 90-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required.

         (ii) If there is an "Event of Default" or a breach or default, after the passage of all applicable notice and cure or grace periods, under any of the Loan Documents.

         3. REMEDIES FOR DEFAULT. (a) Upon the occurrence and during the continuance of an Event of Default, Lender shall have all rights and remedies of a secured party in, to and against the Collateral granted by the Uniform Commercial Code in the State of Arizona (the "UCC") and otherwise available at law or in equity, including, without limitation: (1) the right to declare any or all payments due under the Notes and the other Loan Documents immediately due and payable without any presentment, demand, protest or notice of any kind, except as otherwise expressly provided herein, and Obligor hereby waives notice of intent to accelerate the Obligations and notice of acceleration; (2) the right to recover all fees and expenses (including reasonable attorney fees) in connection with the collection or enforcement of the Obligations, which fees and expenses shall constitute additional Obligations of Obligor hereunder; (3) the right to act as, and Obligor hereby constitutes and appoints Lender, Obligor's true, lawful and irrevocable attorney-in-fact (which appointment shall be deemed coupled with an interest) to demand, receive and enforce payments and to give receipts, releases, satisfaction for and to sue for moneys payable to Obligor under or with respect to any of the Collateral, and actions taken pursuant to this appointment may be taken either in the name of Obligor or in the name of Lender with the same force and effect as if this appointment had not been made;
(4) the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose, with or without judicial process and notice to the Obligor, enter (if this can be done without breach of the peace) upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom (provided that if the Collateral is affixed to real estate, such removal shall be subject to the conditions stated in the UCC);
(5) the right to hold, maintain, preserve and prepare the Collateral for sale, until disposed of; (6) the right to render the Collateral unusable and dispose of the Collateral; (7) the right to require Obligor to assemble and package the Collateral and make it available to Lender for its possession at a place to be designated by Lender which is reasonably convenient to Lender; (8) the right to sell, lease, hold or otherwise dispose of all or any part of the Collateral; and
(9) the right to sue for specific performance of any Obligations or to recover damages for breach thereof.

         (b) Lender shall be entitled to receive on demand, as additional Obligations hereunder, interest accruing at the Default Rate on all amounts not paid when due under the Notes or this Agreement until the date of actual payment. Lender shall have no duty to mitigate any loss to Obligor occasioned by enforcement of any remedy hereunder and shall have no duty of any kind to any subordinated creditor of Obligor. Neither the acceptance of this Agreement nor its enforcement shall prejudice or in any manner affect Lender's right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce this Agreement and any other security now or hereafter held by Lender in such order and manner as it may in its absolute discretion determine. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Lender, or to which Lender may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lender.

         (c) Should Lender exercise the rights and remedies specified in subsection (a) above, any proceeds received thereby shall be first applied to pay the costs and expenses, including reasonable attorneys' fees, incurred by Lender as a result of the Event of Default. The remainder of any proceeds, net of Lender's costs and expenses, shall be applied to the satisfaction of the Obligations and any excess paid over to Obligor.

         (d) Until an Event of Default shall occur, Obligor may retain possession of the Collateral and may use it in any lawful manner not inconsistent with this Agreement, with the provisions of any policies of insurance thereon or the other Loan Documents.

         4. APPLICABLE LAW. Obligor acknowledges that this Agreement was substantially negotiated in the State of Arizona, the Agreement was delivered in the State of Arizona, all payments under the Notes will be delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. Obligor consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Obligor waives and agrees not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona, without giving effect to its principles of conflicts of law. To the extent that a court of competent jurisdiction finds Arizona law inapplicable with respect to any provisions hereof, then, as to those provisions only, the laws of the state where the Collateral is located shall be deemed to apply. Nothing in this Section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state in which the Collateral is located to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under this Agreement, the other Loan Documents.

         5. ASSIGNMENT. Lender may assign in whole or in part its rights under this Agreement. Upon any unconditional assignment of Lender's entire right and interest hereunder, Lender shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Lender contained herein.

         6. INDEMNITY. Obligor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless each of the Indemnified Parties for, from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature (including, without limitation, attorneys' fees, court costs and other costs of defense) (collectively, "Losses") (excluding Losses suffered by an Indemnified Party directly arising out of such Indemnified Party's gross negligence or willful misconduct or any breach of the Loan Documents by such Indemnified Party; provided, however, that the term "gross negligence" shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of Obligor's interest in the Collateral or Obligor's failure to act in respect of matters which are or were the obligation of Obligor under the Loan Documents), engineers' fees, governmental inspection fees, and costs of investigation imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any administrative processes or proceedings or judicial proceedings  in any way connected with any matter  addressed in this  Agreement;
(b) any past, present or threatened injury to, or destruction of, the Collateral, including but not limited to costs to investigate and assess such injury or destruction; or (c) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement.

         7. WAIVER. No Event of Default hereunder by Obligor shall be deemed to have been waived by Lender except by a writing to that effect signed by Lender and no waiver of any Event of Default shall operate as a waiver of any other Event of Default on a future occasion. No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement signed by Obligor and Lender.

         8. SEVERABILITY. In case any one or more of the provisions contained herein or in the Notes shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provision had never been contained herein or therein.

         9. NOTICES. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Agreement shall be in writing and given in accordance with the notice provisions in the Loan Agreement.

         10. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each thereof shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

         11. HEADINGS. The headings appearing in this Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Agreement.

         12. CHARACTERIZATION; INTERPRETATION. It is the intent of the parties hereto that the business relationship created by the Notes, this Agreement, the other Loan Documents is solely that of creditor and debtor and has been entered into by both parties in reliance upon the economic and legal bargains contained in the Loan Documents. None of the agreements contained in the Loan Documents is intended, nor shall the same be deemed or construed, to create a partnership between Lender and Obligor, to make them joint venturers, to make Obligor an agent, legal representative, partner, subsidiary or employee of Lender, nor to make Lender in any way responsible for the debts, obligations or losses of Obligor.

         Lender and Obligor acknowledge and warrant to each other that each has been represented by independent counsel and has executed this Agreement after being fully advised by said counsel as to its effect and significance. This Agreement shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

         13. TIME OF THE ESSENCE. Time is of the essence in the performance of each and every obligation under this Agreement.

         14. WAIVER OF JURY TRIAL AND PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES. LENDER, BY ACCEPTING THIS AGREEMENT, AND OBLIGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION,
PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF LENDER AND OBLIGOR, OBLIGOR'S USE OF THE COLLATERAL, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, OBLIGOR AND LENDER, BY ACCEPTING THIS AGREEMENT, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR
EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER OR ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY OBLIGOR AND LENDER OF ANY RIGHT IT MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         IN WITNESS WHEREOF, Obligor has executed this Agreement effective as of the day and year first above written.


                       OBLIGOR:

                                                         , an Oregon corporation


                       By ______________________________________________________

                       Printed Name ____________________________________________

                       Its _____________________________________________________


                       Organization Identification Number:

                       _______________________________________

                       Principal Place of Business:





STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )


         The   foregoing    instrument   was    acknowledged    before   me   on
____________________,       2005      by      _________________________________,
_______________________________ of , an Oregon corporation, on behalf of the corporation.


                                                ________________________________
                                                Notary Public

My Commission Expires:

____________________________________

                     EXHIBIT A TO THE IP SECURITY AGREEMENT

                       PATENTS, TRADEMARKS AND COPYRIGHTS

                                    EXHIBIT J


                                   LEASE TERMS

                                    EXHIBIT K


                              TO SECURITY AGREEMENT

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of March _____, 2005 by ELMER'S RESTAURANTS, INC. an Oregon corporation, successor by merger to ERI Acquisition Corp. ("Borrower"), ELMER'S PANCAKES & STEAKHOUSE, INC., an Oregon corporation, GRASS VALLEY LTD., INC., an Oregon corporation, and CBW FOOD COMPANY, LLC, an Oregon limited liability company (collectively, the "Elmer's Entities"), in favor of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("Lender").

                             PRELIMINARY STATEMENTS:

         Lender and ERI Acquisition Corp., an Oregon corporation ("ERI"), entered into that certain Loan Agreement dated as of March ______, 2005 (the "Loan Agreement") pursuant to which Lender agreed to make a loan to ERI and Borrower in the aggregate amount of $6,500,000.000 (the "Loan"). Capitalized terms not defined herein shall have the meanings set forth in the Loan
Agreement. Borrower is the successor by merger to ERI. Lender and the Elmer's Entities are entering into this Agreement pursuant to the Loan Agreement.

                                   AGREEMENT:

         In consideration of the mutual covenants and promises hereinafter set forth, Lender and the Elmer's Entities agree as follows:

         1. SECURITY INTEREST CREATED; OBLIGATIONS SECURED. (a) To secure the payment of the Obligations (as defined below), each of the Elmer's Entities hereby grants to Lender a security interest in all of its right, title and interest in the following personal property, whether now owned or hereafter acquired (collectively, the "Collateral"):

                  (i) all furniture, equipment, trade fixtures, seating, decor, appliances and other tangible personal property now or hereafter owned by any of the Elmer's Entities wherever located (the "Equipment"), including, without limitation, at the restaurant properties described by address on Exhibit A attached hereto (the "Premises");

                  (ii) all accounts receivables now or hereafter payable to any of the Elmer's Entities, except the Royalties;

                  (iii) all licenses, certificates, authorizations or permits issued by applicable Governmental Authorities to any of the Elmer's Entities for the sale of alcoholic beverages for on-site consumption, including, without limitation, the licenses, certificates, authorizations or permits described on the attached Exhibit B;

                  (iv) (1) the documents and agreements listed on Exhibit C attached hereto, together with all amendments, modifications and supplements thereto, (2) any franchise or royalty agreements entered into by the Elmer's Entities with respect to the development or franchising of the Permitted Concept franchises, together with all amendments, modifications and supplements thereto, and (3) any area development, area franchise, area subcontract, master license or similar provisions or arrangements with respect to the development or franchising of the Permitted Concept franchises within any area or the delegation of duties by the Elmer's Entities with respect to their obligations as a franchisor or otherwise and any franchise agreements containing any provisions described in this clause (3), together with all amendments, modifications and supplements thereto (items (1) through (3) being collectively referred to herein as the "Franchise and Royalty Agreements");

                  (v) the promissory notes described on the attached Exhibit D payable by the applicable franchisees under the Franchise and Royalties Agreements to the applicable Elmer's Entities; and

                  (vii) all income therefrom and all proceeds thereof.

         (b) This Agreement secures the following indebtedness and obligations (the "Obligations"):

                  (i) Payment of indebtedness evidenced by the Notes; and

                  (ii) Payment of all other indebtedness and other sums, with interest thereon, which may be owed under, and performance of all other obligations and covenants contained in, any other Loan Document or any Other Agreement, together with any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby or thereby.

         Notwithstanding the foregoing or any other provisions of this Agreement to the contrary:

                  (v) in the event that the Loan becomes the subject of a Securitization, this Agreement shall only secure indebtedness and obligations relating to the Loan and any other loans between any of the Elmer's Entities on the one hand and any of the Lender Entities on the other hand which are part of the same Securitized Loan Pool as the Loan;

                  (w) in the event that any loans between any of the Elmer's Entities on the one hand and any of the Lender Entities on the other hand (other than the Loan) become the subject of a Securitization, this Agreement shall not secure any indebtedness and obligations relating to such loans unless the Loan is part of the same Securitized Loan Pool as such loans;

                  (x) if Borrower exercises its right to acquire new restaurant properties pursuant to and in accordance with the terms and conditions of Section 5.B(ii) of the Loan Agreement and grants third-party purchase money security interests in connection with such acquisitions, Lender will waive its security interest in such new restaurant property; and

                  (y) if Borrower exercises its right to terminate or surrender a Lease or consummate the sale of a "Premises" as contemplated by and in accordance with the terms and conditions of Section 5.B(ii) of the Loan Agreement, upon receipt by Lender in immediately available funds of the sums payable to Lender as a result of such termination, surrender or sale, as applicable, Lender will release its security interest in the Collateral located at such terminated, surrendered or sold property.

         2. EVENTS OF DEFAULT. Each of the following shall be deemed an event of default by the Elmer's Entities (each, an "Event of Default"):

                  (a) If any representation or warranty of any of the Elmer's Entities set forth in any of the Loan Documents is false in any material respect, or if any of the Elmer's Entities renders any statement or account which is false in any material respect.

                  (b) If any principal, interest or other monetary sum due under any of the Notes or any other Loan Document is not paid within five days after the date when due; provided, however, notwithstanding the occurrence of such an Event of Default, Lender shall not be entitled to exercise its rights and remedies set forth below unless and until Lender shall have given Borrower notice thereof and a period of five days from the delivery of such notice shall have elapsed without such Event of Default being cured.

                  (c) If the Elmer's Entities fail to observe or perform any of the other covenants, conditions, or obligations of this Agreement; provided, however, if any such failure does not involve the payment of any monetary sum, is not willful or intentional, does not place any rights or property of Lender in immediate jeopardy, and is within the reasonable power of the Elmer's Entities to promptly cure after receipt of notice thereof, all as determined by Lender in its reasonable discretion, then such failure shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lender shall have given the Elmer's Entities notice thereof and a period of 30 days shall have elapsed, during which period the Elmer's Entities may correct or cure such failure, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. If such failure cannot reasonably be cured within such 30-day period, as determined by Lender in its reasonable discretion, and the Elmer's Entities are diligently pursuing a cure of such failure, then the Elmer's Entities shall have a reasonable period to cure such failure beyond such 30-day period, which shall not exceed 90 days after receiving notice of the failure from Lender. If the Elmer's Entities shall fail to correct or cure such failure within such 90-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required.

                  (d) If any Elmer's Entity becomes insolvent within the meaning of the Code, files or notifies Lender that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an "Action"), becomes the subject of either a petition under the Code or an Action, or is not generally paying its debts as the same become due.

                  (e) If there is an "Event of Default" or a breach or default, after the passage of all applicable notice and cure or grace periods, under any other Loan Document or any of the Other Agreements.

         3. REMEDIES FOR DEFAULT. Upon the occurrence of an Event of Default, Lender shall have all rights and remedies of a secured party in, to and against the Collateral granted by the Uniform Commercial Code in the State of Arizona (the "Uniform Commercial Code") and otherwise available at law or in equity, including, without limitation:

                  (a) the right to declare any or all payments due under the Notes, the other Loan Documents, the Other Agreements and all other documents evidencing the Obligations immediately due and payable and the right to recover all fees and expenses (including reasonable attorney fees) in connection with the collection or enforcement thereof, which fees and expenses shall constitute additional Obligations of the Elmer's Entities hereunder;

                  (b) the right to act as, and each of the Elmer's Entities hereby constitutes and appoints Lender, their true, lawful and irrevocable attorney-in-fact (which appointment shall be deemed coupled with an interest) to demand, receive and enforce payments and to give receipts, releases, satisfaction for and to sue for moneys payable to the Elmer's Entities under or with respect to any of the Collateral under this Agreement, and actions taken pursuant to this appointment may be taken either in the name of Borrower or in the name of Lender with the same force and effect as if this appointment had not been made;

                  (c) the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose, with or without judicial process and notice to the Elmer's Entities, enter (if this can be done without breach of the peace) upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom (provided that if the Collateral is affixed to real estate, such removal shall be subject to the conditions stated in the Uniform Commercial Code);

                  (d) the right to hold, maintain, preserve and prepare the Collateral for sale, until disposed of;

                  (e) the right to render the Collateral unusable and dispose of the Collateral;

                  (f) the right to require the Elmer's Entities to assemble and package the Collateral and make it available to Lender for its possession at a place to be designated by Lender which is reasonably convenient to the Lender;

                  (g) the right to sell, lease, hold or otherwise dispose of all or any part of the Collateral; and

                  (h)  the  right  to  sue  for  specific   performance  of  any
         obligation under the Loan Documents or to recover damages for breach thereof.

         The remedies of Lender hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the Uniform Commercial Code or other applicable law shall not be construed as a waiver of any of the other remedies of Lender so long as any part of the Obligations secured hereby remains unsatisfied. Lender shall be entitled to receive on demand, as additional Obligations hereunder, interest accruing at the lower of 14% per annum or the highest rate permitted by applicable law on all amounts not paid when due under the Note or this Agreement until the date of actual payment. Lender shall have no duty to mitigate any loss to the Elmer's Entities occasioned by enforcement of any remedy hereunder and shall have no duty of any kind to any subordinated creditor of the Elmer's Entities.

         4. APPLICATION OF PROCEEDS. Should Lender exercise the rights and remedies specified in Section 3 hereof, any proceeds received thereby shall be first applied to pay the costs and expenses, including reasonable attorneys' fees, incurred by Lender as a result of the Event of Default. The remainder of any proceeds, net of Lender's costs and expenses, shall be applied to the satisfaction of the Obligations and any excess paid over to the Elmer's Entities.

         5. USE. The Elmer's Entities agree that the Equipment will be used at the Premises solely in the conduct of the Elmer's Entities' business as a Permitted Concept and will at all times remain in the possession and control of the Elmer's Entities at the Premises and will not be removed without Lender's prior written consent. The Elmer's Entities promise that the Equipment at all times will be used and operated under and in compliance with all Applicable Regulations, except for such noncompliance which will not have, and will not reasonably be expected to have, a Material Adverse Effect. The Elmer's Entities will not permit any Collateral to be subject to any lien, charge or encumbrance except that of Lender and will keep the Collateral free and clear of any and all liens, charges, encumbrances, and adverse claims. The Elmer's Entities will not sell, lease, rent, or otherwise dispose of any item of Collateral without the prior written consent of Lender.

         6. MAINTENANCE AND IMPROVEMENT. The Elmer's Entities shall at all times, at their own expense, keep the Equipment in good and efficient working order, condition and repair and well maintained, ordinary wear and tear excepted, and shall make all inspections and repairs required by law, regulation or insurance policy. The Elmer's Entities shall also make any alterations, improvements or additions to the Equipment that are required by law or regulation. Any alterations, improvements, or additions to the Equipment shall be made at the expense of the Elmer's Entities, shall constitute accessions to the Equipment and shall be subject to Lender's security interest.

         7. LOSS AND DAMAGE. The Elmer's Entities shall bear the risk of damage, loss, theft, or destruction, partial or complete, of the Equipment from whatsoever source arising, whether or not such loss or damage is covered by insurance. The Elmer's Entities shall promptly notify Lender in writing in the event of any damage, loss, theft, or destruction, partial or complete, of any item of Equipment. While no Event of Default shall have occurred and be continuing, Lender agrees to apply insurance proceeds payable to Lender by reason of any such damage, loss, theft, or destruction, at the option of Lender, to (a) repair or restore the Equipment to good condition and working order, (b) replace the Equipment with similar equipment in good repair, condition and working order, or (c) pay Lender, in cash, an amount equal to the unamortized cost for that item and all other amounts then due and owing under this Agreement, and upon payment of that amount, this Agreement shall terminate with respect to that item only, and Lender will release its interest in that item; provided, however, such release shall not limit or effect in any manner the amounts otherwise payable by the Elmer's Entities to Lender under the Loan Documents. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to apply the insurance proceeds from any damage, loss, theft or destruction to any item of Equipment toward the Obligations in such order, priority and proportions as Lender shall determine or pay such proceeds in whole or in part to the Elmer's Entities to be applied toward repair, restoration or replacement of the Equipment as contemplated by the preceding subitems (a) and (b) of this Section 7.

         8. INSURANCE. The Elmer's Entities shall procure and continuously maintain and pay for (a) all risk physical damage insurance covering loss or damage to the Equipment for not less than the full replacement value thereof naming Lender as additional insured and loss payee, (b) bodily injury and property damage combined single limit liability insurance in an amount not less than Two Million Dollars ($2,000,000) for each location at which any of the Equipment is located, and (c) such other insurance as may from time to time be reasonably required by Lender in order to protect its interests with respect to the Equipment, with such insurance companies and pursuant to such contracts or policies and with such deductibles as are satisfactory to Lender. All contracts and policies shall include provisions for the protection of Lender notwithstanding any act or neglect of or breach or default by the Elmer's Entities, shall provide for payment of insurance proceeds to Lender, shall provide that they may not be modified, terminated or canceled unless Lender is given at least thirty (30) days' advance written notice thereof, and shall provide that the coverage is "primary coverage" for the protection of the Elmer's Entities or Lender notwithstanding any other coverage carried by Lender or the Elmer's Entities protecting against similar risks. The Elmer's Entities shall promptly notify any appropriate insurer and Lender of each and every occurrence that may become the basis of a claim or cause of action against the insured and provide Lender with all data pertinent to such occurrence. The Elmer's Entities shall furnish Lender with certificates of such insurance or copies of policies upon request and shall furnish Lender with renewal certificates not less than thirty (30) days prior to the renewal date. Proceeds of all insurance are payable first to Lender to the extent of its interest.

         9. TAXES. The Elmer's Entities agree to pay all taxes, assessments and other governmental charges of whatsoever kind and character by whom payable on or relating to any item of Equipment or the sale, ownership, use, shipment, transportation, delivery or operation thereof or payable in respect to any obligation of the Elmer's Entities. Upon receipt of a request therefore from Lender, the Elmer's Entities will submit written evidence of payment of the obligations described in this section.

         10. APPLICABLE LAW. The Elmer's Entities acknowledge that this Agreement was substantially negotiated in the State of Arizona, the executed Agreement was delivered in the State of Arizona, all payments under the Notes will be delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. The Elmer's Entities consent that they may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, the Elmer's Entities waive and agree not to assert in any such action, suit or proceeding that they are not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona, without giving effect to its principles of conflicts of law. To the extent that a court of competent jurisdiction finds Arizona law inapplicable with respect to any provisions hereof, then, as to those provisions only, the laws of the state where the Collateral is located shall be deemed to apply. Nothing in this Section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state in which the Collateral is located to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under this Agreement or the other Loan Documents.

         11. ASSIGNMENT. Lender may assign in whole or in part its rights under this Agreement, including, without limitation, in connection with any Transfer, Participation and/or Securitization. Upon any unconditional assignment of Lender's entire right and interest hereunder, Lender shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Lender contained herein.

         12. POSSESSION. Until a Event of Default shall occur, the Elmer's Entities may retain possession of the Collateral and may use it in any lawful manner not inconsistent with this Agreement, with the provisions of any policies of insurance thereon or the other Loan Documents.

         13. WAIVER. No Event of Default hereunder by the Elmer's Entities shall be deemed to have been waived by Lender except by a writing to that effect signed by Lender and no waiver of any Event of Default shall operate as a waiver of any other Event of Default on a future occasion. No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement signed by the Elmer's Entities and Lender.

         14. SEVERABILITY. In case any one or more of the provisions contained herein or in the Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provision had never been contained herein or therein.

         15. NOTICES. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Agreement (collectively called "Notices") shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered,
(b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

         If to Borrower:            11802 S.E. Stark
                                    Portland, OR 97292
                                    Attention: Dennis Miller
                                    Telephone:     (503) 252-1485
                                    Telecopy:      (503) 252-6706

         And to:                    363 High Street
                                    Eugene, OR 97401
                                    Attention: Mike Chamberlin
                                    Telephone:     (541) 465-3966
                                    Telecopy:      (541) 465-3967


         If to Lender:              GE Capital Franchise Finance Corporation
                                    17207 North Perimeter Drive
                                    Scottsdale, AZ  85255
                                    Attention:     Collateral Management
                                    Telephone:     (480) 585-4500
                                    Telecopy:      (480) 585-2225

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. Whenever in this Agreement the giving of Notice is required, the giving thereof may be waived in writing at any time by the person or persons entitled to receive such Notice.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each thereof shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

         17. HEADINGS. The headings appearing in this Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Agreement.

         18. CHARACTERIZATION; INTERPRETATION. It is the intent of the parties hereto that the business relationship created by the Notes, this Agreement and the other Loan Documents is solely that of creditor and debtor and has been entered into by both parties in reliance upon the economic and legal bargains contained in the Loan Documents. None of the agreements contained in the Loan Documents is intended, nor shall the same be deemed or construed, to create a partnership between Lender and any of the Elmer's Entities, to make them joint venturers, to make any of the Elmer's Entities an agent, legal representative, partner, subsidiary or employee of Lender, nor to make Lender in any way responsible for the debts, obligations or losses of the Elmer's Entities.

         Lender and the Elmer's Entities acknowledge and warrant to each other that each has been represented by independent counsel and has executed this Agreement after being fully advised by said counsel as to its effect and significance. This Agreement shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

         19. TIME OF THE ESSENCE. Time is of the essence in the performance of each and every obligation under this Agreement.

         20. WAIVER OF JURY TRIAL AND PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES. THE ELMER'S ENTITIES AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT ANY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, THE ELMER'S ENTITIES AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHERS AND ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST THE OTHERS OR ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY THE ELMER'S ENTITIES AND LENDER OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         IN WITNESS WHEREOF, the Elmer's Entities have executed this Agreement effective as of the day and year first above written.


                      BORROWER:

                      ELMER'S   RESTAURANTS,   INC.,  an  Oregon   corporation,
                      successor by merger to ERI Acquisition Corp.

                      By ______________________________________________________

                      Printed Name ____________________________________________

                      Its _____________________________________________________


                      ELMER'S   PANCAKES   &   STEAKHOUSE,   INC.,   an  Oregon
                      corporation

                      By ______________________________________________________

                      Printed Name ____________________________________________

                      Its _____________________________________________________


                      GRASS VALLEY LTD., INC., an Oregon corporation

                      By ______________________________________________________

                      Printed Name ____________________________________________

                      Its _____________________________________________________


                      CBW FOOD COMPANY, LLC, an Oregon limited liability company

                      By ______________________________________________________

                      Printed Name ____________________________________________

                      Its _____________________________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )


         The foregoing instrument was acknowledged before me on ____________, 2005 by _______________________, _____________________ of Elmer's Restaurants,
Inc., an Oregon corporation, on behalf of the corporation.


                                              __________________________________
                                              Notary Public

My Commission Expires:

_______________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )


         The foregoing instrument was acknowledged before me on ____________, 2005 by _______________________, _____________________ of Elmer's Pancakes &
Steakhouse, [ ], an Oregon corporation, on behalf of the corporation.


                                              __________________________________
                                              Notary Public

My Commission Expires:

_______________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )


         The foregoing instrument was acknowledged before me on ____________, 2005 by _______________________, _____________________ of Grass Valley LTD.,
Inc., an Oregon corporation, on behalf of the corporation.


                                              __________________________________
                                              Notary Public

My Commission Expires:

_______________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )


         The foregoing instrument was acknowledged before me on ____________, 2005 by _______________________, _____________________ of CBW Food Company, LLC,
an Oregon limited liability company, on behalf of the limited liability company.


                                              __________________________________
                                              Notary Public

My Commission Expires:

_______________________________________

                         EXHIBIT A TO SECURITY AGREEMENT

                                    PREMISES

                          EXHIBIT B TO SECURITY AGREEMENT

                                 LIQUOR LICENSES

                         EXHIBIT C TO SECURITY AGREEMENT

                       FRANCHISE AND ROYALTIES AGREEMENTS

                         EXHIBIT D TO SECURITY AGREEMENT

                                 FRANCHISE NOTES

                                    EXHIBIT L


                          VARIABLE RATE PROMISSORY NOTE

                                 PROMISSORY NOTE


                                                   Dated as of March _____, 2005
$[3,000,000.00]                                              Scottsdale, Arizona


         ERI ACQUISITION CORP., an Oregon corporation ("Borrower"), for value received, hereby promises to pay to GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("Lender"), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255, or order, on or before April 1, 2015 (the "Maturity Date") the principal sum of $[3,000,000.00], as herein provided. Initially capitalized terms which are not otherwise defined in this Note shall have the meanings set forth in that certain Loan Agreement dated as of the date of this Note between Borrower and Lender, as such agreement may be amended, restated and/or supplemented from time to time (the "Loan Agreement"). In addition, the following terms shall have the following meanings for all purposes of this Note:

         "Adjustable Rate" means an annual interest rate equal to the sum of the Adjustable Rate Basis plus 3.55.

         "Adjustable Rate Basis" means, for any Interest Period, the annual interest rate (rounded upwards, if necessary, to the nearest 1/100th of one percent) equal to the three month London Interbank Offered Rate ("LIBOR") on the Adjustable Rate Reset Date as published in The Wall Street Journal. If for any reason such rate is no longer published in The Wall Street Journal, Lender shall select such replacement index as Lender in its sole discretion determines most closely approximates such rate.

         "Adjustable Rate Reset Date" means the last Business Day of each calendar quarter, prior to the next Interest Period.

         "First Payment Date" means May 1, 2005.

         "Interest Period" means (i) initially, the period beginning on the date of this Note and ending on the last day of the calendar quarter in which such date occurs, and (ii) thereafter, the period beginning on the first day of the calendar quarter and ending on the last day of such calendar quarter.

         "Payment Period" means (i) initially, the twelve month period beginning on the First Payment Date and ending on the day immediately prior to the first Payment Reset Date, and (ii) thereafter, the twelve month period beginning on each Payment Reset Date and ending on the day immediately prior to the next Payment Reset Date.

         "Payment Reset Calculation" means the level monthly payment calculated by the full amortization of the outstanding principal amount of this Note on the Payment Reset Date at the Adjustable Rate (with the definition of "Adjustable Rate Reset Date" defined to mean the last Business Day of the calendar quarter prior to the next Payment Reset Date, unless such quarter ends less than one month prior to the next Payment Reset Date, in which case such date shall be the last Business Day of the preceding calendar quarter over the remaining originally scheduled term of this Note.

         "Payment Reset Date" means each anniversary of the First Payment Date.

         Borrower shall pay interest on the outstanding principal amount of this Note at the Adjustable Rate, determined monthly as described above, on the basis of a 360-day year consisting of twelve 30-day months, provided, that, interest on the principal amount of this Note for the period commencing with the date such principal amount is advanced by Lender through the last day in the month in which this Note is dated shall be due and payable upon delivery of this Note. Commencing on the First Payment Date, Borrower shall pay consecutive monthly installments on the first day of each calendar month during the term of this Note prior to the Maturity Date in lawful money of the United States. The monthly installments shall be level during a Payment Period. The initial level monthly payments for the first Payment Period shall be equal to $____________ until the first Payment Reset Date, at which time, and on each succeeding Payment Reset Date thereafter, the level monthly payment to be paid by

Borrower shall be adjusted for the next succeeding Payment Period based on the Payment Reset Calculation. All outstanding principal and unpaid accrued interest shall be paid on the Maturity Date.

         Upon execution of this Note, Borrower shall authorize Lender to establish arrangements whereby all payments of principal and interest hereunder are transferred by Automated Clearing House Debit initiated by Lender directly from an account at a U.S. bank in the name of Borrower to such account as Lender may designate or as Lender may otherwise designate. Each payment of principal and interest hereunder shall be applied first toward any past due payments under this Note (including payment of all Costs (as herein defined)), then to accrued interest at the Adjustable Rate, and the balance, after the payment of such accrued interest, if any, shall be applied to the unpaid principal balance of this Note; provided, however, each payment hereunder after an Event of Default has occurred shall be applied as Lender in its sole discretion may determine. After application of any monthly payment in the above manner, in the event that the outstanding principal amount of this Note exceeds 110% of the original principal balance of this Note, Borrower shall prepay, without premium or penalty, on the first day of the next succeeding calendar month after each such occurrence, a principal amount equal to the difference between the outstanding principal balance of this Note and the original principal balance of this Note (the "Negative Amortization Amount"). Lender shall notify Borrower in writing on or before the twenty-fifth day of each calendar month during the term of this Note of Lender's determination of the Negative Amortization Amount, if any, payable on the first day of the next succeeding calendar month. Lender shall also notify Borrower in writing on or before the twenty-fifth day of the calendar month prior to the next Payment Reset Date during the term of this Note of Lender's determination of the level monthly payment to be paid by Borrower based on the Payment Reset Calculation for the next Payment Period.

         Borrower may prepay this Note in full, but not in part (except as otherwise set forth in Section 5.B of the Loan Agreement), including all accrued but unpaid interest hereunder and all sums advanced by Lender pursuant to the Loan Documents and any Other Agreements, provided that (i) no Event of Default has occurred under any of the Loan Documents or any Other Agreements, and (ii) any such prepayment shall only be made on a regularly scheduled payment date upon not less than 30 days prior written notice from Borrower to Lender.

         Provided no Event of Default shall have occurred and be continuing, Borrower shall have an option (the "Conversion Option"), exercisable only once between the seventh (7th) and twenty-fourth (24th) month following Closing, to convert the interest rate accruing under this Note (the "Conversion") from the Adjustable Rate to a fixed rate of interest (the "Base Interest Rate"). Borrower shall exercise the Conversion Option by providing Lender written notice of Borrower's election (the "Conversion Notice"). The Conversion shall be deemed effective on the first day of the second calendar month following delivery of the Conversion Notice to Lender (the "Conversion Date"), and this Note shall be deemed modified as of the Conversion Date to reflect the Conversion. Lender shall notify Borrower ten (10) days following delivery of Conversion Notice of the Base Interest Rate, which Base Interest Rate shall be equal to the then current weekly average yield of five-year U.S. Dollar Swaps (as published in Federal Reserve Statistical Release H.15[519]) rate (the "Base Rate") plus 3.24%. From and after the Conversion Date, fixed equal monthly payments, based on the amortization of the outstanding principal amount of this Note as of the Conversion Date (including any accrued interest at the Adjustable Rate) over the period from and after the Conversion Date until the Maturity Date at the Base Interest Rate shall be due and payable commencing on the first day of the calendar month following the month in which the Conversion Date occurs and continuing on the first day of each month thereafter until the Maturity Date, at which time the outstanding principal balance of this Note and unpaid interest accrued at the Base Interest Rate shall be due and payable. Lender shall provide Borrower with an amortization schedule setting forth the principal and interest payments due under this Note from and after the Conversion Date, and such amortization schedule shall be prima facie evidence of such principal and interest payments.

         Borrower may prepay this Note in full, but not in part (except as otherwise set forth below), including all accrued but unpaid interest hereunder and all sums advanced by Lender pursuant to the Loan Documents and any Other Agreements, provided that (i) no Event of Default has occurred under any of the Loan Documents or any Other Agreements, (ii) any such prepayment shall only be made on a regularly scheduled payment date upon not less than 30 days prior written notice from Borrower to Lender, and (iii) except as otherwise set forth below, from and after the Conversion Date, any such prepayment shall be made together with payment of an amount equal to the sum of:

                  (a) prior to the fourth anniversary of the Final Disbursement Date, a prepayment fee equal to 1% of the amount prepaid; and

                  (b) a prepayment premium equal to the positive  difference (if any) between (i) the present value of the stream of monthly principal and interest payments due under this Note from the date of such prepayment through the scheduled Maturity Date (the "Remaining Scheduled Term"), calculated using the interpolated yield, at the time of such prepayment, of the two U.S. Dollar Interest Rate Swaps (as published in Federal Reserve Statistical Release H.15[519]) whose terms most closely match the Remaining Scheduled Term, and (ii) the present value of the stream of monthly principal and interest payments due under this Note from the date of such prepayment through the scheduled Maturity Date, calculated using the interpolated yield of the two U.S. Dollar Interest Rate Swaps whose terms most closely match the originally scheduled term of this Note.

         The foregoing prepayment fee and prepayment premium, as applicable, shall be due and payable regardless of whether such prepayment is the result of a voluntary prepayment by Debtor or as a result of Lender declaring the unpaid principal balance of this Note, accrued interest and all other sums due under this Note, the other Loan Documents and any Other Agreements, due and payable as contemplated below. In addition to the foregoing prepayment right, Borrower may prepay up to 20% of the original loan balance every 12-month period on the anniversary of the Closing Date with no prepayment premium or fees, regardless of whether this Note bears interest at a variable or fixed rate at the time of such prepayment, subject to the following conditions:

                  (i) no Event of Default has occurred under any of the Loan Documents or any Other Agreements,

                  (ii) any such prepayment shall only be made on a regularly scheduled payment date upon not less than 30 days prior written notice from Borrower to Lender,

                  (iii) a maximum of three such partial prepayments can be made during the term of this Note, although the 20% prepayment limitation shall not be cumulative (i.e. the maximum partial prepayment amount is 20% per year); and

                  (iv) Borrower shall pay Lender a $250 processing fee at the time of each such partial prepayment.

In addition, but subject to the satisfaction of the preceding subitems (i), (ii) and (iv), at any time while the variable rate of interest is in effect under this Note, Borrower shall have the right to prepay up to $1,500,000.00 of the principal balance of this Note with no prepayment premium or fees.

         This Note is secured by the Loan Agreement and the other Loan Documents. Upon the occurrence of an Event of Default, Lender may declare the entire unpaid principal balance of this Note, accrued interest, if any, and all other sums due under this Note and any Loan Documents or Other Agreements due and payable at once without notice to Borrower. All past-due principal and/or interest shall bear interest from the due date to the date of actual payment at the lesser of (i) the highest rate for which the undersigned may legally contract, or (ii) the greater of 14% and the rate which is 6% per annum above the Adjustable Rate (the "Default Rate"), and such Default Rate shall continue to apply following a judgment in favor of Lender under this Note. If Borrower fails to make any payment or installment due under this Note within five days of its due date, Borrower shall pay to Lender, in addition to any other sum due Lender under this Note or any other Loan Document, a late charge equal to 5% of such past-due payment or installment (the "Late Charge"), which Late Charge is a reasonable estimate of the loss that may be sustained by Lender due to the failure of Borrower to make timely payments. All payments of principal and interest due hereunder shall be made (i) without deduction of any present and future taxes, levies, imposts, deductions, charges or withholdings, which amounts shall be paid by Borrower, and (ii) without any other right of abatement, reduction, setoff, defense, counterclaim, interruption, deferment or recoupment for any reason whatsoever. Borrower will pay the amounts necessary such that the gross amount of the principal and interest received by Lender is not less than that required by this Note.

         No delay or omission on the part of Lender in exercising any remedy, right or option under this Note shall operate as a waiver of such remedy, right or option. In any event, a waiver on any one occasion shall not be construed as a waiver or bar to any such remedy, right or option on a future occasion. Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of protest, and protest, notice of intent to accelerate, notice of acceleration and all other notices or demands in connection with delivery, acceptance, performance, default or endorsement of this Note. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Note shall be given in accordance with the notice provisions in the Loan Agreement. Should any indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection after default, Borrower shall pay, in addition to the principal and interest due and payable hereon, all costs of collecting or attempting to collect this Note (the "Costs"), including reasonable attorneys' fees and expenses of Lender (including those fees and expenses incurred in connection with any appeal) and court costs whether or not a judicial action is commenced by Lender. This Note may not be amended or modified except by a written agreement duly executed by the party against whom enforcement of this Note is sought. In the event that any one or more of the provisions contained in this Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, and this Note shall be construed as if such provision had never been contained herein or therein. Time is of the essence in the performance of each and every obligation under this Note.

         Notwithstanding anything to the contrary contained in any of the Loan Documents, the obligations of Borrower to Lender under this Note and any other Loan Documents are subject to the limitation that payments of interest and late charges to Lender shall not be required to the extent that receipt of any such payment by Lender would be contrary to provisions of applicable law limiting the maximum rate of interest that may be charged or collected by Lender. The portion of any such payment received by Lender that is in excess of the maximum interest permitted by such provisions of law shall be credited to the principal balance of this Note or if such excess portion exceeds the outstanding principal balance of this Note, then such excess portion shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and/or spread throughout the full term of this Note (including, without limitation, the period of any renewal or extension thereof) so that interest for such full term shall not exceed the maximum amount permitted by applicable law.

         This obligation shall bind Borrower and its successors and assigns, and the benefits hereof shall inure to Lender and its successors and assigns.

         IN WITNESS WHEREOF, Borrower has executed and delivered this Note effective as of the date first set forth above.


                                 BORROWER:

                                 ERI ACQUISITION CORP., an Oregon corporation


                                 By ____________________________________________

                                 Printed Name __________________________________

                                 Its ___________________________________________

                                    EXHIBIT M


                        SUBSEQUENT STOCK PLEDGE AGREEMENT

                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made as of _______, 2005 by and between the BRUCE N. DAVIS, WILLIAM W. SERVICE, GREG W. WENDT, THOMAS C. CONNOR, STEPHANIE M. CONNOR, DONALD W. WOOLLEY, DOLLY W. WOOLLEY, DOUGLAS A. LEE, DEBRA A. WOOLLEY-LEE, DONNA P. WOOLLEY, DAVID D. CONNOR, DAVID
C. MANN, CORYDON H. JENSEN, DENNIS M. WALDRON, GERALD A. SCOTT, KAREN BROOKS, LINDA ELLIS-BOLTON, SHEILA SCHWARTZ, RICHARD P. BUCKLEY, GARY N. WEEKS AND RICHARD WILLIAMS (collectively, "Shareholders"), and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("Lender").

                             PRELIMINARY STATEMENT:


         Lender and Elmer's Restaurants, Inc., an Oregon corporation, successor by merger to ERI Acquisition Corp., an Oregon corporation ("Borrower"), are parties to that certain Loan Agreement dated as of March ___, 2005 (the "Loan Agreement") pursuant to which Lender agreed to make a loan to Borrower in the aggregate amount of $6,500,000.000 (the "Loan"). Capitalized terms not defined herein shall have the meanings set forth in the Loan Agreement. Shareholders are the holders of one hundred percent (100%) of the issued and outstanding common stock of Borrower (the "Subject Common Stock"). Shareholders are entitled to exercise all of the voting rights of the Subject Common Stock and receive all of the distributions and dividends payable by Borrower on account of the Subject Common Stock.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                          SECURITY INTEREST AND PLEDGE

         Section 1.1. SECURITY INTEREST AND PLEDGE. Subject to the terms of this Agreement, Shareholders hereby pledge and grant to Lender a first priority lien upon and security interest in the following property now owned or hereafter acquired, created or arising (collectively, the "Collateral"):

                  (a) The issued and outstanding shares the Subject Common Stock which are represented by the stock certificates described on the attached Schedule I; and

                  (b) all products and proceeds of the Subject Common Stock, including, without limitation, all revenues, distributions, dividends, stock dividends, securities, and other property, rights and interests that Shareholders are entitled to receive at any time on account of the same.

         Section 1.2. OBLIGATIONS. The Collateral shall secure the following indebtedness and obligations of Shareholders and Borrower, as applicable (collectively, the "Obligations"):

                  (a) Payment of indebtedness evidenced by the Notes together with all extensions, renewals, amendments and modifications thereof; and

                  (b) Payment of all other indebtedness and other sums, with interest thereon, which may be owed under, and performance of all other obligations and covenants contained in the other Loan Documents, together with any other instrument given to evidence or further secure the payment and performance of any obligation secured hereby or thereby (all of the documents, instruments and other agreements described in this Section 1.2 are referred to collectively as, the "Documents").

                                   ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

     Shareholders represent and warrant to Lender as of the date of this Agreement and the Closing Date that:

         Section 2.1. TITLE. Shareholders own, and with respect to Collateral acquired by Shareholders after the date hereof, will own, legally and beneficially, the Collateral, free and clear of any lien, security interest, pledge, hypothecation, claim or other encumbrance, or any right or option on the part of any third person to purchase or otherwise acquire or obtain any lien or security interest in the Collateral or any part thereof, except for the lien and security interest granted hereunder in favor of Lender. The Collateral is genuine, free from any restriction on transfer, duly and validly authorized and issued and fully paid and non-assessable.

         Section 2.2. AUTHORITY AND ENFORCEABILITY. Shareholders have the authority to execute, deliver and perform this Agreement. This Agreement is the legal, valid and binding obligation of Shareholders, enforceable against them in accordance with its terms, and the execution, delivery and performance of this Agreement by Shareholders does not and will not conflict with, result in a breach of, or constitute a default under, the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement or any judgment, decree, order, law, statute, or other governmental rule or regulation applicable to Shareholders, the Collateral or any other property of Shareholders.

         Section 2.3. FIRST PRIORITY SECURITY INTEREST. Upon the execution of this Agreement by the parties hereto and the delivery to Lender of the stock certificate(s) referred to in Section 1.1(a) and further described in Schedule I hereof (together with irrevocable stock powers executed by Shareholders in blank with respect to such stock certificate(s)), Lender shall have a valid first priority lien upon and security interest in the Collateral.

         Section 2.4. COLLATERAL GENUINE. The Collateral is genuine, free from any restriction on transfer other than those imposed under applicable federal and state securities laws, duly and validly authorized and issued, fully paid and non-assessable, and is hereby duly and validly pledged and hypothecated to Lender in accordance with law. The stock certificate(s) referred to in Section 1.1(a) and further described in Schedule I hereof represent 100% of the issued and outstanding shares the common stock of Borrower and there are no other classes of stock in Borrower; provided, however, stock options to acquire shares of capital stock in Borrower have been issued to one or more of Shareholders and certain employees of Borrower (the "Continuing Options"); provided, however, as a condition precedent to the exercise by such Shareholders and/or employees of such Continuing Options, such Shareholders or employees shall, and such Shareholders hereby do, pledge to Lender all shares of common stock in Borrower acquired pursuant to the exercise of all or any of the Continuing Options. Such Shareholders agree that upon the exercise of such Continuing Options, the Collateral shall be deemed modified to include the shares of capital stock acquired pursuant to such exercise and such shares shall be included within the definition of Subject Common Stock and subject to the terms and conditions of this Agreement.

         Section 2.5. NO ACTIONS. No action has been brought or, to the actual knowledge of Shareholders, is threatened which would in any way prohibit or restrict the execution and delivery of this Agreement by Shareholders or the performance in all respects of Shareholders hereunder.

         Section 2.6. GOVERNING DOCUMENTS. Shareholders have delivered to Lender true, correct and complete copies of Borrower's articles of incorporation and bylaws as presently in effect (collectively, the "Governing Documents"). The Governing Documents are in full force and effect as of the date hereof.

         Section 2.7. REASONABLY EQUIVALENT VALUE; SOLVENCY. (a) Shareholders are entitled to exercise all of the voting rights of the Subject Common Stock referred to in Section 1.1(a) hereof, and to receive all of the distributions and dividends payable by Borrower to the holder of the Subject Common Stock;

         (b) Shareholders have received reasonably equivalent value in exchange for their execution and delivery of this Agreement;

         (c) Shareholders are not insolvent and will not be rendered insolvent by the execution, delivery and performance of this Agreement;

         (d) Shareholders have sufficient capital to engage in all present and planned businesses and transactions; and

         (e) Shareholders have not incurred, and does not intend to incur, debts that would be beyond their ability to pay such debts as they mature.

                                   ARTICLE III

               AFFIRMATIVE AND NEGATIVE COVENANTS OF SHAREHOLDERS

         Shareholders covenant and agree with Lender for so long as the Obligations are outstanding that:

         Section 3.1. ENCUMBRANCES. Shareholders shall not create, permit or suffer to exist, and shall defend the Collateral against, any lien, security interest or other encumbrance on the Collateral, except the pledge and security interest in favor of Lender set forth in this Agreement, and shall defend Shareholders' rights in the Collateral and Lender's security interest in the Collateral against the claims of all other persons and entities.

         Section 3.2. SALE OF COLLATERAL. Shareholders shall not sell, assign, transfer or otherwise dispose of the Collateral or permit the foregoing to occur without the prior written consent of Lender.

         Section 3.3. DISTRIBUTIONS. If Shareholders shall become entitled to receive or shall receive any stock certificate representing any shares of the
Subject Common Stock (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any recapitalization, reclassification, increase, or reduction of capital or issued in connection with any reorganization or any stock split), or any option or right in the Subject Common Stock, whether as an addition to, in substitution of, or in exchange for any Collateral, Shareholders agree to accept the same as Lender's agent and to hold the same in trust for Lender, and to deliver the same forthwith to Lender in the exact form received, with the appropriate endorsement of Shareholders or with undated irrevocable stock powers duly executed in blank, to be held by Lender as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon liquidation or dissolution shall be paid over to Lender to be held by Lender as Collateral subject to the terms hereof; and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of capital stock or pursuant to any reorganization, the property so distributed shall be delivered to Lender to be held by Lender, as Collateral, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Shareholders shall, until paid or delivered to Lender, be held by Shareholders in trust as additional security for the obligations of Borrower and Shareholders under the Documents.

         Section 3.4. FURTHER ASSURANCES. From time to time, upon a reasonable request by Lender, Shareholders shall execute and deliver such other and further instruments, documents or assurances, to (a) more effectively subject the Collateral to the performance of the terms and provisions of this Agreement and the other Documents, (b) give Lender possession of the Collateral, or (c) effectuate any sale of any Collateral as herein provided.

         Section 3.5. PAYMENT OF ASSESSMENTS. Shareholders will cause to be paid before delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against Lender for or on account of the interest created by this Agreement and the Documents, and, upon Lender's request, will furnish Lender with receipts showing payment of such taxes and assessments at least ten (10) calendar days before the applicable delinquency date therefor.

         Section 3.6. DEFENDING THE COLLATERAL. Upon obtaining any knowledge that the validity of this Agreement, the Documents or any rights, titles, security interests or other interests created or evidenced hereby and thereby shall be attacked, endangered or questioned, or if any legal proceedings are instituted with respect thereto, Shareholders shall give prompt written notice thereof to Lender and at Shareholders' own cost and expense, shall diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings. Lender (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as it determines in its reasonable judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all reasonable expenses so incurred of every kind and character shall constitute sums advanced pursuant to this Agreement. Shareholders will not do or suffer to be done any act whereby the value of any part of the Collateral may be decreased.

         Section 3.7. COSTS AND EXPENSES. If Shareholders should fail to comply with any of Shareholders' agreements, covenants or obligations under this Agreement, within the applicable periods set forth in this Agreement, then Lender (in Shareholders' name or in Lender's own name) may perform them or cause them to be performed for Shareholders' account and at Shareholders' expense, but shall have no obligation to perform any of them or cause them to be performed. Any and all expenses incurred or paid by Lender pursuant to this Section 3.7 shall become the additional obligations of Shareholders to Lender, due and payable on demand, and each shall bear interest from the date Lender incurs or pays such expenses to the date of actual payment by Shareholders or Borrower at the lesser of the highest rate not prohibited by applicable law or the rate of 14% per annum. Upon making any such payment or incurring any such expense, Lender shall be fully and automatically subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts owing by Shareholders to Lender pursuant to this or any other provision of this Agreement shall automatically and without notice be secured by this Agreement. Shareholders and Lender each agree and consent that the amount and nature of any such expense and the time when it was paid shall be conclusively established by the affidavit of Lender or any of Lender's officers or agents. The exercise of the privileges granted to Lender in this Section is cumulative of all other rights given by this Agreement, and of all rights given Lender by law.

         Section 3.8. NO ADDITIONAL STOCK. Without the prior written consent of Lender, the Shareholders shall not permit Borrower to issue any additional shares of stock in Borrower (other than the shares of common stock referred to in Section 1.1(a) and further described in Schedule I hereof), including, without limitation, any shares of preferred stock or any shares of stock representing a stock dividend or stock split.

         Section 3.9. NO INTERFERENCE. Shareholders shall cause Borrower to recognize Lender's lien upon and security interest in the Collateral and shall not permit Borrower to take any actions that would interfere with such lien and security interest, Lender's rights under this Agreement or Shareholders' obligations under this Agreement.

         Section 3.10. BORROWER. Shareholders shall not permit Borrower to amend or otherwise alter or rescind the Governing Documents without Lender's prior written consent. The Governing Documents shall remain in full force and effect.

                                   ARTICLE IV

                        RIGHTS OF LENDER AND SHAREHOLDERS

         Section 4.1. VOTING RIGHTS. So long as no Event of Default (as defined in Section 5.1 hereof) shall have occurred, Shareholders shall be entitled to exercise any and all voting rights relating or pertaining to the Collateral or any part thereof.

         Section 4.2. DIVIDEND. Unless an Event of Default shall have occurred and be continuing, Shareholders shall be entitled to receive all cash dividends paid in respect of the Collateral; provided, that, the amount of any dividend declared or paid prior to an Event of Default shall be reasonable and in no event shall it exceed (a) the amount of the federal and state income tax incurred by the Shareholders (not to exceed the maximum combined rate under applicable federal and Oregon tax laws) attributable to their ownership of Borrower and (b) Borrower's net income for the Dividend Period plus the cumulative amount of net income for any prior Dividend Period to the extent not previously paid as a dividend. As used herein, the term "Dividend Period" shall mean the period of time commencing on the date of declaration of the dividend immediately preceding the dividend at issue and ending on the day immediately preceding the date of declaration of the dividend at issue.

         Section 4.3. LENDER'S DUTY OF CARE. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Lender hereunder, Lender shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto. Lender shall not be responsible in any way for any depreciation in the value of the Collateral. Lender shall have no duty or responsibility to take any steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Lender, their successors and assigns, being to receive collections, remittances and payments on such Collateral as and when made and received by Lender and, at Lender's option, to apply the amount or amounts so received, after deduction of any collection costs incurred, as payment upon any of the Obligations or to hold the same for the account and order of Shareholders.

         Section 4.4. RELEASE OF COLLATERAL. (a) Notwithstanding the foregoing, Lender shall be obligated to return the Collateral to Shareholders (including the execution of any required written assignment of the same) within ten (10) days after Shareholders' request if the Obligations have been satisfied in full.

         (b) Lender agrees to release in the aggregate up to 15% of the Subject Common Stock from the lien created by this Agreement upon the request of Shareholders in connection with the sale of such Subject Common Stock to a third-party acquirer provided that (i) no Event of Default shall have occurred and be continuing, (ii) such acquirer agrees, in writing, to certain restrictions placed on such Subject Common Stock, including, without limitation, an agreement by such acquirer and its successors and permitted assigns in form and substance reasonably satisfactory to Lender that such acquirer will vote such Subject Common Stock with the majority interest holder (including Lender in the event Lender becomes the owner of such Subject Common Stock by foreclosure or otherwise):

                  (1) in connection with any decision to commence bankruptcy or other similar proceedings;

                  (2) in any plan proposed by any party in any bankruptcy proceeding; or

                  (3) in connection with the sale of the assets of Borrower;

(iii) the provisions of this subsection (b) shall be set forth in a restrictive legend placed upon the applicable stock certificates of such Subject Common Stock acquired by such acquirer; and (iv) the transferring Shareholder(s) shall have paid or reimbursed Lender for its reasonable out-of-pocket costs and expenses incurred in connection with the provisions of this subsection (b), including, without limitation, reasonable attorneys' fees and costs.

         Section 4.5. ADDITIONAL RIGHTS OF LENDER. Lender may, from time to time, without notice to Shareholders, do any acts which it deems necessary or desirable to preserve the value or marketability of the Collateral, or any part thereof or interest therein, increase the income therefrom or protect the security hereof including, without limitation, any of the following: (a) retain or obtain a security interest in any property, in addition to the Collateral, to secure any of the Obligations, (b) retain or obtain the primary or secondary liability of any party or parties with respect to any of the Obligations, (c) extend or renew for any period, regardless of whether such extension or renewal period be longer than the original period, or exchange, any of the Obligations or release or compromise any Obligations of any party or parties primarily or secondarily liable thereon, (d) release its security interest in all or any property, in addition to the Collateral, securing any of the Obligations, and permit any substitution or exchange for any such property, (e) delay or omit to exercise any right or power with respect to any Obligations, (f) delay in enforcement of payment of indebtedness relating to the Obligations, (g) resort to the Collateral for payment of any of the Obligations, regardless of whether Lender has resorted to any other property, or has proceeded against any party primarily or secondarily liable on any of the Obligations, and (h) make any amendments to any of the Documents.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

         Section 5.1. EVENTS OF DEFAULT. For purposes of this Agreement, each of the following shall be deemed an "Event of Default":

                  (a) If any representation or warranty of Shareholders set forth in this Agreement is false in any respect or if Shareholders renders any false statement or account;

                  (b) If Shareholders fails to observe or perform any of its covenants, obligations or conditions in this Agreement other than those set forth in Sections 3.4, 3.5, 3.6 and 3.7;

                  (c) If Shareholders fails to observe or perform any of its covenants set forth in Sections 3.4, 3.5, 3.6 and 3.7 of this Agreement; provided, however, if any such event does not involve the payment of any monetary sum, does not place any rights or property of Lender in immediate jeopardy, and is within the reasonable power of Shareholders to promptly cure after receipt of notice thereof, all as determined by Lender in its reasonable discretion, then such event shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lender shall have given Shareholders notice thereof and a period of 15 days shall have elapsed following receipt of such notice, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. Notwithstanding the foregoing, Lender may, if it determines in its sole and absolute discretion that (1) such failure cannot reasonably be cured within such 15-day period, (2) Shareholders are diligently pursuing a cure of such failure, and (3) that such failure does not place the Collateral in immediate jeopardy or otherwise adversely affect the Collateral or Lender's lien on such Collateral, grant Shareholders up to an additional 15 days following the initial 15-day period to cure such failure. If Shareholders fail to correct or cure such failure within such additional 15-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required;

                  (d) If any Shareholder or Borrower becomes insolvent within the meaning of the Code, files or notifies Lender that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an "Action"), becomes the subject of either an involuntary Action or petition under the Code, or is generally not paying its debts as the same become due; and

                  (e) If there is an "Event of Default" under the Loan Agreement or the Documents.

         Section 5.2. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, Lender shall have the following rights and remedies:

                  (a) In addition to all other rights and remedies granted to Lender in this Agreement, the Documents and the Loan Agreement, Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Arizona and all rights and remedies otherwise available at law or in equity. Without limiting the generality of the foregoing, Lender may:

                           (i) Sell or otherwise  dispose of the Collateral,  or
                  any part thereof, in one or more portions at public or private sale or sales, at the offices of Lender or elsewhere, for cash, on credit or for future delivery; or

                           (ii) Bid and become a  purchaser  at any sale free of
                  any right or equity of redemption in Shareholders, which right or equity is hereby expressly waived and released by Shareholders.

                  Lender shall give not less than ten (10) days' prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Shareholders shall be liable for all reasonable attorneys' fees and other expenses incurred by Lender in connection with the enforcement of Lender's rights under this Agreement and the Documents. Shareholders waives all rights of marshaling in respect of the Collateral. Any public sale shall be held at such time or times, within ordinary business hours and at such place or places, as Lender may fix in the notice of sale. Lender may sell the Collateral in one lot, as an entirety, or in separate portions as Lender may determine in its absolute discretion. Lender shall not be obligated to make any sale pursuant to any such notice. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the sales price is paid by the purchaser thereof, but Lender shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Shareholders and Lender hereby agree that each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. On any sale of the Collateral, Lender is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Lender's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                  (b) Lender shall have the right to declare any and all payments due under the Documents immediately due and payable and the right to recover all fees and expenses in connection with the collection or enforcement of the Obligations.

                  (c)  Lender   shall  have  the  right  to  sue  for   specific
         performance of any Obligations or to recover damages for breach thereof.

                  (d) Lender may cause any or all of the Collateral held by it to be transferred into the name of Lender or the name or names of Lender's nominee or nominees.

                  (e) Lender shall be entitled to receive all cash dividends payable in respect of the Collateral.

                  (f) Lender shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral, and Shareholders shall deliver to Lender upon request, irrevocable proxies with respect to the Collateral in form satisfactory to Lender.

         Shareholders agree that, in connection with the exercise of the foregoing rights and remedies, Lender may be unable to effect a public sale of all or any part of the Collateral by reason of certain prohibitions contained in applicable federal and state securities laws, including, without limitation, applicable "Blue Sky" laws, as now or hereafter in effect. As a result, Lender may be required to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Shareholders recognize that such private sales may be made at prices and on other terms less favorable to the seller than if the Collateral were sold at public sales, and that Lender has no obligation to delay the sale of the Collateral for the period of time necessary to permit the issuer of the Collateral, even if such issuer would agree, to register the Collateral for public sale under such applicable securities laws. Shareholders and Lender hereby agree that any private sale or sales made under such circumstances shall be deemed to have been made in a commercially reasonable manner. Shareholders further agree to use their reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Agreement valid and binding and in compliance with any and all other requirements of applicable law.

         Section 5.3. POWER OF ATTORNEY. Shareholders hereby constitute and appoint Lender as Shareholders' true, lawful and irrevocable attorney-in-fact (which appointment shall be deemed coupled with an interest), with full authority in the place and stead of Shareholders and in the name of Shareholders, or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in Lender's discretion, to take any action and execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to demand, receive, and enforce payments and to give receipts, releases and satisfactions and to sue for moneys payable to Shareholders with respect to any of the Collateral.

         Section 5.4. SELECTION OF SECURITY. Lender may resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the Obligations, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and absolute discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

         Section 5.5. WAIVER OF APPRAISEMENT LAWS. To the fullest extent Shareholders may do so by applicable law, Shareholders agree that Shareholders will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption. Shareholders, for Shareholders', successors, receivers, trustees and assigns, and for any and all other persons ever claiming any interest in the Collateral, to the fullest extent permitted by law, hereby waives and releases all rights of redemption arising with respect to the sale of the Collateral, valuation, appraisement, stay of execution, and all rights to a marshaling of the assets of Shareholders, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

         Section 5.6. APPLICATION OF PROCEEDS. Lender shall apply any proceeds received by it from the exercise of remedies under Section 5.2 as follows:

                  (a) First,  to the  payment of all costs and  expenses  of any
         sale  or  collection   hereunder  and  all  proceedings  in  connection
         therewith, including reasonable attorneys' fees;

                  (b) Second, to the reimbursement of Lender of any reasonable disbursements made by Lender in accordance with the terms hereof or which Lender deems expedient to pay with respect to the Collateral;

                  (c) Third, to the payment of the Obligations due Lender in such order as Lender shall elect in its sole and absolute discretion; and

                  (d) The remainder of such proceeds, if any, to Shareholders.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 6.2. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Shareholders and Lender and their respective successors and assigns, except that Shareholders may not assign any of their rights or obligations under this Agreement except as contemplated by Section 6.12.

         Section 6.3. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the Documents, together with any other certificates, instruments or agreements to be delivered in connection therewith, represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no oral agreements between the parties. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 6.4. COPIES OF RECORDS. Lender may call at Shareholders' place or places of business at reasonable times and upon reasonable notice, and, without unreasonable hindrance or delay, inspect, audit, check and make extracts from and copies of the books, records, journals, orders, receipts, correspondence and other data relating to the Collateral or to any transaction between or among Lender and Shareholders, and Shareholders shall assist Lender in such actions.

         Section 6.5. SUBROGATION. To the extent that proceeds of the Obligations are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Lender at Shareholders' request, and Lender shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

         Section 6.6. NOTICES. All notices, demands, designations, certificates, requests, offers, consents, approvals, appointments and other instruments given pursuant to this Agreement (collectively called "Notices") shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next business day, if delivered by express overnight delivery service, or (d) the third business day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

         If to Shareholders:        11802 S.E. Stark Street
                                    Portland, Oregon 97292
                                    Attention: Bruce Davis
                                    Telephone:     (503) 252-1485
                                    Telecopy:      (503) 252-6706

         And to:                    363 High Street
                                    Eugene, OR 97401
                                    Attention: Mike Chamberlin
                                    Telephone:     (541) 465-3966
                                    Telecopy:      (541) 465-3967

         If to Lender:              GE Capital Franchise Finance Corporation
                                    17207 North Perimeter Drive
                                    Scottsdale, AZ  85255
                                    Attention: Collateral Management
                                    Telephone:       (480) 585-4500
                                    Telecopy:        (480) 585-2225

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. Whenever in this Agreement the giving of Notice is required, the giving thereof may be waived in writing at any time by the person or persons entitled to receive such Notice.

         Section 6.7. APPLICABLE LAW. Shareholders acknowledges that this Agreement was substantially negotiated in the State of Arizona, the Agreement was executed and delivered by Shareholders in the State of Arizona, all payments under the Documents will be delivered in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona. Shareholders consent to service with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Shareholders waive and agree not to assert in any such action, suit or proceeding that it is not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the State of Arizona, without giving effect to its conflict of laws principles. Nothing in this Section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state in which Shareholders maintains their residences or chief executive offices, as applicable, to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under this Agreement or the Documents.

         Section 6.8. HEADINGS. The headings appearing in this Agreement have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Agreement.

         Section 6.9. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such provision had never been contained herein.

         Section 6.10. CONSTRUCTION. Shareholders and Lender acknowledge and warrant to one another that each has been represented by independent counsel and has executed this Agreement after being fully advised by said counsel as to its effect and significance. This Agreement shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party.

         Section 6.11. OBLIGATIONS ABSOLUTE. The obligations of Shareholders under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension or renewal of this Agreement, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement or any of the Documents, or any exercise or failure to exercise any right, remedy, power or privilege in respect of this Agreement or any of the Documents.

         Section 6.12. ASSIGNMENT. Lender may assign, in whole or in part, its rights under this Agreement at any time, including, without limitation, to an affiliate of Lender for the purpose of exercising Lender's rights and remedies under this Agreement. Upon any unconditional assignment of Lender's entire right and interest hereunder, Lender shall automatically be relieved, from and after the date of such assignment, of liability for the performance of any obligation of Lender contained herein. Shareholders may not assign any of their rights under this Agreement without the prior written consent of Lender, which consent may be withheld in the sole and absolute discretion of Lender.

         Section 6.13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same instrument.

         Section 6.14. TIME OF THE ESSENCE. Time is of the essence in the performance of each and every obligation under this Agreement.

         Section 6.15. WAIVER OF JURY TRIAL AND PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES. SHAREHOLDERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, SHAREHOLDERS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER OR ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY SHAREHOLDERS AND LENDER OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         IN WITNESS WHEREOF, Shareholders and Lender have duly executed and delivered this Agreement as of the date first above written.


                      Shareholders:

                      __________________________________________________________
                      BRUCE N. DAVIS


                      __________________________________________________________
                      WILLIAM W. SERVICE


                      __________________________________________________________
                      GREG W. WENDT


                      __________________________________________________________
                      THOMAS C. CONNOR


                      __________________________________________________________
                      STEPHANIE M. CONNOR


                      __________________________________________________________
                      DONALD W. WOOLLEY


                      __________________________________________________________
                      DOLLY W. WOOLLEY


                      __________________________________________________________
                      DOUGLAS A. LEE


                      __________________________________________________________
                      DEBRA A. WOOLLEY-LEE


                      __________________________________________________________
                      DONNA P. WOOLLEY


                      __________________________________________________________
                      DAVID D. CONNOR


                      __________________________________________________________
                      DAVID C. MANN

                      __________________________________________________________
                      CORYDON H. JENSEN


                      __________________________________________________________
                      DENNIS W. WALDRON


                      __________________________________________________________
                      GERALD A. SCOTT


                      __________________________________________________________
                      KAREN BROOKS


                      __________________________________________________________
                      LINDA ELLIS-BOLTON


                      __________________________________________________________
                      SHEILA SCHWARTZ


                      __________________________________________________________
                      RICHARD P. BUCKLEY


                      __________________________________________________________
                      GARY N. WEEKS


                      __________________________________________________________
                      RICHARD WILLIAMS


                      Lender:

                      GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation

                      By ______________________________________________________

                      Printed Name ____________________________________________

                      Its _____________________________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Bruce N. Davis.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by William W. Service.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Greg W. Wendt.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Thomas C. CONNOR.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Stephanie M. CONNOR.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Donald W. Woolley.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Dolly W. Woolley.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Douglas A. Lee.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Debra A. Woolley-Lee.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Donna P. Woolley.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by David D. CONNOR.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by David C. Mann.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Corydon H. Jensen.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by. Dennis M. Waldron.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Gerald A. Scott.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Karen Brooks.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Linda Ellis-Bolton.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Sheila Schwartz.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Richard P. Buckley.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Gary N. Weeks.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )


         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Richard Williams.

                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________



STATE OF ARIZONA                            )
                                            ) SS.
COUNTY OF MARICOPA                          )


         The foregoing instrument was acknowledged before me on _____________, 2005 by ________________________, ____________________ of GE Capital Franchise
Finance Corporation, a Delaware corporation, by the corporation.


                                                   _____________________________
                                                   Notary Public
My Commission Expires:

________________________________

                                   SCHEDULE I


                                  COMMON STOCK


-------------------- ------------------ ------------------ -------------------------------------
 CERTIFICATE NUMBER   NUMBER OF SHARES   REGISTERED OWNER   ADDRESS OF OWNER ON STOCK REGISTRAR
-------------------- ------------------ ------------------ -------------------------------------

-------------------- ------------------ ------------------ -------------------------------------

         The  foregoing  stock   certificates   shall  be  delivered  to  Lender
concurrently with the execution and delivery of this Agreement.

                                    EXHIBIT N


                               SUBSEQUENT GUARANTY


                            [Subject to Negotiation]

                                    EXHIBIT O


                                 FRANCHISE NOTES

                                    EXHIBIT P


                                 LIQUOR LICENSES

                                    EXHIBIT Q


                               INDIVIDUAL GUARANTY

                 NONRECOURSE GUARANTY OF PAYMENT AND PERFORMANCE


         THIS NONRECOURSE GUARANTY OF PAYMENT AND PERFORMANCE (this "Guaranty") is made as of March _______, 2005, by the individuals listed on the attached
Schedule I (individually, "Guarantor" and collectively, "Guarantors"), for the benefit of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("Lender").

         1. For valuable consideration, the receipt of which is hereby acknowledged, subject to the limitations of Section 3 below, Guarantors, jointly and severally, unconditionally, absolutely and irrevocably guarantee and promise to pay to Lender, or order, any and all amounts, including, without limitation, principal and interest, taxes, insurance premiums, impounds, reimbursements, late charges, default interest, damages, indemnity obligations and all other amounts, costs, fees, expenses and charges of any kind or type whatsoever, which may or at any time be due to Lender pursuant to the following agreements (collectively, the "Documents"):

         A. Loan Agreement (the "Loan Agreement"), dated as of the date of this Guaranty between Lender and ERI Acquisition Corp., an Oregon corporation ("ERI"), pertaining to a loan in the aggregate amount of $6,500,000.00 made by Lender to ERI (the "Loan"). Elmer's Restaurants, Inc., an Oregon corporation ("Borrower"), will be the successor by merger to ERI upon consummation of the Merger. Initially capitalized terms not otherwise defined in this Guaranty shall have the meanings set forth in the Loan Agreement;

         B. Promissory Note, dated as of the date of the Loan Agreement, executed by Borrower and payable to Lender, in the amount of $3,500,000.00, as such promissory note may be amended and restated as contemplated by the Loan Agreement (the "Fixed Rate Promissory Note"), and Promissory Note to be executed by Borrower and payable to Lender, in the amount of $[ ] (the "Variable Rate Promissory Note") (the "Fixed Rate Promissory Note and the Variable Rate Promissory Note are defined collectively as the "Notes"); and

         C. Any other Loan Document and any other document, agreement, instrument or certificate contemplated by any of the foregoing agreements, or any other documents, agreements, instruments or certificates now or hereafter entered into between Lender and Borrower with respect to the Loan, including, without limitation, any amendment of the foregoing documents, agreements, instruments or certificates now or hereafter entered into between Lender and Borrower.

         2. Subject to the limitations of the following Section 3, each Guarantor also unconditionally guarantees the truthfulness and accuracy of all representations, warranties and certifications of Borrower, the satisfaction of all conditions by Borrower and the full and timely performance of all obligations to be performed by Borrower, under or pursuant to the Documents (the matters which are guaranteed pursuant to Sections 1 and 2 are hereinafter collectively referred to as the "Obligations"). The obligations of each Guarantor under this Guaranty are primary, joint and several and independent of the obligations of any and every other Guarantor or of Borrower, and a separate action or actions may be brought and executed against any one or more of the Guarantors, whether or not such action is brought against Borrower or any other Guarantor and whether or not Borrower or any other Guarantor be joined in such action or actions.

         3. (a) Except as otherwise provided in this Section, Lender shall not enforce the liability and obligation of Guarantors to perform and observe the obligations contained in this Guaranty by any action or proceeding wherein a money judgment shall be sought against Guarantors, except that the provisions of this Section shall not limit Lender's right to exercise any rights and remedies under the Stock Pledge Agreement executed and delivered by Guarantors and the Indemnity, including bringing a foreclosure action under the Stock Pledge
Agreement, seeking specific performance or other appropriate action or proceeding to enable Lender to enforce and realize its rights under the Stock Pledge Agreement with respect to the capital stock pledged to Lender and under the Indemnity and any other collateral given to Lender created by the Documents; provided, however, but without limiting any rights and remedies Lender has under the Indemnity to seek any judgment against Guarantors, (i) that any judgment in any action or proceeding initiated by Lenders pursuant to this Guaranty shall be enforceable against Guarantors only to the extent of Guarantors' interest in the Stock Pledge Agreement and in any other collateral given to Lender; and (ii) Lender, by accepting this Guaranty, agrees that it shall not, except as otherwise provided in this Section, sue for, seek or demand any deficiency judgment against Guarantors in any action or proceeding under or by reason of or under or in connection with this Guaranty or the other Documents.

         (b) The provisions of this Section shall not (i) constitute a waiver, release or impairment of the Obligations; (ii) impair the right of Lender to name Guarantors as a party defendant in any action or suit for foreclosure of the Stock Pledge Agreement and the sale of the capital stock pledged pursuant to such agreement; (iii) affect the validity or enforceability of any indemnity, guaranty, lease or similar instrument made in connection with the Documents; or
(iv) impair the right of Lender to obtain the appointment of a receiver.

         (c) Notwithstanding the provisions of this Section to the contrary, Guarantors shall be personally liable to Lender to perform and observe the obligations contained in this Guaranty and the other Documents in the event of
(i) fraud or intentional misrepresentation by Guarantors in connection with the execution and delivery of this Guaranty and the other Documents; (ii) Guarantors' intentional or willful misapplication or misappropriation of Royalties or other sums payable under the Franchise Agreements; (iii) the intentional or willful misapplication or misappropriation of insurance proceeds or condemnation awards received by Guarantors; (iv) any act of actual waste, willful damage or arson by Guarantors; or (v) the seizure of the Collateral or any portion thereof, by governmental authorities or others pursuant to The Racketeer Influenced and Corrupt Organizations Act and/or any other applicable federal or state forfeiture laws. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Obligations secured by this Guaranty or to require that all Collateral shall continue to secure all of the Obligations owing to Lender in accordance with the Documents.

         4. Subject to the limitations of Section 3 above, this is an absolute and unconditional guaranty of payment and performance and not of collection and each Guarantor unconditionally (a) waives any requirement that Lender first make demand upon, or seek to enforce or exhaust remedies against, Borrower or any other person or entity (including any other Guarantor) or any of the collateral or property of Borrower or such other person or entity before demanding payment from, or seeking to enforce this Guaranty against, such Guarantor; (b) waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under the provisions of Ariz. Rev. Stat. ss.ss. 12-1641 and ss.ss. 12-1642 et seq., 44-141, 44-142 or 47-3605, Arizona Rules of Civil Procedure Rule 17(f), or any other Arizona statutes or rules (including any statutes or rules amending, supplementing or supplanting same) which might operate, contrary to Guarantor's agreements in this Guaranty, to limit Guarantor's liability under, or the enforcement of, this Guaranty; (c) covenants that this Guaranty will not be discharged until all of the Obligations are fully satisfied; and (d) agrees that this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of any of the Documents, or any limitation of the liability of Borrower or Guarantor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever.

         5. Subject to the limitations of Section 3 above, this Guaranty is a continuing guaranty, and the obligations, undertakings and conditions to be performed or observed by each Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of the following with respect to the Documents, all without notice to, or the further consent of, any Guarantor: (a) the waiver by Lender of the observance or performance by Borrower, Guarantors or any one or more of them of any of the obligations, undertakings, conditions or other provisions contained in any of the Documents, except to the extent of such waiver; (b) the extension, in whole or in part, of the time for payment of any amount owing or payable under the Documents; (c) the modification or amendment (whether material or otherwise) of any of the obligations of Borrower under, or any other provisions of, any of the Documents, except to the extent of such modification or amendment; (d) the taking or the omission of any of the actions referred to in any of the Documents (including, without limitation, the giving of any consent referred to therein);
(e) any failure, omission, delay or lack on the part of Lender to enforce, assert or exercise any provision of the Documents, including any right, power or remedy conferred on Lender in any of the Documents or any action on the part of Lender granting indulgence or extension in any form; (f) the assignment to or assumption by any third party of any or all of the rights or obligations of Borrower under all or any of the Documents; (g) the release or discharge of Borrower from the performance or observance of any obligation, undertaking or condition to be performed by Borrower under any of the Documents by operation of law, including any rejection or disaffirmance of any of the Documents in any bankruptcy or similar proceedings; (h) the receipt and acceptance by Lender or any other person or entity of notes, checks or other

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
instruments for the payment of money and extensions and renewals thereof; (i) any action, inaction or election of remedies by Lender which results in any impairment or destruction of any subrogation rights of Guarantors, or any rights of Guarantors to proceed against any other person or entity for reimbursement;
(j) any setoff, defense, counterclaim, abatement, recoupment, reduction, change in law or any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of Arizona, the state(s) in which the Collateral is located or any other jurisdiction; and (k) the termination or renewal of any of the Obligations or any other provision thereof.

         6. Each Guarantor represents and warrants to Lender that: (a) neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which such Guarantor is now a party or by which such Guarantor may be bound, or result in the creation of any lien, charge or encumbrance upon any property or assets of such Guarantor, which conflict, breach, default, lien, charge or encumbrance could result in a material adverse change in the financial condition of such Guarantor; (b) no further consents, approvals or authorizations are required for the execution and delivery of this Guaranty by such Guarantor or for such Guarantor's compliance with the terms and provisions of this Guaranty; (c) this Guaranty is the legal, valid and binding agreement of such Guarantor and is enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally and subject to general principles of equity; (d) such Guarantor has the full power, authority, capacity and legal right to execute and deliver this Guaranty, and, to the extent such Guarantor is a corporation, partnership, limited liability company or other form of entity, the parties executing this Guaranty on behalf of Guarantor are fully authorized and directed to execute the same to bind Guarantor; (e) such Guarantor is not a "foreign individual," "foreign corporation," "foreign partnership," "foreign limited liability company," "foreign trust," or "foreign estate," as those terms are defined in the U.S. Internal Revenue Code and the regulations promulgated thereunder; such Guarantor's Social Security Number or Federal Tax Identification Number is accurately set forth herein next to the signature of such Guarantor; such Guarantor has delivered to Lender either audited financial statements or, if such Guarantor does not have audited financial statements, certified financial statements; such financial statements and other information relating to such Guarantor heretofore delivered to Lender are true, correct and complete in all material respects as of the date of this Guaranty; such Guarantor understands that Lender is relying upon such information, and such Guarantor represents that such reliance is reasonable; and the financial statements of such Guarantor delivered by Borrower to Lender pursuant to the Loan Agreement have been prepared in accordance with generally accepted accounting principles consistently applied and accurately reflect, as of the date of this Guaranty, the financial condition of such Guarantor; (f) during the term of this Guaranty, such Guarantor will not transfer or dispose of any material part of its assets except in the ordinary course of business for full and fair consideration and reasonably equivalent value; furthermore, such Guarantor will furnish Lender annually, within ninety (90) days after the close of each calendar year, a financial statement consisting of a balance sheet and such other financial information as Lender may reasonably request; (g) the Documents are conclusively presumed to have been signed in reliance on this Guaranty and the assumption by each Guarantor of its obligations under this Guaranty results in direct financial benefit to such Guarantor; and Guarantors and Borrower are Affiliates of each other, each Guarantor is subject to the same control, directly or indirectly, as the other Guarantors and Borrower, and (iii) Guarantors and Borrower are financially interdependent on each other. As a result of such common control, each Guarantor acknowledges and agrees that a common enterprise exists and that each Guarantor will receive consideration for its execution and delivery of this Guaranty.

         7. This Guaranty shall commence upon execution and delivery of any of the Documents and shall continue in full force and effect until all of the Obligations are duly, finally and permanently paid, performed and discharged and are not subject to any right of reborrowing or extension by Borrower, and Lender gives Guarantors written notice of the full and final satisfaction of the Obligations. The Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Borrower to Lender are no longer subject to any right on the part of any person whomsoever, including but not limited to Borrower, Borrower as a debtor-in-possession and/or any trustee in bankruptcy, to disgorge such payments or seek to recoup the amount of such payments or any part thereof. This Guaranty shall remain in full force and effect and continue to be effective in the event that (i) any petition is filed by or against Borrower or any Guarantor for liquidation or reorganization, including, without limitation, under Title 11 of the United States Code, 11 U.S.C. Sec. 101 et seq. (the "Code"), (ii) Borrower or any Guarantor becomes insolvent or makes an assignment for the benefit of creditors or (iii) a receiver or trustee is appointed for all or any significant part of Borrower's or such Guarantor's assets. This Guaranty shall continue to be

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
effective or be reinstated, as applicable, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender, whether as a "voidable preference", "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment of the Obligations, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid to Lender and not so rescinded, reduced, restored or returned. Guarantors shall neither have any right of subrogation, indemnity or reimbursement nor hold any other claim against Borrower, and each of them does hereby release Borrower from any and all claims by such Guarantor now or hereafter arising against Borrower. Furthermore, each Guarantor hereby unconditionally and irrevocably waives (a) any right to participate in any security now or hereafter held by Lender or in any claim or remedy of Lender or any other person against Borrower with respect to the Obligations, (b) any statute of limitations affecting Guarantors' liability hereunder, (c) all principles and provisions of law which conflict with the terms of this Guaranty, and (d) diligence, presentment, protest, demand for performance, notice of nonperformance, notice of intent to accelerate, notice of acceleration, notice of protest, notice of dishonor, notice of execution of any Documents, notice of extension, renewal, alteration or amendment, notice of acceptance of this Guaranty, notice of defaults under any of the Documents and all other notices whatsoever.

         8. Notwithstanding the preceding Section 7 in the event that Guarantors shall have any claims against Borrower, any indebtedness of Borrower now or hereafter held by any or all Guarantors is hereby subordinated to the indebtedness of Borrower to Lender. Any such indebtedness of Borrower to Guarantors, if Lender so requests, shall be collected, enforced and received by Guarantors as trustee for Lender and be paid over to Lender on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty.

         9. It is not necessary for Lender to inquire into the powers of Borrower or its officers, directors, partners or agents acting or purporting to act on its behalf, and Guarantors shall be liable for the Obligations in accordance with their terms notwithstanding any lack of authorization or defect in execution or delivery by Borrower.

         10. In addition to the amounts guaranteed under this Guaranty, Guarantors agree to pay (i) all of Lender's attorneys' fees and other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty and
(ii) interest (including postpetition interest to the extent a petition is filed by or against Borrower under the Code) at the Default Rate (as defined in the Notes) on any Obligations not paid when due. Guarantors, jointly and severally, hereby agree to indemnify and hold harmless Lender for, from and against any loss, cause of action, claim, cost, expense or fee, including but not limited to attorney's fees and court costs, suffered or occasioned by the failure of
Borrower to satisfy its obligations under the Documents. The agreement to indemnify Lender contained in this paragraph shall be enforceable notwithstanding the invalidity or unenforceability of the Documents or any of them or the invalidity or unenforceability of any other paragraph contained in this Guaranty. All moneys available to Lender for application in payment or reduction of the liabilities of Borrower under the Documents may be applied by Lender to the payment or reduction of such liabilities of Borrower, in such manner, in such amounts and at such time or times as Lender may elect.

         11. All notices, demands, requests, consents, approvals or other instruments required or permitted to be given pursuant to this Guaranty shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next Business Day (as defined in the Loan Agreement), if delivered by express overnight delivery service or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the addresses (or facsimile numbers, as applicable) specified below: If to
Guarantors: c/o Mr. Donald W. Woolley, 1399 Franklin Boulevard, Eugene, OR 97403, with a copy to Mr. Bruce Davis, 11802 S.E. Stark Street, Portland, OR 97216, Telephone: (541) 683-0771, Telecopy: (541) 683-7364; If to Lender: GE
Capital Franchise Finance Corporation, 17207 North Perimeter Drive, Scottsdale, AZ 85255, Attention: Collateral Management, Telephone: (480) 585-4500, Telecopy:
(480) 585-2225, or to such other address or such other person as either Guarantors or Lender may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

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
         12. This Guaranty is delivered in the State of Arizona, and it is the intent of Guarantors and Lender that this Guaranty shall be deemed to be a contract made under and governed by the internal laws of the State of Arizona, without regard to its principles of conflicts of law. For purposes of any action or proceeding involving this Guaranty, Guarantors jointly and severally submit to the jurisdiction of all federal and state courts located in the State of Arizona and consent that they may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Guarantors waive and agree not to assert in any such action, suit or proceeding that they are not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. Nothing contained in this section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state(s) in which the Collateral is located and/or where Guarantors maintain their chief executive offices to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under the Documents.

         13. Each Guarantor intends that the business relationship created between Borrower and Lender, by the Loan Agreement, the Notes and the other Documents is solely that of creditor and debtor and has been entered into by such parties in reliance upon the economic and legal bargains contained in the Documents. Furthermore, Guarantors shall support the intent of Guarantors, Borrower and Lender that the Loan, the Notes and the Loan Agreement do not create a joint venture, partnership, trust, trust agreement or the like, if, and to the extent that, any challenge occurs, and Guarantors shall not assert that the Loan, the Notes or the Loan Agreement creates a joint venture, partnership, trust, trust agreement or the like. Guarantors acknowledge that Lender did not prepare or assist in the preparation of any of the projected financial figures used by Borrower in analyzing the economic viability and feasibility of the transactions contemplated by the Loan Agreement. Furthermore, Guarantors acknowledge that Borrower has not relied upon, nor may it hereafter rely upon, the analysis undertaken by Lender in determining the amount of the Loan, and that such analysis will not be made available to Borrower.

         14. All of Lender's rights and remedies under the Documents and this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy is intended to be in exclusion of or a waiver of any of the others. If under applicable law, Lender proceeds to realize benefits under any Document granting Lender a lien upon any collateral pledged under such Document, either by judicial foreclosure or by non-judicial sale or enforcement, Lender may, at is sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against Borrower or any pledgor, whether because of any applicable laws pertaining to "election of remedies" or the like, Guarantors hereby consent to such action by Lender and waives any claim based upon such action, even if such action by Lender shall result in a full or partial loss of any rights of subrogation which Guarantors might otherwise have had but for such action by Lender. Any election of remedies which results in the denial or impairment of the right of Lender to seek a deficiency judgment against Borrower or any pledgor shall not impair each Guarantor's obligation to pay the full amount of the Obligations. In the event Lender shall bid at any foreclosure or trustee's sale or at any private or public sale permitted by law or under the Documents, Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

         15. This Guaranty is solely for the benefit of Lender, its successors and assigns and is not intended to nor shall it be deemed to be for the benefit of any third party, including, without limitation, Borrower. This Guaranty and all obligations of Guarantor hereunder shall be binding upon the successors and assigns of each Guarantor (including, a debtor-in-possession on behalf of such Guarantor) and shall, together with the rights and remedies of Lender, hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations and its successor and assigns. No sales, participations, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of Lender or its successors and assigns hereunder. Guarantors may not assign, sell, hypothecate or otherwise transfer any interest in or obligations under this Guaranty.

         16. If any provision of this Guaranty is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect. Each Guarantor agrees to take such action and to sign such other documents as may be appropriate to carry out the intent of this Guaranty. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original.

         17. LENDER, BY ACCEPTING THIS GUARANTY, AND EACH OF THE GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY LENDER OR ANY OF THE GUARANTORS AGAINST THE OTHER OR THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY, THE RELATIONSHIP OF LENDER, BORROWER AND/OR THE GUARANTORS, BORROWER'S USE OF THE COLLATERAL, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY LENDER AND THE GUARANTORS OF ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, EACH OF THE GUARANTORS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY LENDER OR ANY OF THE GUARANTORS AGAINST THE OTHER OR ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY DOCUMENTS CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY LENDER AND THE GUARANTORS OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         18. Guarantors shall be liable under this Guaranty for the maximum amount of such liability that can be incurred hereby without rendering this Guaranty, as it relates to any of the Guarantors, voidable under applicable laws relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. Guarantors agree that the Obligations may at any time and from time to time exceed the amount of the liability of Guarantors hereunder without impairing this Guaranty or affecting the rights and remedies of Lender hereunder.


         IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty effective as of the date set forth in the introductory paragraph of this Guaranty.


                   SIGNATURES OF GUARANTORS ON FOLLOWING PAGES

                                              __________________________________
                                              BRUCE N. DAVIS



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Bruce N. Davis.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              WILLIAM W. SERVICE



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by William W. Service.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              THOMAS C. CONNOR



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Thomas C. CONNOR.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              STEPHANIE M. CONNOR



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Stephanie M. CONNOR.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              DONALD W. WOOLLEY



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Donald W. Woolley.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              DOLLY W. WOOLLEY



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Dolly W. Woolley.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              DOUGLAS A. LEE



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Douglas A. Lee.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              DEBRA A. WOOLLEY-LEE



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Debra A. Woolley-Lee.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              DONNA P. WOOLLEY



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by. Donna P. Woolley.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              DAVID D. CONNOR



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by David D. CONNOR.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              DAVID C. MANN



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by David C. Mann.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              CORYDON H. JENSEN



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Corydon H. Jensen.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              DENNIS W. WALDRON



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Dennis W. Waldron.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              GERALD A. SCOTT



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Gerald A. Scott.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              KAREN BROOKS



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Karen Brooks.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              LINDA ELLIS-BOLTON



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Linda Ellis-Bolton.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              SHEILA SCHWARTZ



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Sheila Schwartz.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              RICHARD P. BUCKLEY



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Richard P. Buckley.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              GARY N. WEEKS



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Gary N. Weeks.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                              __________________________________
                                              RICHARD WILLIAMS



STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Richard Williams.

                                              __________________________________
                                              Notary Public
My Commission Expires:

___________________________

                                   SCHEDULE I

                               LIST OF GUARANTORS

                                    EXHIBIT R


                               SUBSIDIARY GUARANTY

                   LIMITED GUARANTY OF PAYMENT AND PERFORMANCE


         THIS LIMITED GUARANTY OF PAYMENT AND PERFORMANCE (this "Guaranty") is made as of ___________________________, 2005, by ELMER'S PANCAKES & STEAKHOUSE,
INC., an Oregon corporation, GRASS VALLEY LTD, INC., an Oregon corporation, and CBW FOOD COMPANY, LLC, an Oregon limited liability company (individually, "Guarantor" and collectively, "Guarantors"), for the benefit of GE CAPITAL FRANCHISE FINANCE CORPORATION, A DELAWARE CORPORATION ("Lender").

         1. For valuable consideration, the receipt of which is hereby acknowledged, Guarantors, jointly and severally, unconditionally, absolutely and irrevocably guarantee and promise to pay to Lender, or order, any and all amounts, including, without limitation, principal and interest, taxes, insurance premiums, impounds, reimbursements, late charges, default interest, damages, indemnity obligations and all other amounts, costs, fees, expenses and charges of any kind or type whatsoever, which may or at any time be due to Lender pursuant to the following agreements (collectively, the "Documents"):

         A. Loan Agreement (the "Loan Agreement"), dated as of March ___, 2005 between Lender and ERI Acquisition Corp., an Oregon corporation ("ERI"), pertaining to a loan in the aggregate amount of $6,500,000.00 made by Lender to ERI (the "Loan"). Elmer's Restaurants, Inc., an Oregon corporation ("Borrower"), is the successor by merger to ERI. Initially capitalized terms not otherwise defined in this Guaranty shall have the meanings set forth in the Loan Agreement;

         B. Promissory Note, dated as of the date of the Loan Agreement, executed by Borrower and payable to Lender, in the amount of $3,500,000.00 (the "Fixed Rate Promissory Note");

         C. Promissory Note, dated as of the date hereof, executed by Borrower and payable to Lender, in the amount of $[ ] (the "Variable Rate Promissory Note") (the "Fixed Rate Promissory Note and the Variable Rate Promissory Note are defined collectively as the "Notes");

         D. Security Agreement dated as of the dated hereof by Borrower and Guarantors for the benefit of Lender;

         E. Intellectual Property Security Agreement dated as of the date hereof by Borrower, Franchisor and the other Subsidiaries in favor of Lender;

         F. Any other document, agreement, instrument or certificate contemplated by any of the foregoing agreements, or any other documents, agreements, instruments or certificates now or hereafter entered into between Lender and Borrower with respect to the Loan; and

         G. Any amendment of the foregoing documents, agreements, instruments or certificates now or hereafter entered into between Lender and Borrower.

         2. (a) Each Guarantor also unconditionally guarantees the truthfulness and accuracy of all representations, warranties and certifications of Borrower, the satisfaction of all conditions by Borrower and the full and timely performance of all obligations to be performed by Borrower, under or pursuant to the Documents (the matters which are guaranteed pursuant to Sections 1 and 2 are hereinafter collectively referred to as the "Obligations"). The obligations of each Guarantor under this Guaranty are primary, joint and several and independent of the obligations of any and every other Guarantor or of Borrower, and a separate action or actions may be brought and executed against any one or more of the Guarantors, whether or not such action is brought against Borrower or any other Guarantor and whether or not Borrower or any other Guarantor be joined in such action or actions.

         (b) Notwithstanding anything in this Guaranty to the contrary, the obligation of each Guarantor under this Guaranty is limited to the dollar amount corresponding to such Guarantor on the attached Schedule I.

         3. This is an absolute and unconditional guaranty of payment and performance and not of collection and each Guarantor unconditionally (a) waives any requirement that Lender first make demand upon, or seek to enforce or exhaust remedies against, Borrower or any other person or entity (including any other Guarantor) or any of the collateral or property of Borrower or such other person or entity before demanding payment from, or seeking to enforce this Guaranty against, such Guarantor; (b) waives and agrees not to assert any and all rights, benefits and defenses which might otherwise be available under the provisions of Ariz. Rev. Stat. ss.ss. 12-1641 and ss.ss. 12-1642 et seq., 44-141, 44-142 or 47-3605, Arizona Rules of Civil Procedure Rule 17(f), or any other Arizona statutes or rules (including any statutes or rules amending, supplementing or supplanting same) which might operate, contrary to Guarantor's agreements in this Guaranty, to limit Guarantor's liability under, or the enforcement of, this Guaranty; (c) covenants that this Guaranty will not be discharged until all of the Obligations are fully satisfied; and (d) agrees that this Guaranty shall remain in full effect without regard to, and shall not be affected or impaired by, any invalidity, irregularity or unenforceability in whole or in part of any of the Documents, or any limitation of the liability of Borrower or Guarantor thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever.

         4. This Guaranty is a continuing guaranty, and the obligations, undertakings and conditions to be performed or observed by each Guarantor under this Guaranty shall not be affected or impaired by reason of the happening from time to time of the following with respect to the Documents, all without notice to, or the further consent of, any Guarantor: (a) the waiver by Lender of the observance or performance by Borrower, Guarantors or any one or more of them of any of the obligations, undertakings, conditions or other provisions contained in any of the Documents, except to the extent of such waiver; (b) the extension, in whole or in part, of the time for payment of any amount owing or payable under the Documents; (c) the modification or amendment (whether material or otherwise) of any of the obligations of Borrower under, or any other provisions of, any of the Documents, except to the extent of such modification or amendment; (d) the taking or the omission of any of the actions referred to in any of the Documents (including, without limitation, the giving of any consent referred to therein); (e) any failure, omission, delay or lack on the part of Lender to enforce, assert or exercise any provision of the Documents, including any right, power or remedy conferred on Lender in any of the Documents or any action on the part of Lender granting indulgence or extension in any form; (f) the assignment to or assumption by any third party of any or all of the rights or obligations of Borrower under all or any of the Documents; (g) the release or discharge of Borrower from the performance or observance of any obligation, undertaking or condition to be performed by Borrower under any of the Documents by operation of law, including any rejection or disaffirmance of any of the Documents in any bankruptcy or similar proceedings; (h) the receipt and acceptance by Lender or any other person or entity of notes, checks or other instruments for the payment of money and extensions and renewals thereof; (i) any action, inaction or election of remedies by Lender which results in any impairment or destruction of any subrogation rights of Guarantors, or any rights of Guarantors to proceed against any other person or entity for reimbursement;
(j) any setoff, defense, counterclaim, abatement, recoupment, reduction, change in law or any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor, indemnitor or surety under the laws of the State of Arizona, the state(s) in which the Collateral is located or any other jurisdiction; and (k) the termination or renewal of any of the Obligations or any other provision thereof.

         5. Each Guarantor represents and warrants to Lender that: (a) neither the execution nor delivery of this Guaranty nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms or conditions of, or constitute a default under, any agreement or instrument to which such Guarantor is now a party or by which such Guarantor may be bound, or result in the creation of any lien, charge or encumbrance upon any property or assets of such Guarantor, which conflict, breach, default, lien, charge or encumbrance could result in a material adverse change in the financial condition of such Guarantor; (b) no further consents, approvals or authorizations are required for the execution and delivery of this Guaranty by such Guarantor or for such Guarantor's compliance with the terms and provisions of this Guaranty; (c) this Guaranty is the legal, valid and binding agreement of such Guarantor and is enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally and subject to general principles of equity; (d) such Guarantor has the full power, authority, capacity and legal right to execute and deliver this Guaranty, and, to the extent such Guarantor is a corporation, partnership, limited liability company or other form of entity, the parties executing this Guaranty on behalf of Guarantor are fully authorized and directed to execute the same to bind Guarantor; (e) such Guarantor is not a "foreign individual," "foreign corporation," "foreign partnership," "foreign limited liability company," "foreign trust," or "foreign estate," as those terms are defined in the U.S. Internal

Revenue Code and the regulations promulgated thereunder; such Guarantor's Social Security Number or Federal Tax Identification Number is accurately set forth herein next to the signature of such Guarantor; such Guarantor has delivered to Lender either audited financial statements or, if such Guarantor does not have audited financial statements, certified financial statements; such financial statements and other information relating to such Guarantor heretofore delivered to Lender are true, correct and complete in all material respects as of the date of this Guaranty; such Guarantor understands that Lender is relying upon such information, and such Guarantor represents that such reliance is reasonable; and the financial statements of such Guarantor delivered by Borrower to Lender pursuant to the Loan Agreement have been prepared in accordance with generally accepted accounting principles consistently applied and accurately reflect, as of the date of this Guaranty, the financial condition of such Guarantor; (f) during the term of this Guaranty, such Guarantor will not transfer or dispose of any material part of its assets except in the ordinary course of business for full and fair consideration and reasonably equivalent value; furthermore, such Guarantor will furnish Lender annually, within ninety (90) days after the close of each calendar year, a financial statement consisting of a balance sheet and such other financial information as Lender may reasonably request; (g) the Documents are conclusively presumed to have been signed in reliance on this Guaranty and the assumption by each Guarantor of its obligations under this Guaranty results in direct financial benefit to such Guarantor; and Guarantors and Borrower are Affiliates of each other, each Guarantor is subject to the same control, directly or indirectly, as the other Guarantors and Borrower, and (iii) Guarantors and Borrower are financially interdependent on each other. As a result of such common control, each Guarantor acknowledges and agrees that a common enterprise exists and that each Guarantor will receive consideration for its execution and delivery of this Guaranty.

         6. This Guaranty shall commence upon execution and delivery of any of the Documents and shall continue in full force and effect until all of the Obligations are duly, finally and permanently paid, performed and discharged and are not subject to any right of reborrowing or extension by Borrower, and Lender gives Guarantors written notice of the full and final satisfaction of the Obligations. The Obligations shall not be considered fully paid, performed and discharged unless and until all payments by Borrower to Lender are no longer subject to any right on the part of any person whomsoever, including but not limited to Borrower, Borrower as a debtor-in-possession and/or any trustee in bankruptcy, to disgorge such payments or seek to recoup the amount of such payments or any part thereof. This Guaranty shall remain in full force and effect and continue to be effective in the event that (i) any petition is filed by or against Borrower or any Guarantor for liquidation or reorganization, including, without limitation, under Title 11 of the United States Code, 11 U.S.C. Sec. 101 et seq. (the "Code"), (ii) Borrower or any Guarantor becomes insolvent or makes an assignment for the benefit of creditors or (iii) a receiver or trustee is appointed for all or any significant part of Borrower's or such Guarantor's assets. This Guaranty shall continue to be effective or be reinstated, as applicable, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender, whether as a "voidable preference", "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment of the Obligations, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid to Lender and not so rescinded, reduced, restored or returned.

         7. Guarantors shall neither have any right of subrogation, indemnity or reimbursement nor hold any other claim against Borrower, and each of them does hereby release Borrower from any and all claims by such Guarantor now or hereafter arising against Borrower. Furthermore, each Guarantor hereby unconditionally and irrevocably waives (a) any right to participate in any security now or hereafter held by Lender or in any claim or remedy of Lender or any other person against Borrower with respect to the Obligations, (b) any statute of limitations affecting Guarantors' liability hereunder, (c) all principles and provisions of law which conflict with the terms of this Guaranty, and (d) diligence, presentment, protest, demand for performance, notice of nonperformance, notice of intent to accelerate, notice of acceleration, notice of protest, notice of dishonor, notice of execution of any Documents, notice of extension, renewal, alteration or amendment, notice of acceptance of this Guaranty, notice of defaults under any of the Documents and all other notices whatsoever.

         8. Notwithstanding the preceding Section 7 in the event that Guarantors shall have any claims against Borrower, any indebtedness of Borrower now or hereafter held by any or all Guarantors is hereby subordinated to the indebtedness of Borrower to Lender. Any such indebtedness of Borrower to Guarantors, if Lender so requests, shall be collected, enforced and received by Guarantors as trustee for Lender and be paid over to Lender on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty.

         9. It is not necessary for Lender to inquire into the powers of Borrower or its officers, directors, partners or agents acting or purporting to act on its behalf, and Guarantors shall be liable for the Obligations in accordance with their terms notwithstanding any lack of authorization or defect in execution or delivery by Borrower.

         10. In addition to the amounts guaranteed under this Guaranty, Guarantors agree to pay (i) all of Lender's attorneys' fees and other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty and
(ii) interest (including postpetition interest to the extent a petition is filed by or against Borrower under the Code) at the Default Rate (as defined in the Notes) on any Obligations not paid when due. Guarantors, jointly and severally, hereby agree to indemnify and hold harmless Lender for, from and against any loss, cause of action, claim, cost, expense or fee, including but not limited to attorney's fees and court costs, suffered or occasioned by the failure of
Borrower to satisfy its obligations under the Documents. The agreement to indemnify Lender contained in this paragraph shall be enforceable notwithstanding the invalidity or unenforceability of the Documents or any of them or the invalidity or unenforceability of any other paragraph contained in this Guaranty. All moneys available to Lender for application in payment or reduction of the liabilities of Borrower under the Documents may be applied by Lender to the payment or reduction of such liabilities of Borrower, in such manner, in such amounts and at such time or times as Lender may elect.

         11. All notices, demands, requests, consents, approvals or other instruments required or permitted to be given pursuant to this Guaranty shall be in writing and given by (i) hand delivery, (ii) facsimile, (iii) express overnight delivery service or (iv) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) transmission, if delivered by facsimile, (c) the next Business Day (as defined in the Loan Agreement), if delivered by express overnight delivery service or (d) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the addresses (or facsimile numbers, as applicable) specified below:

         If to Guarantors:          Elmer's Pancakes & Steakhouse, Inc.
                                    Grass Valley Ltd, Inc.
                                    CBW Food Company, LLC
                                    11802 S.E. Stark Street
                                    Portland, OR 97292
                                    Attention:   Dennis Miller
                                    Telephone:   (503) 252-1485
                                    Telecopy:    (503) 252-6706

         And to:                    363 High Street
                                    Eugene, OR 97401
                                    Attention:   Mike Chamberlin
                                    Telephone:   (541) 465-3966
                                    Telecopy:    (541) 465-3967

         If to Lender:              GE Capital Franchise Finance Corporation
                                    17207 North Perimeter Drive
                                    Scottsdale, AZ  85255
                                    Attention:   Collateral Management
                                    Telephone:   (480) 585-4500
                                    Telecopy:    (480) 585-2225

or to such other address or such other person as either Guarantors or Lender may from time to time hereafter specify to the other party in a notice delivered in the manner provided above.

         12. This Guaranty is delivered in the State of Arizona, and it is the intent of Guarantors and Lender that this Guaranty shall be deemed to be a contract made under and governed by the internal laws of the State of Arizona, without regard to its principles of conflicts of law. For purposes of any action or proceeding involving this Guaranty, Guarantors jointly and severally submit to the jurisdiction of all federal and state courts located in the

State of Arizona and consent that they may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Guarantors waive and agree not to assert in any such action, suit or proceeding that they are not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. Nothing contained in this section shall limit or restrict the right of Lender to commence any proceeding in the federal or state courts located in the state(s) in which the Collateral is located and/or where Guarantors maintain their chief executive offices to the extent Lender deems such proceeding necessary or advisable to exercise remedies available under the Documents.

         13. Each Guarantor intends that the business relationship created between Borrower and Lender, by the Loan Agreement, the Notes and the other Documents is solely that of creditor and debtor and has been entered into by such parties in reliance upon the economic and legal bargains contained in the Documents. Furthermore, Guarantors shall support the intent of Guarantors, Borrower and Lender that the Loan, the Notes and the Loan Agreement do not create a joint venture, partnership, trust, trust agreement or the like, if, and to the extent that, any challenge occurs, and Guarantors shall not assert that the Loan, the Notes or the Loan Agreement creates a joint venture, partnership, trust, trust agreement or the like. Guarantors acknowledge that Lender did not prepare or assist in the preparation of any of the projected financial figures used by Borrower in analyzing the economic viability and feasibility of the transactions contemplated by the Loan Agreement. Furthermore, Guarantors acknowledge that Borrower has not relied upon, nor may it hereafter rely upon, the analysis undertaken by Lender in determining the amount of the Loan, and that such analysis will not be made available to Borrower.

         14. All of Lender's rights and remedies under the Documents and this Guaranty are intended to be distinct, separate and cumulative and no such right and remedy is intended to be in exclusion of or a waiver of any of the others. If under applicable law, Lender proceeds to realize benefits under any Document granting Lender a lien upon any collateral pledged under such Document, either by judicial foreclosure or by non-judicial sale or enforcement, Lender may, at is sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against Borrower or any pledgor, whether because of any applicable laws pertaining to "election of remedies" or the like, Guarantors hereby consent to such action by Lender and waives any claim based upon such action, even if such action by Lender shall result in a full or partial loss of any rights of subrogation which Guarantors might otherwise have had but for such action by Lender. Any election of remedies which results in the denial or impairment of the right of Lender to seek a deficiency judgment against Borrower or any pledgor shall not impair each Guarantor's obligation to pay the full amount of the Obligations. In the event Lender shall bid at any foreclosure or trustee's sale or at any private or public sale permitted by law or under the Documents, Lender may bid all or less than the amount of the Obligations and the amount of such bid need not be paid by Lender but shall be credited against the Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which Lender might otherwise be entitled but for such bidding at any such sale.

         15. This Guaranty is solely for the benefit of Lender, its successors and assigns and is not intended to nor shall it be deemed to be for the benefit of any third party, including, without limitation, Borrower. This Guaranty and all obligations of Guarantor hereunder shall be binding upon the successors and assigns of each Guarantor (including, a debtor-in-possession on behalf of such Guarantor) and shall, together with the rights and remedies of Lender, hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations and its successor and assigns. No sales, participations, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of Lender or its successors and assigns hereunder. Guarantors may not assign, sell, hypothecate or otherwise transfer any interest in or obligations under this Guaranty.

         16. If any provision of this Guaranty is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect. Each Guarantor agrees to take such action and to sign such other documents as may be appropriate to carry out the intent of this Guaranty. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original.

         17. LENDER, BY ACCEPTING THIS GUARANTY, AND EACH OF THE GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY LENDER OR ANY OF THE GUARANTORS AGAINST THE OTHER OR THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY, THE RELATIONSHIP OF LENDER, BORROWER AND/OR THE GUARANTORS, BORROWER'S USE OF THE COLLATERAL, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY LENDER AND THE GUARANTORS OF ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, EACH OF THE GUARANTORS AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY LENDER OR ANY OF THE GUARANTORS AGAINST THE OTHER OR ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY DOCUMENTS CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY LENDER AND THE GUARANTORS OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         18. Guarantors shall be liable under this Guaranty for the maximum amount of such liability that can be incurred hereby without rendering this Guaranty, as it relates to any of the Guarantors, voidable under applicable laws relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. Guarantors agree that the Obligations may at any time and from time to time exceed the amount of the liability of Guarantors hereunder without impairing this Guaranty or affecting the rights and remedies of Lender hereunder.

         IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty effective as of the date set forth in the introductory paragraph of this Guaranty.


                      GUARANTORS:


                      ELMER'S   PANCAKES   &   STEAKHOUSE,   INC.,   an  Oregon
                      corporation

                      By: _____________________________________________________

                      Printed Name: ___________________________________________

                      Its: ____________________________________________________



                      GRASS VALLEY LTD, INC., an Oregon corporation

                      By: _____________________________________________________

                      Printed Name: ___________________________________________

                      Its: ____________________________________________________


                      CBW FOOD COMPANY, LLC, an Oregon limited liability company

                      By: _____________________________________________________

                      Printed Name: ___________________________________________

                      Its: ____________________________________________________

STATE OF                                    )
         -----------------------------------
                                            ) SS.
COUNTY OF                                   )
          ----------------------------------


         The foregoing instrument was acknowledged before me on this _____ day of _______________, 2005, by ____________________________________________,
__________________________ of Elmer's Pancakes & Steakhouse, Inc., an Oregon corporation, on behalf of the corporation.


                                              __________________________________
                                              Notary Public

My Commission Expires:

____________________________________________



STATE OF                                    )
         -----------------------------------
                                            ) SS.
COUNTY OF                                   )
          ----------------------------------


         The foregoing instrument was acknowledged before me on this _____ day of _______________, 2005, by ____________________________________________,
__________________________ of Grass Valley Ltd, Inc., an Oregon corporation, on behalf of the corporation.


                                              __________________________________
                                              Notary Public

My Commission Expires:

____________________________________________



STATE OF                                    )
         -----------------------------------
                                            ) SS.
COUNTY OF                                   )
          ----------------------------------


         The foregoing instrument was acknowledged before me on this _____ day of _______________, 2005, by ____________________________________________,
__________________________ of CBW Food Company, LLC, an Oregon limited liability company, on behalf of the limited liability company.


                                              __________________________________
                                              Notary Public

My Commission Expires:

____________________________________________

                                   SCHEDULE I

                                    EXHIBIT S


                                CONTROL AGREEMENT

                      SECURITIES ACCOUNT CONTROL AGREEMENT


         THIS SECURITIES ACCOUNT CONTROL AGREEMENT (this "Agreement") is entered
into as of  March         ,  2005, by and among ERI ACQUISITION CORP., an Oregon
corporation ("Customer"), WELLS FARGO BROKERAGE SERVICES, LLC ("Intermediary"), and GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("Secured Party").

                                    RECITALS

        A. Customer maintains that certain Account No. (the "Securities Account") with Intermediary pursuant to an agreement between Intermediary and Customer dated as of (the "Account Agreement"), a copy of which is attached hereto as Exhibit A, and Customer has granted to Secured Party a security interest in the Securities Account and all financial assets and other property now or at any time hereafter held in the Securities Account.

        B. Secured Party, Customer and Intermediary have agreed to enter into this Agreement to perfect Secured Party's security interests in the Collateral, as defined below.

        NOW, THEREFORE, in consideration of their mutual covenants and promises, the parties agree as follows:

        1. DEFINITIONS. As used herein:

        (a) the term "Collateral" shall mean: (i) the Securities Account; (ii) the financial assets described on the attached Exhibit B and any other financial assets credited to the Securities Account; (iii) all security entitlements with respect to the financial assets credited to the Securities Account; (iv) any and all other investment property or assets maintained or recorded in the Securities Account; and (v) all replacements or substitutions for, and proceeds of the sale or other disposition of, any of the foregoing, including without limitation, cash proceeds; and

         (b) the terms "investment property," "entitlement order," "financial asset" and "security entitlement" shall have the respective meanings set forth in the Minnesota Uniform Commercial Code. The parties hereby expressly agree that all property, including without limitation, cash, certificates of deposit and mutual funds, at any time held in the Securities Account is to be treated as a "financial asset."

         2. AGREEMENT FOR CONTROL. Intermediary is authorized by Customer and agrees to comply with all entitlement orders originated by Secured Party with respect to the Securities Account, and all other requests or instructions from Secured Party regarding disposition and/or delivery of the Collateral, without further consent or direction from Customer or any other party.

        3. CUSTOMER'S RIGHTS WITH RESPECT TO THE COLLATERAL.

         (a) Intermediary agrees that, without the prior written consent of Secured Party: (i) Customer, or any party authorized by Customer to act with respect to the Securities Account, shall not give trading instructions to Intermediary with respect to Collateral in the Securities Account; and (ii) Intermediary shall not distribute to Customer or any other party in accordance with Customer's directions that portion of the Collateral which consists of interest and/or cash dividends earned on financial assets maintained in the Securities Account.

         (b) Without Secured Party's prior written consent, except to the extent permitted by Section 3(a) hereof: (i) neither Customer nor any party other than Secured Party may withdraw any Collateral from the Securities Account; and (ii) Intermediary will not comply with any entitlement order or request to withdraw any Collateral from the Securities Account given by any party other than Secured Party.

         4.   INTERMEDIARY'S   REPRESENTATIONS   AND  WARRANTIES.   Intermediary
represents and warrants to Secured Party that:

         (a) The Securities Account is maintained with Intermediary solely in Customer's name.

         (b) Intermediary has no knowledge of any claim to, security interest in or lien upon any of the Collateral, except: (i) the security interests in favor of Secured Party; and (ii) Intermediary's liens securing fees and charges, or payment for open trade commitments, as described in Section 4(e) hereof.

         (c) Attached hereto as Exhibit A is a true and complete copy of the Account Agreement.

         (d) Attached hereto as Exhibit B is an accurate and complete statement of the financial assets in the Securities Account as of the date of this Agreement.

         (e) Any claim to, security interest in or lien upon any of the Collateral which Intermediary now has or at any time hereafter acquires shall be junior and subordinate to the security interests of Secured Party in the Collateral, except for Intermediary's liens securing: (i) fees and charges owed by Customer with respect to the operation of the Securities Account; and (ii) payment owed to Intermediary for open trade commitments for purchases in and for the Securities Account.

         (f) All property credited to the Securities Account, and all other rights of Customer against Intermediary arising out of the Securities Account, including any free credit balances, will be treated as "financial assets" under
Article 8 of the Uniform Commercial Code.

         5. AGREEMENTS OF INTERMEDIARY AND CUSTOMER. Intermediary and Customer agree that:

        (a) Intermediary shall flag its books, records and systems to reflect Secured Party's security interests in the Collateral, and shall provide notice thereof to any party making inquiry as to Customer's accounts with Intermediary to whom or which Intermediary is legally required or permitted to provide information.

        (b) Intermediary shall send copies of all statements relating to the Securities Account simultaneously to Customer and Secured Party.

        (c) Intermediary shall promptly notify Secured Party if any other party asserts any claim to, security interest in or lien upon any of the Collateral, and Intermediary shall not enter into any control, custodial or other similar agreement with any other party that would create or acknowledge the existence of any such other claim, security interest or lien.

        (d) Without Secured Party's prior written consent, Intermediary and Customer shall not amend or modify the Account Agreement, other than amendments to reflect ordinary and reasonable changes in Intermediary's fees and charges for handling the Securities Account.

        (e) Neither Intermediary nor Customer shall terminate the Account Agreement without giving thirty (30) days' prior written notice to Secured Party.

        6. AGREEMENT OF CUSTOMER. Customer agrees to indemnify and hold harmless Intermediary, its officers, directors, employees and agents, against claims, liabilities or expenses (including reasonable attorney's fees) arising out of Intermediary's compliance with any instructions from Secured Party with respect to the Securities Account, except if such claims, liabilities or expenses are caused by Intermediary's negligence or willful misconduct.

        7. MISCELLANEOUS.

        (a)  This  Agreement   shall  not  create  any  obligation  or  duty  of
Intermediary except as expressly set forth herein.

        (b) As to the matters specifically the subject of this Agreement, in the event of any conflict between this Agreement and the Account Agreement or any other agreement between Intermediary and Customer, the terms of this Agreement shall control.

        (c) All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing (unless otherwise specifically provided) and delivered to each party at the address or facsimile number set forth below its signature, or to such other address or facsimile number as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (i) if sent by hand delivery, upon delivery; (ii) if sent by facsimile, upon receipt; and (iii) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid.

        (d) The prevailing party in the prosecution or defense of any action arising out of this Agreement, including any action for declaratory relief, shall be reimbursed by the party whose course of action necessitated such prosecution or defense for all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the prevailing party's in-house counsel), expended or incurred by the prevailing party in connection therewith, whether incurred at the trial or appellate level, in an arbitration proceeding, bankruptcy proceeding or otherwise.

        (e) This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Intermediary may not assign its obligations hereunder without Secured Party's prior written consent. This Agreement may be amended or modified only in writing signed by all parties hereto.

        (f) This Agreement shall terminate upon: (i) Intermediary's receipt of written notice from Secured Party expressly stating that Secured Party no longer claims any security interest in the Collateral; or (ii) termination of the Account Agreement pursuant to Section 5(e) hereof and Intermediary's delivery of all Collateral to Secured Party or its designee in accordance with Secured Party's written instructions.

        (g) This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

INTERMEDIARY:                           SECURED PARTY


WELLS FARGO BROKERAGE SERVICES, LLC     GE CAPITAL FRANCHISE FINANCE CORPORATION


By:                                     By:
Title:                                  Title:
Address:                                Address:


FAX No:                                 FAX No: 480-585-2225

CUSTOMER:

ERI ACQUISITION CORP.

By:
Title:
Address:


FAX No:

                                    EXHIBIT A

                                ACCOUNT AGREEMENT

                                    EXHIBIT B

                                FINANCIAL ASSETS

                                    EXHIBIT T


                                    INDEMNITY

                               INDEMNITY AGREEMENT


         THIS INDEMNITY AGREEMENT (the "Agreement") is made as of March____, 2005 by BRUCE N. DAVIS, WILLIAM W. SERVICE, THOMAS C. CONNOR, STEPHANIE M. CONNOR, DONALD W. WOOLLEY, DOLLY W. WOOLLEY, DOUGLAS A. LEE, DEBRA A. WOOLLEY-LEE, DONNA P. WOOLLEY, DAVID D. CONNOR, DAVID C. MANN, CORYDON H. JENSEN, DENNIS M. WALDRON, GERALD A. SCOTT, KAREN BROOKS, LINDA ELLIS-BOLTON, SHEILA SCHWARTZ, RICHARD P. BUCKLEY, GARY N. WEEKS AND RICHARD WILLIAMS (collectively, "Indemnitors"), for the benefit of GE CAPITAL FRANCHISE FINANCE CORPORATION, a Delaware corporation ("Lender").

                             PRELIMINARY STATEMENTS

         Unless otherwise expressly provided herein, all defined terms used in this Agreement shall have the meanings set forth in that certain Loan Agreement dated as of March , 2005 between Lender and Elmer's Acquisition Corp., an Oregon corporation ("Borrower") (the "Loan Agreement"). Indemnitors own all of the issued and outstanding shares of capital stock of Borrower.

         Pursuant to the Loan  Agreement,  Lender has agreed to make the Loan to
Borrower.   Lender's   obligation  to  advance  the  Loan  is  conditioned  upon
Indemnitors executing and delivering this Agreement.

                                    AGREEMENT

1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings

         "Elmer's" means Elmer's Restaurants, Inc., an Oregon corporation.

         "Indemnified Parties" means Lender and its shareholders, directors, officers, employees, affiliates, lenders, trustees, successors and assigns.

         "Losses" means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature (including, without limitation, attorneys' fees, court costs and other costs of defense), accruing or arising as a result of a violation by Borrower, any of Indemnitors and/or Elmer's, of any federal or state securities laws, including, without limitation, the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended, in connection with the Tender Offer and/or Merger, including without limitation, reasonable third-party attorneys' fees and expenses.

         "Merger" means either the short-form merger or the long-form merger of Borrower and Elmer's to be consummated under applicable Oregon law following the completion of the Tender Offer, with Elmer's being the surviving entity of such merger.

         "Tender Offer" means the cash-tender offer for common stock of Elmer's to be made by the Individual Guarantors as described in that certain Schedule 13D for Elmer's filed with the Securities and Exchange Commission on or about August 5, 2004, as amended.

         2. INDEMNIFICATION. Indemnitors shall, jointly and severally, indemnify, defend and hold harmless the Indemnified Parties for, from and against any and all Losses. This Agreement shall survive the scheduled maturity date or earlier repayment of the Loan.

         3. WAIVER AND AMENDMENT. No provisions of this Agreement shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

         4. FURTHER ASSURANCES. Each of the parties agrees to sign such other and further documents as may be reasonably required to carry out the intentions expressed in this Agreement.

         5. EVENT OF DEFAULT. If any of the Indemnitors fail to satisfy their respective obligations under this Agreement in any material respect, such failure shall be an Event of Default under the documents evidencing the Loan.

         6. FORUM SELECTION; JURISDICTION; VENUE; CHOICE OF LAW. Indemnitors acknowledge that this Agreement was substantially negotiated in the State of Arizona, the executed Agreement was delivered by Indemnitors in the State of Arizona and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Agreement, the parties hereto hereby expressly submit to the jurisdiction of all federal and state courts located in the State of Arizona and Indemnitors consent that they may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Indemnitors waive and agree not to assert in any such action, suit or proceeding that they are not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. It is the intent of the parties hereto that all provisions of this Agreement shall be governed by and construed under the laws of the state of Arizona. Nothing in this Section shall limit or restrict the right of Indemnified Parties to commence any proceeding in the State of Oregon to the extent any Indemnified Party deems such proceeding necessary or advisable to exercise remedies available under this Agreement.

         7. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

         8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Indemnified Parties, Indemnitors and their respective successors and permitted assigns, including, without limitation, any debtor-in-possession or any trustee appointed from a private panel. Lender shall have the right to assign this Agreement to any purchaser or lessee of the Premises, and this Agreement shall inure to the benefit of such purchaser or lessee. The Indemnified Parties shall not have the right to assign this Agreement without the prior consent of Lender, which consent may be withheld in Lender's sole discretion.

         9. NOTICES. All notices, consents, approvals or other instruments required or permitted to be given by any party under this Agreement shall be given as contemplated by the notice provision of the Loan Agreement (with all notices given to Indemnitors being delivered to the address set forth in the notice provision of the Loan Agreement for Borrower).

         10. WAIVER OF JURY TRIAL. LENDER, BY ACCEPTANCE OF THIS AGREEMENT, AND INDEMNITORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES HERETO AGAINST ANY OF THE OTHER PARTIES TO THIS AGREEMENT OR THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         IN WITNESS WHEREOF, the Indemnitors have executed this Agreement for the benefit of Lender as of the date first written above.


                              Indemnitors:


                              ________________________________________________
                              BRUCE N. DAVIS


                              ________________________________________________
                              WILLIAM W. SERVICE


                              ________________________________________________
                              THOMAS C. CONNOR


                              ________________________________________________
                              STEPHANIE M. CONNOR


                              ________________________________________________
                              DONALD W. WOOLLEY


                              ________________________________________________
                              DOLLY W. WOOLLEY


                              ________________________________________________
                              DOUGLAS A. LEE


                              ________________________________________________
                              DEBRA A. WOOLLEY-LEE


                              ________________________________________________
                              DONNA P. WOOLLEY


                              ________________________________________________
                              DAVID D. CONNOR


                              ________________________________________________
                              DAVID C. MANN


                              ________________________________________________
                              CORYDON H. JENSEN

                              ________________________________________________
                              DENNIS W. WALDRON


                              ________________________________________________
                              GERALD A. SCOTT


                              ________________________________________________
                              KAREN BROOKS


                              ________________________________________________
                              LINDA ELLIS-BOLTON


                              ________________________________________________
                              SHEILA SCHWARTZ


                              ________________________________________________
                              RICHARD P. BUCKLEY


                              ________________________________________________
                              GARY N. WEEKS


                              ________________________________________________
                              RICHARD WILLIAMS

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Bruce N. Davis.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by William W. Service.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Thomas C. CONNOR.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Stephanie M. CONNOR.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Donald W. Woolley.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Dolly W. Woolley.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Douglas A. Lee.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Debra A. Woolley-Lee.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Donna P. Woolley.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by David D. CONNOR.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by David C. Mann.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Corydon H. Jensen.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by. Dennis M. Waldron.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Gerald A. Scott.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Karen Brooks.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Linda Ellis-Bolton.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________

STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Sheila Schwartz.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Richard P. Buckley.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )

         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Gary N. Weeks.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________


STATE OF                                    )
                                            ) SS.
COUNTY OF                                   )


         The foregoing instrument was acknowledged before me this _______ day of ______________, 2005 by Richard Williams.

                                              __________________________________
                                              Notary Public
My Commission Expires:

__________________________________

                                    EXHIBIT U


                                LEASE GUARANTIES